Main	Budget
Estimates	principal

Main Estimates 2018–2019	Budget principal 2018–2019

Published by:	Publié par :
Department of Finance	Ministère des Finances
Province of New Brunswick	Province du Nouveau-Brunswick
P.O. Box 6000	Case postale 6000
Fredericton, New Brunswick	Fredericton (Nouveau-Brunswick)
E3B 5H1	E3B 5H1
Canada	Canada

Internet: www.gnb.ca/finance	Internet : www.gnb.ca/finances

January 30, 2018	30 janvier 2018

Cover:	Couverture :
Service New Brunswick (SNB 11601)	Service Nouveau-Brunswick (SNB 11601)

Printing and Binding:	Imprimerie et reliure :
Printing Services, Service New Brunswick	Services d’imprimerie, Service Nouveau-Brunswick

ISBN 978-1-4605-1872-4	ISBN 978-1-4605-1872-4

ISSN 0700-2467	ISSN 0700-2467

Printed in New Brunswick	Imprimé au Nouveau-Brunswick

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

TABLE OF CONTENTS / TABLE DES MATIÈRES

SECTION 1 - EXPLANATORY NOTES / NOTES EXPLICATIVES	1

Explanatory Notes / Notes explicatives	2

SECTION 2 - COMPARATIVE BUDGET PLAN / PLAN BUDGÉTAIRE COMPARATIF	5

Statement of Surplus or Deficit / État de l’excédent ou du déficit	6
Total Revenue / Recettes totales	7
Total Expense / Charges totales	8
Statement of Change in Net Debt / État de l’évolution de la dette nette	10
Investment in Tangible Capital Assets / Investissement dans les immobilisations corporelles	11
Statement of Amortization / État d’amortissement	12

SECTION 3 - EXPENDITURES / DÉPENSES	13

Gross Expenditures - Ordinary Account / Dépenses brutes - compte ordinaire	14
Summary of Amounts to be Voted / Sommaire des montants faisant l’objet d’un vote	15
Expenditures - Capital Account / Dépenses - compte de capital	16
Expenditures - Special Purpose Account / Dépenses - compte à but spécial	17
Expenditures - Special Operating Agencies / Dépenses - Organismes de services spéciaux	18
Loans and Advances / Prêts et avances	19
Working Capital Balances / Soldes - fonds de roulement	20

Department / Ministère

Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	21
Education and Early Childhood Development / Éducation et Développement de la petite enfance	26
Energy and Resource Development / Développement de l’énergie et des ressources	32
Environment and Local Government / Environnement et Gouvernements locaux	38
Executive Council Office / Bureau du Conseil exécutif	48
Finance / Finances	52
General Government / Gouvernement général	56
Health / Santé	66
Justice and Public Safety / Justice et Sécurité publique	75
Legislative Assembly / Assemblée législative	88
Office of the Attorney General / Cabinet du procureur général	98
Office of the Premier / Cabinet du premier ministre	103

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

TABLE OF CONTENTS / TABLE DES MATIÈRES

(continued / suite)

Department / Ministère

(continued / suite)

Opportunities New Brunswick / Opportunités Nouveau-Brunswick	105
Other Agencies / Autres organismes	109
Post-Secondary Education, Training and Labour /
Éducation postsecondaire, Formation et Travail	116
Regional Development Corporation / Société de développement régional	130
Service of the Public Debt / Service de la dette publique	135
Social Development / Développement social	137
Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	145
Transportation and Infrastructure / Transports et Infrastructure	153
Treasury Board / Conseil du Trésor	164

SECTION 4 - REVENUE / RECETTES	169

Gross Revenue by Department - Ordinary Account / Recettes brutes par ministère -
compte ordinaire	170
Gross Revenue by Source - Ordinary Account / Recettes brutes selon la provenance -
compte ordinaire	171
Gross Revenue by Department - Capital Account / Recettes brutes par ministère -
compte de capital	174
Gross Revenue by Source - Capital Account / Recettes brutes selon la provenance -
compte de capital	175
Gross Revenue by Department - Special Purpose Account / Recettes brutes par ministère -
compte à but spécial	176
Gross Revenue by Source - Special Purpose Account / Recettes brutes selon la provenance -
compte à but spécial	177
Gross Revenue by Department - Special Operating Agencies / Recettes brutes par
ministère - Organismes de services spéciaux	178
Gross Revenue by Source - Special Operating Agencies / Recettes brutes selon la provenance -
Organismes de services spéciaux	179
Gross Revenue by Department - Loans and Advances / Recettes brutes par ministère -
prêts et avances	180

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

TABLE OF CONTENTS / TABLE DES MATIÈRES

(continued / suite)

SECTION 4 - REVENUE / RECETTES

Department / Ministère

Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	181
Education and Early Childhood Development / Éducation et Développement de la petite enfance	185
Energy and Resource Development / Développement de l’énergie et des ressources	189
Environment and Local Government / Environnement et Gouvernements locaux	195
Finance / Finances	198
Health / Santé	203
Justice and Public Safety / Justice et Sécurité publique	206
Legislative Assembly / Assemblée législative	213
Office of the Attorney General / Cabinet du procureur général	214
Opportunities New Brunswick / Opportunités Nouveau-Brunswick	216
Other Agencies / Autres organismes	220
Post-Secondary Education, Training and Labour /
Éducation postsecondaire, Formation et Travail	223
Regional Development Corporation / Société de développement régional	228
Social Development / Développement social	231
Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	236
Transportation and Infrastructure / Transports et Infrastructure	241
Treasury Board / Conseil du Trésor	246

MAIN ESTIMATES / BUDGET PRINCIPAL, 2017–2018

--- Section 1 ---

EXPLANATORY NOTES /

NOTES EXPLICATIVES

Explanatory Notes

Introduction

The 2018–2019 Main Estimates represent the Government’s financial plan presented to the Legislative Assembly for the fiscal year ending March 31, 2019. The Main Estimates outline the estimated revenues and expenditures for the year based upon the policies, programs and priorities of the Government.

Notes explicatives

Introduction

Le Budget principal de 2018–2019 est le plan financier du gouvernement qui est présenté à l’Assemblée législative pour l’année financière se terminant le 31 mars 2019. Le budget principal explique les recettes et les dépenses prévues pour l’année selon les politiques, les programmes et les priorités du gouvernement.

Estimates Format

The 2018–2019 Main Estimates are divided into four sections as follows:

Section 1 – Explanatory Notes

This section provides an overview of the Main Estimates document.

Section 2 – Comparative Budget Plan

The Statement of Surplus or Deficit includes a summary of revenues and expenses for the Ordinary Account, Capital Account, Special Purpose Account, Special Operating Agencies, Sinking Fund Earnings and Amortization of Tangible Capital Assets, resulting in a Surplus or Deficit.

Format du budget principal

Le Budget principal de 2018–2019 est divisé en quatre sections :

Section 1 – Notes explicatives

Cette section présente un survol du document du budget principal.

Section 2 – Plan budgétaire comparatif

L’État de l’excédent ou du déficit inclut un sommaire des recettes et des dépenses pour le compte ordinaire, le compte de capital, le compte à but spécial, le compte des organismes de services spéciaux, les gains sur les fonds d’amortissement et d’amortissement des immobilisations corporelles, donnant lieu à un excédent ou à un déficit.

Government is required to recognize the gross cost of a tangible capital asset when establishing the amortization expense. Given that tangible capital assets have been acquired through a capital budget appropriation and amortization expense is simply the result of these past decisions, an appropriation for amortization expense is not required. A table of amortization expense has been provided in Section 2 for information purposes only.

Le gouvernement doit reconnaître le coût brut des immobilisations corporelles dans l’établissement de la charge d’amortissement. Vu que les immobilisations corporelles ont été acquises par crédit du budget de capital et que la charge d’amortissement est simplement le résultat des décisions précédentes, il n’est pas nécessaire de faire adopter un crédit pour la charge d’amortissement. Un tableau de la charge d’amortissement est fourni pour information dans la section 2.

The Statement of Change in Net Debt converts the Province’s surplus or deficit to an increase or decrease in net debt by removing the adjustments for tangible capital assets.	L’État de l’évolution de la dette nette convertit l’excédent ou le déficit en une augmentation ou diminution de la dette nette en enlevant les redressements relatifs aux immobilisations corporelles.

Section 3 – Expenditures

This section provides comparative expenditure information (i.e. 2017–2018 Estimate, 2017–2018 Revised and 2018–2019 Estimate) by account in summary form. This section also provides further information by department, program and program component. It also includes the departmental appropriations (i.e. To be Voted) by account for each department.

Section 3 – Dépenses

Cette section fournit de l’information comparative sommaire sur les dépenses par compte (Prévisions de 2017–2018, Prévisions révisées de 2017–2018 et Prévisions de 2018–2019). Elle donne aussi de l’information par ministère, par programme et par élément de programme. Elle comprend les crédits (devant être adoptés) par compte pour chaque ministère.

The Main Estimates contain details of appropriations required by the Financial Administration Act for the Ordinary Account, Capital Account, Special Operating Agencies and for Loans and Advances.

Le budget principal renferme les renseignements sur les crédits exigés par la Loi sur l’administration financière pour le compte ordinaire, le compte de capital, le compte des organismes de services spéciaux ainsi que les prêts et les avances.

The Legislature authorizes departmental spending through a number of votes. Statutory payments are excluded from voted amounts due to the fact that spending authority is specified in related legislation and does not require an annual appropriation as per subsection 30(3). Capital and Loans and Advances are voted on a gross basis as they are considered payments out of the Consolidated Fund. Special Purpose Account expenditures are not voted but are included within the Main Estimates for information purposes.

L’Assemblée législative autorise les dépenses des ministères par un certain nombre de crédits. Les paiements légaux sont exclus des montants votés, car l’autorité de dépenser est précisée dans une loi connexe et n’exige pas un crédit budgétaire annuel aux termes du paragraphe 30(3). Les fonds de capital et les prêts et avances sont votés comme des montants bruts, car ils sont considérés comme des paiements effectués à partir du Fonds consolidé. Les dépenses au compte à but spécial ne sont pas votées, mais elles sont incluses dans le budget principal pour information.

Section 4 – Revenue	Section 4 - Recettes

This section provides comparative revenue information (i.e. 2017–2018 Estimate, 2017–2018 Revised and 2018–2019 Estimate) by account in summary form. This section also provides further information by department, account and source.

Cette section fournit de l’information comparative sommaire sur les recettes (Prévisions de 2017–2018, Prévisions révisées de 2017–2018 et Prévisions de 2018–2019) par compte. Elle fournit aussi de l’information par ministère, par compte et par source.

Details on estimated spending plans for all programs and program components, including human resources implications, will be the responsibility of each department when they present their departmental estimates.

Les renseignements sur les plans de dépenses prévus pour chaque programme et élément de programme, y compris les répercussions sur les ressources humaines, seront la responsabilité des ministères lorsqu’ils présenteront leurs prévisions.

It should be noted that throughout the document, numbers may not add due to rounding.	Veuillez prendre note que les sommes ont été arrondies dans tout le document, ce qui explique les écarts.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

--- Section 2 ---

COMPARATIVE BUDGET PLAN /

PLAN BUDGÉTAIRE COMPARATIF

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF SURPLUS OR DEFICIT / ÉTAT COMPARATIF DE L’EXCÉDENT OU DU DÉFICIT

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	BUDGETARY ACCOUNTS / COMPTES BUDGÉTAIRES	PRÉVISIONS

		Revenue / Recette

8,749,709	8,844,074	Ordinary Account / Compte ordinaire	8,946,303
34,663	32,868	Capital Account / Compte de capital	48,264
79,505	79,375	Special Purpose Account / Compte à but spécial	117,289
135,916	117,772	Special Operating Agencies (net) / Organismes de services spéciaux (nettes)	124,198
188,900	188,900	Sinking Fund Earnings / Gains du fonds d’amortissement	191,200

9,188,693	9,262,989	Total Revenue / Recettes totales	9,427,254

		Expense / Charge

8,523,323	8,573,350	Ordinary Account / Compte ordinaire	8,773,358
163,698	146,409	Capital Account / Compte de capital	153,502
94,666	86,238	Special Purpose Account / Compte à but spécial	86,099
138,149	111,378	Special Operating Agencies (net) / Organismes de services spéciaux (nettes)	117,635
460,802	460,840	Amortization of Tangible Capital Assets / Amortissement des immobilisations corporelles	485,398

9,380,638	9,378,215	Total Expense / Charges totales	9,615,992

(191,945)	(115,226)	Surplus (Deficit) / Excédent (Déficit)	(188,738)

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

TOTAL REVENUE / RECETTES TOTALES

(In thousands of dollars / En milliers de dollars)

				SPECIAL
			SPECIAL	OPERATING
	ORDINARY	CAPITAL	PURPOSE	AGENCIES /
	ACCOUNT /	ACCOUNT /	ACCOUNT /	ORGANISMES
	COMPTE	COMPTE DE	COMPTE À	DE SERVICES
	ORDINAIRE	CAPITAL	BUT SPÉCIAL	SPÉCIAUX	TOTAL
DEPARTMENT / MINISTÈRE

Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	10,338	-	-	-	10,338

Education and Early Childhood Development / Éducation et Développement de la petite enfance	35,327	-	44,485	-	79,812

Energy and Resource Development / Développement de l'énergie et des ressources	79,746	40	3,347	-	83,133

Environment and Local Government / Environnement et Gouvernements locaux	3,803	-	45,830	-	49,633

Finance / Finances	7,680,067	-	1,131	-	7,681,198

Health / Santé	55,086	-	1,501	-	56,587

Justice and Public Safety / Justice et Sécurité publique	196,286	-	10,137	-	206,423

Legislative Assembly / Assemblée législative	495	-	-	-	495

Office of the Attorney General / Cabinet du procureur général	384	-	200	-	584

Opportunities New Brunswick / Opportunités Nouveau-Brunswick	8,965	-	-	1,800	10,765

Other Agencies / Autres organismes	650,963	-	-	-	650,963

Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	163,371	-	2,786	5,091	171,248

Regional Development Corporation / Société de développement régional	-	-	-	155,230	155,230

Social Development / Développement social	65,524	50	7,018	-	72,592

Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	3,070	-	1,579	4,576	9,225

Transportation and Infrastructure / Transports et Infrastructure	7,306	48,174	665	82,600	138,745

Treasury Board / Conseil du Trésor	500	-	10	-	510

Sub-total / Total partiel	8,961,231	48,264	118,689	249,297	9,377,481

Sinking Fund Earnings / Gains du fonds d'amortissement					191,200

Inter-account Transactions / Opérations intercomptes	(14,928)	-	(1,400)	(125,099)	(141,427)

TOTAL REVENUE / RECETTES TOTALES	8,946,303	48,264	117,289	124,198	9,427,254

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

TOTAL EXPENSE / CHARGES TOTALES

(In thousands of dollars / En milliers de dollars)

				SPECIAL
			SPECIAL	OPERATING
	ORDINARY	CAPITAL	PURPOSE	AGENCIES /
	ACCOUNT /	ACCOUNT /	ACCOUNT /	ORGANISMES
	COMPTE	COMPTE DE	COMPTE À	DE SERVICES
	ORDINAIRE	CAPITAL	BUT SPÉCIAL	SPÉCIAUX	TOTAL
DEPARTMENT / MINISTÈRE

Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	37,196	1,000	-	-	38,196

Education and Early Childhood Development / Éducation et Développement de la petite enfance	1,258,007	2,055	44,485	-	1,304,547

Energy and Resource Development / Développement de l'énergie et des ressources	101,820	4,050	3,300	-	109,170

Environment and Local Government / Environnement et Gouvernements locaux	142,035	1,000	10,031	-	153,066

Executive Council Office / Bureau du Conseil exécutif	12,546	-	-	-	12,546

Finance / Finances	10,797	-	1,131	-	11,928

General Government / Gouvernement général	792,547	-	-	-	792,547

Health / Santé	2,753,351	15,000	1,657	-	2,770,008

Justice and Public Safety / Justice et Sécurité publique	231,885	-	12,135	-	244,020

Legislative Assembly / Assemblée législative	30,717	-	-	-	30,717

Office of the Attorney General / Cabinet du procureur général	20,256	-	200	-	20,456

Office of the Premier / Cabinet du premier ministre	1,598	-	-	-	1,598

Opportunities New Brunswick / Opportunités Nouveau-Brunswick	47,186	-	-	1,800	48,986

Other Agencies / Autres organismes	386,108	-	-	-	386,108

Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	644,758	2,000	2,875	5,091	654,724

Regional Development Corporation / Société de Développement Régional	70,148	77,455	-	152,792	300,395

Service of the Public Debt / Service de la dette publique	675,000	-	-	-	675,000

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

TOTAL EXPENSE / CHARGES TOTALES

(In thousands of dollars / En milliers de dollars)

				SPECIAL
			SPECIAL	OPERATING
	ORDINARY	CAPITAL	PURPOSE	AGENCIES /
	ACCOUNT /	ACCOUNT /	ACCOUNT /	ORGANISMES
	COMPTE	COMPTE DE	COMPTE À	DE SERVICES
	ORDINAIRE	CAPITAL	BUT SPÉCIAL	SPÉCIAUX	TOTAL
DEPARTMENT / MINISTÈRE

Social Development / Développement social	1,194,547	12,000	6,665	-	1,213,212

Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	62,633	12,590	1,560	5,051	81,834

Transportation and Infrastructure / Transports et Infrastructure	307,404	688,150	2,045	78,000	1,075,599

Treasury Board / Conseil du Trésor	16,342	-	15	-	16,357

Total Expenditure / Dépenses totales	8,796,881	815,300	86,099	242,734	9,941,014

Investment in Tangible Capital Assets / Investissement dans les immobilisations corporelles	(7,195)	(661,798)	-	-	(668,993)

Inter-account Transactions / Opérations intercomptes	(16,328)	-	-	(125,099)	(141,427)

Amortization of Tangible Capital Assets / Amortissement des immobilisations corporelles					485,398

TOTAL EXPENSE / CHARGES TOTALES	8,773,358	153,502	86,099	117,635	9,615,992

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

CHANGE IN NET DEBT / L’ÉVOLUTION DE LA DETTE NETTE

(In thousands of dollars / En milliers de dollars)

	2017–2018	2017–2018	2018–2019
	ESTIMATE /	REVISED /	ESTIMATE /
	PRÉVISIONS	RÉVISÉES	PRÉVISIONS

Net Debt - Beginning of Year / Dette nette - Début de l’exercice	(13,997,406)	(13,826,996)	(14,099,847)

Changes in Year / Changements durant l’exercice

Surplus (Deficit) / Excédent (Déficit	(191,945)	(115,226)	(188,738)

Investments in Tangible Capital Assets / Investissement dans les immobilisations corporelles	(630,925)	(618,465)	(668,993)

Amortization of Tangible Capital Assets / Amortissement d’immobilisations corporelles	460,802	460,840	485,398

(Increase) Decrease in Net Debt / (Augmentation) Diminution de la dette nette	(362,068)	(272,851)	(372,333)

Net Debt - End of Year / Dette nette - Fin de l’exercice	(14,359,474)	(14,099,847)	(14,472,180)

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF INVESTMENT IN TANGIBLE CAPITAL ASSETS /

ÉTAT COMPARATIF DE L’INVESTISSEMENT DANS LES IMMOBILISATIONS CORPORELLES

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	DEPARTMENT / MINISTÈRE	PRÉVISIONS

3,412	3,189	Education and Early Childhood Development / Éducation et Développement de la petite enfance	1,960

2,590	846	Energy and Resource Development / Développement de l’énergie et des ressources	3,450

20,131	21,510	Health / Santé	15,000

980	360	Justice and Public Safety / Justice et Sécurité publique	800

12,179	11,602	Other Agencies / Autres organismes	4,095

13,200	13,200	Regional Development Corporation / Société de développement régional	5,242

6,600	5,350	Social Development / Développement social	11,000

6,215	6,335	Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	5,110

565,618	556,073	Transportation and Infrastructure / Transports et Infrastructure	622,336

630,925	618,465	TOTAL	668,993

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF AMORTIZATION / ÉTAT COMPARATIF D’AMORTISSEMENT

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	DEPARTMENT / MINISTÈRE	PRÉVISIONS

177	177	Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	165

51,882	51,882	Education and Early Childhood Development / Éducation et Développement de la petite enfance	59,067

521	492	Energy and Resource Development / Développement de l’énergie et des ressources	577

868	890	Environment and Local Government / Environnement et Gouvernements locaux	807

1,956	1,868	Finance / Finances	1,868

71,410	73,361	Health / Santé	73,954

3,534	3,660	Justice and Public Safety / Justice et Sécurité publique	1,932

16,852	16,684	Other Agencies / Autres organismes	17,187

354	307	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	39

112	0	Regional Development Corporation / Société de développement régional	0

3,963	1,913	Social Development / Développement social	3,963

698	700	Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	1,013

296,075	296,506	Transportation and Infrastructure / Transports et Infrastructure	312,726

12,400	12,400	Vehicle Management Agency / Agence de gestion des véhicules	12,100

460,802	460,840	TOTAL	485,398

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

--- Section 3 ---

EXPENDITURES /

DÉPENSES

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF ESTIMATED GROSS EXPENDITURE /

ÉTAT COMPARATIF DES DÉPENSES BRUTES PRÉVUES

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	DEPARTMENT / MINISTÈRE	PRÉVISIONS

33,532	33,285	Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	37,196

1,185,439	1,181,297	Education and Early Childhood Development / Éducation et Développement de la petite enfance	1,258,007

101,672	108,003	Energy and Resource Development / Développement de l’énergie et des ressources	101,820

140,298	143,980	Environment and Local Government / Environnement et Gouvernements locaux	142,035

11,938	11,938	Executive Council Office / Bureau du Conseil exécutif	12,546

10,514	10,514	Finance / Finances	10,797

800,291	818,636	General Government / Gouvernement général	792,547

2,655,493	2,663,197	Health / Santé	2,753,351

227,402	231,674	Justice and Public Safety / Justice et Sécurité publique	231,885

21,696	22,452	Legislative Assembly / Assemblée législative	30,717

18,293	18,293	Office of the Attorney General / Cabinet du procureur général	20,256

1,598	1,598	Office of the Premier / Cabinet du premier ministre	1,598

45,421	45,410	Opportunities New Brunswick / Opportunités Nouveau-Brunswick	47,186

369,188	365,394	Other Agencies / Autres organismes	386,108

619,234	626,198	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	644,758

64,355	82,680	Regional Development Corporation / Société de développement régional	70,148

701,000	683,000	Service of the Public Debt / Service de la dette publique	675,000

1,168,418	1,181,018	Social Development / Développement social	1,194,547

60,184	60,359	Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	62,633

301,615	306,615	Transportation and Infrastructure / Transports et Infrastructure	307,404

16,036	15,743	Treasury Board / Conseil du Trésor	16,342

8,553,617	8,611,284	Total Expenditure / Dépenses totales	8,796,881

(19,066)	(18,975)	Investment in Tangible Capital Assets / Investissement dans les immobilisations corporelles	(7,195)

(11,228)	(18,959)	Inter-Account Transactions / Opérations intercomptes	(16,328)

8,523,323	8,573,350	TOTAL EXPENSE / CHARGES TOTALES	8,773,358

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

SUMMARY OF AMOUNTS TO BE VOTED / SOMMAIRE DES MONTANTS FAISANT L’OBJET D’UN VOTE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

	2018–2019 TOTAL		TO BE
	ORDINARY /	NON-VOTED /	VOTED /
	ORDINAIRE	NON-VOTÉ	À VOTER
DEPARTMENT / MINISTÈRE

Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	37,196	-	37,196

Education and Early Childhood Development / Éducation et Développement de la petite enfance	1,258,007	47	1,257,960

Energy and Resource Development / Développement de l’énergie et des ressources	101,820	94	101,726

Environment and Local Government / Environnement et Gouvernements locaux	142,035	47	141,988

Executive Council Office / Bureau du Conseil exécutif	12,546	-	12,546

Finance / Finances	10,797	47	10,750

General Government / Gouvernement général	792,547	169	792,378

Health / Santé	2,753,351	47	2,753,304

Justice and Public Safety / Justice et Sécurité publique	231,885	47	231,838

Legislative Assembly / Assemblée législative	30,717	5,030	25,687

Office of the Attorney General / Cabinet du procureur général	20,256	-	20,256

Office of the Premier / Cabinet du premier ministre	1,598	67	1,531

Opportunities New Brunswick / Opportunités Nouveau-Brunswick	47,186	47	47,139

Other Agencies / Autres organismes	386,108	380,547	5,561

Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	644,758	47	644,711

Regional Development Corporation / Société de développement régional	70,148	-	70,148

Service of the Public Debt / Service de la dette publique	675,000	667,600	7,400

Social Development / Développement social	1,194,547	94	1,194,453

Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	62,633	47	62,586

Transportation and Infrastructure / Transports et Infrastructure	307,404	19,888	287,516

Treasury Board / Conseil du Trésor	16,342	47	16,295

TOTAL	8,796,881	1,073,912	7,722,969

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES /

ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	DEPARTMENT / MINISTÈRE	PRÉVISIONS

600	600	Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	1,000

2,135	2,135	Education and Early Childhood Development / Éducation et Développement de la petite enfance	2,055

2,900	1,135	Energy and Resource Development / Développement de l’énergie et des ressources	4,050

1,225	1,225	Environment and Local Government / Environnement et Gouvernements locaux	1,000

20,000	20,000	Health / Santé	15,000

2,000	2,000	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	2,000

92,470	77,470	Regional Development Corporation / Société de développement régional	77,455

5,200	4,000	Social Development / Développement social	12,000

10,570	10,570	Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	12,590

638,457	626,764	Transportation and Infrastructure / Transports et Infrastructure	688,150

775,557	745,899	Total Expenditure / Dépenses totales	815,300

(611,859)	(599,490)	Investment in Tangible Capital Assets / Investissement dans les immobilisations corporelles	(661,798)

163,698	146,409	TOTAL EXPENSE / CHARGES TOTALES	153,502

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	DEPARTMENT / MINISTÈRE	PRÉVISIONS

44,907	44,359	Education and Early Childhood Development / Éducation et Développement de la petite enfance	44,485

3,300	3,300	Energy and Resource Development / Développement de l’énergie et des ressources	3,300

8,371	8,371	Environment and Local Government / Environnement et Gouvernements locaux	10,031

56	56	Finance / Finances	1,131

2,000	3,400	Health / Santé	1,657

14,588	12,976	Justice and Public Safety / Justice et Sécurité publique	12,135

200	200	Office of the Attorney General / Cabinet du procureur général	200

3,165	3,311	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	2,875

14,654	6,900	Social Development / Développement social	6,665

1,560	1,510	Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	1,560

1,850	1,815	Transportation and Infrastructure / Transports et Infrastructure	2,045

15	40	Treasury Board / Conseil du Trésor	15

94,666	86,238	TOTAL	86,099

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

 SPECIAL OPERATING AGENCIES / ORGANISMES DE SERVICES SPÉCIAUX

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	DEPARTMENT / MINISTÈRE	PRÉVISIONS

0	0	Opportunities New Brunswick / Opportunités Nouveau-Brunswick	1,800

4,983	5,494	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	5,091

185,134	162,376	Regional Development Corporation / Société de développement régional	152,792

4,383	4,331	Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	5,051

76,660	77,100	Transportation and Infrastructure / Transports et Infrastructure	78,000

271,160	249,301	Total Expenditure / Dépenses totales	242,734

(133,011)	(137,923)	Inter-Account Transactions / Opérations intercomptes	(125,099)

138,149	111,378	TOTAL EXPENSE / CHARGES TOTALES	117,635

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF LOANS AND ADVANCES / ÉTAT COMPARATIF DES PRÊTS ET AVANCES

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	DEPARTMENT / MINISTÈRE	PRÉVISIONS

11,100	11,100	Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	11,100

60,000	22,449	Opportunities New Brunswick / Opportunités Nouveau-Brunswick	60,000

62,900	59,621	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	62,900

12,000	9,000	Regional Development Corporation / Société de développement régional	6,000

3,224	3,174	Social Development / Développement social	3,224

149,224	105,344	TOTAL	143,224

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

WORKING CAPITAL - MAXIMUM BALANCES / FONDS DE ROULEMENT - SOLDES MAXIMAUX

(In thousands of dollars / En milliers de dollars)

WORKING CAPITAL ADVANCES / AVANCES - FONDS DE ROULEMENT :
Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches		1,100
Education and Early Childhood Development / Éducation et Développement de la petite enfance		350
General Government / Gouvernement général		100
Health / Santé		1,225
Justice and Public Safety / Justice et Sécurité publique		10
Office of the Attorney General / Cabinet du procureur général		5
Social Development / Développement social		1,900
Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture		500
Transportation and Infrastructure / Transports et Infrastructure		3,000
Treasury Board / Conseil du Trésor		750
WorkSafeNB / Travail sécuritaire NB
- Finance/Finances	360
- EducationandEarlyChildhoodDevelopment/ÉducationetDéveloppementdelapetiteenfance	160
- Health/Santé	515	1,035

TOTAL - WORKING CAPITAL ADVANCES / AVANCES - FONDS DE ROULEMENT		9,975

PETTY CASH ADVANCES / AVANCES - PETITE CAISSE :

Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches		24
Education and Early Childhood Development / Éducation et Développement de la petite enfance		122
Energy and Resource Development / Développement de l’énergie et des ressources		27
Environment and Local Government / Environnement et Gouvernements locaux		4
Health / Santé		2
Justice and Public Safety / Justice et Sécurité publique		38
Office of the Attorney General / Cabinet du procureur général		4
Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail		20
Social Development / Développement social		24
Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture		100
Transportation and Infrastructure / Transports et Infrastructure		23
Other (small advances) / Autres (petits avances)		4

TOTAL - PETTY CASH ADVANCES / AVANCES - PETITE CAISSE		392

INVENTORIES / STOCKS :

Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches		2,000
Energy and Resource Development / Développement de l’énergie et des ressources		510
Health / Santé		8,830
Justice and Public Safety / Justice et Sécurité publique		650
Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail		200
Social Development / Développement social		100
Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture		400
Transportation and Infrastructure / Transports et Infrastructure		23,000

TOTAL - INVENTORIES / STOCKS		35,690

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF AGRICULTURE, AQUACULTURE AND FISHERIES /

MINISTÈRE DE L’AGRICULTURE, DE L’AQUACULTURE ET DES PÊCHES

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

33,532	33,285	Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	37,196

33,532	33,285	TOTAL - Gross Ordinary / Compte brute ordinaire	37,196

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME

DEPARTMENT OF AGRICULTURE, AQUACULTURE AND FISHERIES /

MINISTÈRE DE L’AGRICULTURE, DE L’AQUACULTURE ET DES PÊCHES

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

AGRICULTURE, AQUACULTURE AND FISHERIES		AGRICULTURE, AQUACULTURE ET PÊCHES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To deliver targeted programs and services, and provide strategic direction in support of economic development opportunities related to the sustainable primary and value-added agriculture, aquaculture and fisheries sectors.

Assurer la prestation de programmes et services, et fournir la direction stratégique en support des opportunités de développement économique relatif aux secteurs primaire durable et à valeur ajoutée de l’agriculture, de l’aquaculture et des pêches.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

AGRICULTURE	9,590	AGRICULTURE

To provide specialist advice and services for the growth and competitiveness of the agriculture sector. To provide services and programs focused on maintaining livestock and animal health, crop development and preserving food safety and quality.

Offrir des conseils et des services spécialisés pour la croissance et la compétitivité du secteur de l’agriculture. Fournir des services et des programmes visant le maintien en bonne santé du bétail et des animaux, le développement des cultures et la préservation de la salubrité et de la qualité des aliments.

FISHERIES AND AQUACULTURE	4,278	PÊCHERIES ET AQUACULTURE

To provide specialist advice and services for the growth and competitiveness of the fisheries and aquaculture sector. To provide services and programs focused on maintaining sustainable practices and preserving food safety and quality.

Offrir des conseils et des services spécialisés pour la croissance et la compétitivité du secteur des pêches et de l’aquaculture. Fournir des services et des programmes visant le maintien des pratiques durables et la préservation de la salubrité et de la qualité des aliments.

MARKETING AND TRADE	1,786	MARKETING ET COMMERCE

To provide strategic delivery and coordination of marketing and trade initiatives such as Local Food and Beverages Strategy, seafood exports, market intelligence and other related activities.

Assurer la prestation et la coordination stratégiques d’initiatives de marketing et de commerce comme la Stratégie sur les boissons et les aliments locaux, les exportations de produits de la mer, la collecte de renseignements commerciaux et d’autres activités connexes.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME

DEPARTMENT OF AGRICULTURE, AQUACULTURE AND FISHERIES /

MINISTÈRE DE L’AGRICULTURE, DE L’AQUACULTURE ET DES PÊCHES

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

AGRICULTURE, AQUACULTURE		AGRICULTURE, AQUACULTURE
AND FISHERIES (continued)		ET PÊCHES (suite)

BUSINESS GROWTH	1,219	CROISSANCE DES ENTREPRISES

To provide strategic delivery and coordination of development initiatives to support new entrants and the growth of businesses within the agriculture, aquaculture and fisheries sectors.

Assurer la prestation et la coordination stratégiques d’initiatives de développement pour appuyer les nouveaux venus et la croissance des entreprises dans les secteurs de l’agriculture, de l’aquaculture et des pêches.

INDUSTRY FINANCIAL PROGRAMS	19,720	PROGRAMMES FINANCIERS DESTINÉS À L’INDUSTRIE

To provide financial assistance to the agriculture, aquaculture and fisheries sectors under various funding programs.		Fournir une aide financière aux industries de l’agriculture, de l’aquaculture et des pêches au titre de divers programmes de financement.

FARM PRODUCTS COMMISSION	603	COMMISSION DES PRODUITS DE FERME

To provide management and administrative support to the Commission in the monitoring and commodity boards under the provision of the Natural Products Act.

Fournir un soutien en gestion et un soutien administratif à la Commission, qui est responsible, en vertu des dispositions de la Loi sur les produits naturels , de la surveillance des divers offices de commercialization.

TOTAL	37,196	TOTAL

TOTAL - DEPARTMENT OF AGRICULTURE, AQUACULTURE AND FISHERIES	37,196	TOTAL - MINISTÈRE DE L’AGRICULTURE, DE L’AQUACULTURE ET DES PÊCHES

TO BE VOTED	37,196	À VOTER

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF AGRICULTURE, AQUACULTURE AND FISHERIES /

MINISTÈRE DE L’AGRICULTURE, DE L’AQUACULTURE ET DES PÊCHES

CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

100	100	Capital Equipment / Biens d’équipement	500

500	500	Strategic Infrastructure / Infrastructure stratégique	500

600	600	TOTAL	1,000

- 25 -

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF LOANS AND ADVANCES / ÉTAT COMPARATIF DES PRÊTS ET AVANCES DEPARTMENT OF AGRICULTURE, AQUACULTURE AND FISHERIES / MINISTÈRE DE L’AGRICULTURE, DE L’AQUACULTURE ET DES PÊCHES

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

1,600	1,600	New Brunswick Agricultural Insurance Commission / Commission de l’assurance agricole du Nouveau-Brunswick	1,600

9,500	9,500	Loan Programs / Programmes de prêts	9,500

11,100	11,100	TOTAL	11,100

		TO BE VOTED / À VOTER	11,100

- 26 -

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT /

MINISTÈRE DE L’ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

56,983	52,594	Corporate and Other Education Services / Services généraux et autres services d’enseignement	51,741

1,036,289	1,037,600	School Districts / Districts scolaires	1,088,363

92,167	91,103	Early Childhood Development / Développement de la petite enfance	117,903

1,185,439	1,181,297	TOTAL - Gross Ordinary / Compte brute ordinaire	1,258,007

Note: /	Remarque:
The 2017-2018 Estimate has been restated to reflect government reorganization. / Les prévisions pour 2017-2018 ont été révisées en fonction de la réorganisation du gouvernement.

- 27 -

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME

DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT /

MINISTÈRE DE L’ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

CORPORATE AND OTHER EDUCATION SERVICES		SERVICES GÉNÉRAUX ET AUTRES SERVICES D’ENSEIGNEMENT

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

Provide administration and support services as well as research and planning services for the department. Manage programs and services in the area of instruction and evaluation.

Fournir des services d’administration et de support ainsi que des services de recherche et de planification au ministère. Gérer des programmes et services dans les domaines de l’instruction et de l’évaluation.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

MANAGEMENT SERVICES	7,649	SERVICES DE GESTION

Provide support in the areas of executive management, human resources, finance, accounting, budgeting, administration and performance excellence.		Fournir des services de soutien dans les domaines de direction supérieure, ressources humaines, finances, comptabilité, budget, administration et excellence du rendement.

Provide planning and research services for the department in areas such as education research, statistical analysis, policy and legislation.		Fournir des services de planification et de recherche au ministère dans des domaines tels que la recherche en éducation, l’analyse statistique, les politiques et les lois.

EDUCATION SERVICES	28,629	SERVICES ÉDUCATIFS

Plan, develop and ensure implementation of the prescribed curriculum for the public schools of the province.		Planifier, élaborer et assurer la mise en oeuvre des programmes d’études prescrits pour les écoles publiques de la province.

Provide support services to the district staff in the organization, implementation and maintenance of educational services.		Fournir des services de soutien au personnel des districts pour l’élaboration, la mise en oeuvre, et le suivi de services éducatifs.

Provide direct and indirect educational services to exceptional students.		Fournir des services éducatifs directs et indirects aux élèves exceptionnels.

Develop and administer a provincial comprehensive policy on educational evaluation.		Élaborer et administrer une politique provinciale globale sur l’évaluation de l’enseignement.

Develop and administer provincial testing programs at both elementary and secondary school levels.		Élaborer et administrer des programmes l’évaluation aux niveaux scolaires primaire et secondaire.

- 28 -

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME

DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT /

MINISTÈRE DE L’ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

CORPORATE AND OTHER		SERVICES GÉNÉRAUX ET AUTRES
EDUCATION SERVICES (continued)		SERVICES D’ENSEIGNEMENT (suite)

SUPPORT SERVICES	15,463	SERVICES DE SOUTIEN

Provide support services to school districts.		Fournir des services de soutien aux districts scolaires.

TOTAL	51,741	TOTAL

SCHOOL DISTRICTS		DISTRICTS SCOLAIRES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

Provide funding for school programs and services and develop financial policies and procedures for school districts.		Fournir les fonds pour les programmes et services scolaires, et élaborer des directives et modalités financières pour les districts scolaires.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

DISTRICT OFFICE	27,237	BUREAU DES DISTRICTS

Provide administrative, financial and budgeting services for school districts. Implement prescribed curriculum and provide pedagogical support to schools.		Fournir des services administratifs, financiers et budgétaires aux districts scolaires. Appliquez les programmes d’études et offrir un soutien pédagogique aux écoles.

Develop, implement and maintain human resource services for bargaining and non-bargaining employees.		Élaborer, mettre sur pied et soutenir des services de ressources humaines pour le personnel syndiqué et non syndiqué.

EDUCATIONAL SERVICES	886,831	SERVICES D’ÉDUCATION

Funding for prescribed instructional programs.		Fonds pour les programmes pédagogiques prescrits.

FACILITIES	117,743	INSTALLATIONS

Funding for planning and operation of school facilities.		Fonds pour la planification et le fonctionnement des installations scolaires.

PUPIL TRANSPORTATION	56,552	TRANSPORT DES ÉLÈVES

Funding for the operation and maintenance of the school bus fleet.		Fonds pour le fonctionnement et l’entretien du parc d’autobus scolaires.

TOTAL	1,088,363	TOTAL

- 29 -

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME

DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT /

MINISTÈRE DE L’ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

		DÉVELOPPEMENT DE LA
EARLY CHILDHOOD DEVELOPMENT		PETITE ENFANCE

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

Provide services aimed at supporting parents and enhancing early learning experiences to improve childhood outcomes.		Fournir des services qui visent à soutenir les parents et accroître les expériences en apprentissage précoce afin d’améliorer les résultats des enfants.

TOTAL	117,903	TOTAL

TOTAL - DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT	1,258,007	TOTAL - MINISTÈRE DE L’ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE

Less amounts authorized by law	47	Moins crédits autorisés par la loi

TO BE VOTED	1,257,960	À VOTER

- 30 -

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT /

MINISTÈRE DE L’ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE

CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

2,135	2,135	Public Schools - Capital Equipment / Écoles publiques - Biens d’équipement	2,055

2,135	2,135	TOTAL	2,055

- 31 -

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT /

MINISTÈRE DE L’ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE

SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

300	204	Scholarships and Trusts / Bourses et fiducies	230

7,600	7,400	First Nations Educational Fund / Fonds d’éducation des Premières nations	7,500

32,200	32,200	School District Projects / Projets de districts scolaires	32,200

4,110	4,110	School District Self-sustaining Funds / Fonds à but special de districts scolaires	4,110

20	20	Computers for Schools / Ordinateurs pour les écoles	20

677	425	International Education Services / Services d’éducation internationale	425

44,907	44,359	TOTAL	44,485

- 32 -

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

ENERGY AND RESOURCE DEVELOPMENT / DÉVELOPPEMENT DE L’ÉNERGIE ET DES RESSOURCES

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

9,266	9,016	Administration / Administration	8,453

78,235	80,825	Natural Resources / Ressources naturelles	83,147

8,988	9,179	Energy and Mines / Énergie et mines	6,598

5,183	8,983	Land Management / Aménagement des terres	3,622

101,672	108,003	TOTAL - Gross Ordinary / Compte brute ordinaire	101,820

Note:  /  Remarque:

The 2017-2018 Estimate has been restated to reflect government reorganization. / Les prévisions pour 2017-2018 ont été révisées en fonction de la réorganisation du gouvernement.

- 33 -

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME ENERGY AND RESOURCE DEVELOPMENT / DÉVELOPPEMENT DE L’ÉNERGIE ET DES RESSOURCES ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

ADMINISTRATION		ADMINISTRATION

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide management and administrative support for programs and activities of the Department of Energy and Resource Development (DERD) and the Department of Agriculture, Aquaculture and Fisheries (DAAF).

Fournir un soutien de gestion et d’administration en ce qui concerne les programmes et activités du ministère du Développement de l’énergie et des ressources (MDER) et du ministère de l’Agriculture, aquaculture et pêches (MAAP).

PROGRAM COMPONENT		ÉLÉMENT DU PROGRAMME

EXECUTIVE ADMINISTRATION	1,537	ADMINISTRATION GÉNÉRALE

Provide executive management and strategic policy direction.		Assurer une gestion supérieure et une orientation stratégique.

ORGANIZATIONAL DEVELOPMENT AND SERVICES	4,253	SERVICES ET DÉVELOPPEMENT ORGANISATIONNELS

Provide support in the areas of finance, accounting, information systems, and facilities management.		Assurer un soutien dans les domaines de la finance, comptabilité, systèmes d’information et la gestion des installations.

POLICY AND PLANNING	2,663	POLITIQUES ET PLANIFICATION

Provide support in the areas of policy and planning.		Fournir un soutien dans les domaines de politiques et planification.

TOTAL	8,453	TOTAL

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MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME ENERGY AND RESOURCE DEVELOPMENT / DÉVELOPPEMENT DE L’ÉNERGIE ET DES RESSOURCES ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

NATURAL RESOURCES			RESSOURCES NATURELLES

PROGRAM OBJECTIVES			OBJECTIFS DU PROGRAMME

To support, manage and protect the forest and fish and wildlife of New Brunswick.			Soutenir, gérer et protéger les forêts et les peuplements de poisson et de faune du Nouveau-Brunswick.

PROGRAM COMPONENTS			ÉLÉMENTS DU PROGRAMME

FOREST MANAGEMENT		55,439	AMÉNAGEMENT FORESTIER

Support and manage provincial timber resources and facilitate silviculture activities on both Crown and private land.			Soutenir et gérer les ressources en bois de la province et faciliter les activités de sylviculture sur les terres de la Couronne et les terres privées.

Forest Management Activities	33,221		Activités d’aménagement forestier	33221

First Nations Royalties	2,800		Redevances - Premières Nations	2800

Crown License Operations	19,418		Activités liées aux permis de coupe	19418

FOREST PROTECTION		9,818	PROTECTION DES FORÊTS

Protect the timber resource from fire, insect and disease.			Protéger les ressources en bois contre les incendies, les insectes et les maladies.

FISH AND WILDLIFE MANAGEMENT		2,645	AMÉNAGEMENT DES PEUPLEMENTS DE POISSONS ET DE FAUNE

Maintain fish and wildlife populations. Manage hunting, trapping and angling activities.			Maintenir les peuplements de poissons et de faune. Gérer les activités de chasse, de piégeage et de pêche à la ligne.

REGIONAL OPERATIONS		15,245	OPÉRATIONS RÉGIONALES

Operational program delivery in the regions and districts.			Prestation des programmes opérationnels dans les régions et les districts.

TOTAL		83,147	TOTAL

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MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME ENERGY AND RESOURCE DEVELOPMENT / DÉVELOPPEMENT DE L’ÉNERGIE ET DES RESSOURCES ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

ENERGY AND MINES		ÉNERGIE ET MINES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

Development and management of energy and mineral resources of the province.		Développement et gestion des ressources énergétiques et minérales de la province.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

ENERGY	1,283	ÉNERGIE

Provide support in the area of energy efficiency and sustainability, electricity, and petroleum and natural gas.		Fournir un soutien dans les domaines de l’efficacité et la durabilité énergétiques, l’électricité ainsi que le pétrole et le gaz naturel.

RESOURCE EXPLORATION, DEVELOPMENT AND MANAGEMENT	5,315	EXPLORATION, MISE EN VALEUR ET GESTION DES RESSOURCES

Provide support in the area of geology, exploration and resource development, promotion and related information services.		Fournir un soutien dans les domaines de géologie, exploration et développement des ressources, promotion et services d’information relies.

TOTAL	6,598	TOTAL

LAND MANAGEMENT		AMÉNAGEMENT DES TERRES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To ensure the effective management of Crown Lands and natural areas.		Assurer l’aménagement efficace des terres de la Couronne et des aires naturelles.

PROGRAM COMPONENT		ÉLÉMENT DU PROGRAMME

CROWN LAND MANAGEMENT		GESTION DES TERRES DE LA COURONNE

Manage the province’s Crown land resource, natural areas and parks.		Gérer les ressources des terres de la Couronne du gouvernement provincial, les espaces naturels, et les parcs.

TOTAL	3,622	TOTAL

TOTAL - DEPARTMENT OF ENERGY AND RESOURCE DEVELOPMENT	101,820	TOTAL - MINISTÈRE DU DÉVELOPPEMENT DE L’ÉNERGIE ET DES RESSOURCES

Less amounts authorized by law	94	Moins crédits autorisés par la loi

TO BE VOTED	101,726	À VOTER

- 36 -

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES ENERGY AND RESOURCE DEVELOPMENT / DÉVELOPPEMENT DE L’ÉNERGIE ET DES RESSOURCES CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2017–2018 ESTIMATE / PRÉVISIONS	2017–2018 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2018–2019 ESTIMATE / PRÉVISIONS

1,500	250	Caribou Mine Drainage Improvement / Amélioration du réseau de drainage de la mine Caribou	1,250

650	195	Musquash Watershed Infrastructure - Capital Improvements / Bassin hydrographique Musquash - Améliorations des biens immobiliers	250

750	690	Sentier NB Trail Intrastructure / Infrastructure du Sentier NB Trail	1,050

0	0	Land Purchase / Achat de terrains	1,500

2,900	1,135	TOTAL	4,050

- 37 -

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

ENERGY AND RESOURCE DEVELOPMENT / DÉVELOPPEMENT DE L’ÉNERGIE ET DES RESSOURCES

SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

1,700	1,700	Wildlife Trust Fund / Fonds en fiducie pour la faune	1,700

200	200	Recoverable Projects / Projets à frais recouvrables	200

1,400	1,400	Trail Management Trust Fund / Fonds en fiducie pour la gestion des sentiers	1,400

3,300	3,300	TOTAL	3,300

- 38 -

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /

MINISTÈRE DE L’ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

2,185	2,185	Corporate Services and Community Funding / Services généraux et financement communautaire	2,070

125,815	129,315	Local Government / Gouvernements Locaux	128,115

7,129	7,254	Authorizations and Compliance / Autorisations et conformité	6,935

2,646	2,646	Environmental Science and Protection / Science et protection de l’environnement	3,401

2,202	2,202	Policy, Climate Change, First Nations and Public Engagement / Politiques, changements climatiques et participation des premières nations et du public	1,134

321	378	Assessment and Planning Appeal Board / Commission d’appel en matière d’évaluation et d’urbanisme	380

140,298	143,980	TOTAL - Gross Ordinary / Compte brute ordinaire	142,035

Note: / Remarque :

The 2017-2018 Estimate has been restated to reflect government reorganization. / Les prévisions pour 2017-2018 ont été révisées en fonction de la réorganisation du gouvernement.

- 39 -

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT / MINISTÈRE DE L’ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

CORPORATE SERVICES AND COMMUNITY FUNDING		SERVICES GÉNÉRAUX ET FINANCEMENT COMMUNAUTAIRE

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide executive management and administrative support for all departmental programs and to administer Federal and Provincial funding programs targeted at community infrastructure.

Fournir un soutien à la haute direction et un soutien administratif pour tous les programmes du Ministère et gérer les programmes de financement fédéraux et provinciaux ciblant l’infrastructure communautaire.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

SENIOR MANAGEMENT	529	HAUTE DIRECTION

Provide executive management for departmental programs.		Fournir des services de haute direction pour les programmes du ministère.

CORPORATE SERVICES	1,382	SERVICES GÉNÉRAUX

Provide services in the areas of corporate finance, administration, information technology, legal affairs, performance excellence and continuous improvement. Liaise with Service New Brunswick to ensure the effective delivery of human resource and information technology development and support services.

Fournir des services dans les secteurs des finances générales, de l’administration, de la technologie de l’information, des affaires juridiques, de l’excellence du rendement et de l’amélioration continue. Assurer la liaison avec Service Nouveau -Brunswick afin de garantir la prestation efficace des services de développement et de soutien des ressources humaines et des technologies de l’information.

COMMUNITY FUNDING	159	FINANCEMENT COMMUNAUTAIRE

To administer Federal and Provincial funding programs targeted at community infrastructure. To provide technical services to the division and advise municipalities on technical issues.

Gérer les programmes fédéraux/provinciaux de financement ciblant l’infrastructure communautaire. Fournir des services techniques à la division et conseiller les municipalités sur les questions d’ordre technique.

TOTAL	2,070	TOTAL

- 40 -

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT / MINISTÈRE DE L’ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

LOCAL GOVERNMENT		GOUVERNEMENTS LOCAUX

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To serve as the primary point of contact between the Provincial Government and communities (incorporated and unincorporated). To provide professional financial advice, oversight and reporting services to municipalities, local service districts and rural communities; to build governance capacity at the local level by providing advisory services to municipalities and rural communities; and to provide for the development of community services and the operationalization of programs in the unincorporated areas of New Brunswick through Local Services Managers.

Agir comme principal lien entre le gouvernement provincial et les communautés (constituées en municipalités ou non). Offrir des conseils professionnels en matière de finances, ainsi que des services de surveillance et de production de rapports aux municipalités, aux districts de services locaux et aux communautés rurales; renforcer la capacité de gouvernance à l’échelle locale en fournissant des services consultatifs aux municipalités et aux communautés rurales; et assurer le développement des services communautaires et la mise à exécution des programmes dans les secteurs du Nouveau-Brunswick non constitutés en municipalités par l’entremise des gestionnaires des services locaux.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

LOCAL SERVICE DISTRICT EXPENDITURES	57,426	DÉPENSES DES DISTRICTS DE SERVICES LOCAUX

Provide funding to unincorporated areas as provided for under the Community Funding Act and provide for the development of community services and the operationalization of programs through Local Services Managers. Provide consistent application of procedures across the Province, ensuring uniform community relations.

Fournir des fonds aux secteurs non constitués en municipalité conformément à la Loi sur le financement communautaire et assurer le développement des services communautaires et la mise à exécution des programmes par l’entremise des gestionnaires des services locaux. Assurer l’application cohérente des procédures dans l’ensemble de la province de façon à établir des relations communautaires uniformes.

COMMUNITY FUNDING AND EQUALIZATION GRANT FOR MUNICIPALITIES AND RURAL COMMUNITIES	68,008	SUBVENTION DE FINANCEMENT ET DE PÉRÉQUATION COMMUNAUTAIRE AUX MUNICIPALITÉS ET COMMUNAUTÉS RURALES

Provision of the community funding and equalization grant to municipalities and rural communities as provided for under the Community Funding Act.		Octroyer la subvention de financement et de péréquation communautaire aux municipalités et communautés rurales conformément à la Loi sur le financement communautaire.

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MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT / MINISTÈRE DE L’ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

LOCAL GOVERNMENT (continued)			GOUVERNEMENTS LOCAUX (suite)

MUNICIPAL AND RURAL COMMUNITY PROPERTY TAX WARRANT		1,000	MANDAT D'IMPÔT FONCIER DES MUNICIPALITÉS ET COMMUNAUTÉS RURALES

Provides for the monthly payment of the property tax warrant levied by municipalities and rural communities including the Provincial Grant in lieu of Property Taxes.			Pourvoir au paiement du mandate d'impôt foncier des municipalités et communautés rurales y inclut la subvention provinciale tenant lieu d'impôt foncier.

Municipal and Rural Community Property Tax Warrant	746,925		Mandat d'impôt foncier des municipalitiés et communautés rurales	746925

Municipal and Rural Community Property Taxes	(663,034)		Impôts fonciers des municipalités et des collectivités rurales	(663034)

Grant in lieu of Municipal Real Property Taxes	(83,891)		Subvention en remplacant de l'impôt foncier municipal	(83891)

Provision for Municipal and Rural Community Property Tax Assessment Adjustments	1,000		Provision pour ajustements des évaluations foncières des municipalités et des collectivités rurales	1000

COMMUNITY FINANCES		349	FINANCES COMMUNAUTAIRES

Responsible for fiscal arrangements and budget approval for municipalities, rural communities, and local service districts and for financial reporting by municipalities, rural communities, local service districts and municipal services commissions.

Responsable des arrangements fiscaux et de l'approbation des budgets des municipalités, communautés rurales et districts de services locaux, et de la présentation de l'information financière par les municipalités, communautés rurales, districts de services locaux et les commissions de services municipals.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME

DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /

MINISTÈRE DE L’ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

LOCAL GOVERNMENT (continued)		GOUVERNEMENTS LOCAUX (suite)

LOCAL AND REGIONAL GOVERNANCE	1,332	GOUVERNANCE LOCALE ET RÉGIONALE

Provide leadership, oversight and support to municipalities, rural communities, regional service commissions and the New Brunswick SPCA. This includes building governance and service delivery capacity at the local and regional level, promoting local and regional planning, and supporting community restructuring and shared service agreements.

Orienter, superviser et soutenir les municipalités, les communautés rurales, les commissions de services régionaux et la SPANB afin de développer la capacité de gouvernance et de prestation de services aux échelons local et régional, de favoriser la planification locale et régionale et de faciliter la restructuration communautaire et les ententes de partages de services.

TOTAL	128,115	TOTAL

AUTHORIZATIONS AND COMPLIANCE		AUTORISATIONS ET CONFORMITÉ

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To administer environmental protection programs, with the main objective being to connect and integrate the decision-making process for all of the department’s regulatory programs.

Gérer les programmes de protection de l’environnement en ayant pour objectif principal d’uniformiser et d’harmoniser le processus décisionnel appliqué à tous les programmes de réglementation du ministère.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

REGIONAL OPERATIONS AND COMPLIANCE	3,148	OPÉRATIONS RÉGIONALE ET CONFORMITÉ

Provide emergency management/response and local service delivery of relevant departmental programs and an inspection program through six Regional Offices. Liaise with Justice and Public Safety for the management of enforcement activities related to the Acts and Regulations under the department’s mandate.

Assurer la gestion des situations d’urgence et les interventions en cas d’urgence ainsi que la prestation locale de services pour les programmes pertinents du Ministère et le programme d’inspection par l’intermédiaire des six bureaux régionaux. Assurer la liaison avec Justice et Sécurité publique pour la gestion des activités visant faire respecter les lois et règlements qui relèvent du ministère.

AUTHORIZATIONS	3,190	AUTORISATIONS

Regulate the construction and operation of specific activities in order to minimize impacts on the province’s air, land, and water environments. This is accomplished by using various regulatory tools and through a strong auditing program to assess compliance.

Régir la construction et l’exploitation liées à des activités particulières afin d’atténuer le plus possible les effets sur l’eau, l’air et la terre dans la province. Pour ce faire, avoir recours à divers outils de réglementation et évaluer la conformité au moyen d’un programme de vérification rigoureux.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME

DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /

MINISTÈRE DE L’ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

AUTHORIZATIONS AND COMPLIANCE
(continued)		AUTORISATIONS ET CONFORMITÉ (suite)

SOURCE AND SURFACE WATER		GESTION DES EAU DE SOURCE ET DE
MANAGEMENT	597	SURFACE

Manage and protect the Province’s drinking water resources, and ensure that activities in close proximity to the Province’s waterways are conducted in a sustainable and environmentally responsible manner.

Gérer et protéger les ressources en eau potable de la province et veiller à ce que les activités à proximité des cours d’eau de la province soient menées de manière durable et responsable sur le plan écologique.

TOTAL	6,935	TOTAL

ENVIRONMENTAL SCIENCE AND		SCIENCE ET PROTECTION DE
PROTECTION		L’ENVIRONNEMENT

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide scientific analysis, review, advice and reporting services on matters related to the Province’s air and water resources. To ensure that potential environmental impacts are avoided or reduced to acceptable levels for certain planned projects and activities. To provide technical advice, guidance, support and maintain awareness in research and developments in environmental public health issues and initiatives.

Fournir des services d’analyse, d’examen, de conseil et de production de rapports scientifiques sur des sujets relatifs aux ressources en air et en eau de la province. Veiller à ce que les répercussions possibles sur l’environnement soient évitées ou réduites à des niveaux acceptables dans le cas de certaines activités ou de certains projets. Fournir des conseils, des directives et un soutien techniques, et se tenir au courant de la recherche dans le domaine de la santé publique environnementale et de l’évolution des questions et des initiatives s’y rapportant.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

ENVIRONMENTAL IMPACT ASSESSMENT	712	ÉTUDE D’IMPACT SUR L’ENVIRONNEMENT

Through the Environmental Impact Assessment (EIA) process, identify potential environmental impacts of certain proposed activities and developments so that such impacts can be avoided or reduced to acceptable levels if the projects are permitted to proceed.

Au moyen du processus d’étude d’impact sur l’environnement (EIE), déterminer les répercussions possibles sur l’environnement de certaines activités proposées et de certains projets d’aménagement de manière que ces répercussions puissent être évitées ou réduites à desniveaux acceptables si ces activités ou ces projets sont autorisés.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME

DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /

MINISTÈRE DE L’ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

ENVIRONMENTAL SCIENCE AND PROTECTION (continued)		SCIENCE ET PROTECTION DE L’ENVIRONNEMENT (suite)

AIR AND WATER SCIENCES	2,191	SCIENCES DE L’AIR ET DE L’EAU

Monitor current environmental conditions (air and water), provide baseline information and data, and provide scientific services and hydrologic forecasting to interpret, evaluate, and report on the state of the environment in New Brunswick. Prepare and deliver the results of these activities to assist in informed decision making, primarily as it relates to environmental matters.

Surveiller les conditions environnementales existantes (air et eau), fournir des renseignements et des données de référence et fournir des services scientifiques et des prévisions hydrologiques afin d’évaluer et d’interpréter l’état de l’environnement au Nouveau- Brunswick et d’en faire rapport. Préparer et présenter les résultats de ces activités afin de faciliter la prise de décisions éclairées, particulièrement en ce qui concerne les questions environnementales.

HEALTHY ENVIRONMENTS	498	ENVIRONNEMENTS EN SANTÉ

Develop programs and policies and provide scientific and engineering expertise to interpret, evaluate, and report on Healthy Environments initiatives for the Department. As part of a multi-departmental team, strive to meet regulatory responsibilities through an integrated mix of programs intended to anticipate, prevent and control adverse health effects from exposure to environmental health hazards resulting from the built environment in which we live, work and play.

Élaborer des programmes et des politiques et fournir l’expertise scientifique et technique nécessaire pour évaluer et interpréter les initiatives sur les environnements sains et en faire rapport au Ministère. Au sein d’une équipe multiministérielle, s’efforcer de respecter les responsabilités réglementaires à l’aide de divers programmes intégrés visant à prévoir, prévenir et contrôler les effets nocifs sur la santé d’une exposition aux risques environnementaux touchant la santé que présente le milieu bti dans lequel nous vivons, travaillons et jouons.

TOTAL	3,401	TOTAL

POLICY, CLIMATE CHANGE, FIRST NATIONS AND PUBLIC ENGAGEMENT		POLITIQUES, CHANGEMENTS CLIMATIQUES ET PARTICIPATION DES PREMIÈRES NATIONS ET DU PUBLIC

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

Provide support in the areas of policy and planning, coordination of climate change policies and programs, and First Nations and public engagement.		Fournir en soutien les domains de politiques et planification, coordination du politiques et du programmes sur le changements climatiques, et engagement de premières Nations et de collectivités.

TOTAL	1,134	TOTAL

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MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME

DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /

MINISTÈRE DE L’ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

ASSESSMENT AND PLANNING APPEAL BOARD		COMMISSION D’APPEL EN MATIÈRE D’ÉVALUATION ET D’URBANISME

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

Conduct planning and property tax assessment appeals, as well as appeals on heritage properties, across the Province and render written decisions.		Donner suite aux appels en matière d’urbanisme et d’évaluation foncière ainsi qu’à ceux concernant les biens patrimoniaux dans l’ensemble de la province et rendre des décisions par écrit.

TOTAL	380	TOTAL

TOTAL - DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT	142,035	TOTAL - MINISTÈRE DE L’ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX

Less amounts authorized by law	47	Moins crédits autorisés par la loi

TO BE VOTED	141,988	À VOTER

- 46 -

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /

MINISTÈRE DE L’ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX

CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

1,225	1,225	Local Service Districts / Districts de services locaux	1,000

1,225	1,225	TOTAL	1,000

- 47 -

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /

MINISTÈRE DE L’ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX

SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

0	0	Climate Change Fund / Fonds pour les changements climatiques	1,601

8,371	8,371	Environmental Trust Fund / Fonds en fiducie pour l’environnement	8,430

8,371	8,371	TOTAL	10,031

- 48 -

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

EXECUTIVE COUNCIL OFFICE / BUREAU DU CONSEIL EXÉCUTIF

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

2,402	2,402	Executive Council Secretariat / Secrétariat du Conseil exécutif	2,682

4,005	4,005	Corporate Communications / Communications gouvernementales	4,128

342	342	Office of the Lieutenant-Governor / Cabinet du lieutenant-gouverneur	341

2,831	2,831	Women’s Equality Branch / Direction de l’égalité des femmes	3,029

2,358	2,358	Intergovernmental Affairs / Affaires intergouvernementales	2,366

11,938	11,938	TOTAL - Gross Ordinary / Compte brute ordinaire	12,546

- 49 -

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME EXECUTIVE COUNCIL OFFICE / BUREAU DU CONSEIL EXÉCUTIF ORDINARY ACCOUNT / COMPTE ORDINAIRE (In thousands of dollars / En milliers de dollars)

EXECUTIVE COUNCIL SECRETARIAT		SECRÉTARIAT DU CONSEIL EXÉCUTIF

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide secretariat and administrative services for Executive Council, the Policy Board, the Priorities Board and the Legislative Instruments and Regulations Board of Cabinet and, from time to time, Special Committees of Cabinet.

Fournir des services administratifs et de secrétariat au Conseil exécutif, au Conseil des politiques, au Conseil des priorités, et au Conseil des instruments législatifs et des règlements du Cabinet, et, à l’occasion, à des comités spéciaux du Cabinet.

To review proposals for the development or amendment of government policy. To review all regulatory and legislative proposals. To monitor progress in meeting government commitments. To provide central support on appointments and governance of agencies, boards and commissions.

Examiner toute proposition visant à élaborer ou à modifier des politiques gouvernementales. Examiner tout avant- projet de loi ou règlement. Surveiller la réalisation des objectifs Surveiller la réalisation des objectifs gouvernementaux. Fournir un soutien central pour les nominations et la gouvernance de organismes, conseils et commissions.

To support the Government House Leader in planning, establishing and managing the Government’s agenda for the Legislative Assembly; and in overseeing policy issues related to democracy and the Legislature.

Appuyer le leader du gouvernement à la Chambre dans la planification, l’établissement et la gestion du programme gouvernemental pour l’Assemblée législative, et pour superviser les questions politiques portant sur la démocratie et la legislature.

TOTAL	2,682	TOTAL

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MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME EXECUTIVE COUNCIL OFFICE / BUREAU DU CONSEIL EXÉCUTIF ORDINARY ACCOUNT / COMPTE ORDINAIRE (In thousands of dollars / En milliers de dollars)

CORPORATE COMMUNICATIONS		COMMUNICATIONS GOUVERNEMENTALES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

Corporate communications works closely with key partners and stakeholders to ensure that communications across government, in their area of expertise, are aligned with government priorities, effectively managed and responsive to the diverse information needs of the public. Key functions include: strategic planning; departmental support services; media relations; research, writing and editorial services; marketing, digital and social media; logistics and communications support.

Communications gouvernementales travaille en étroite collaboration avec les partenaires et intervenants clés pour veiller à ce que les communications de l’ensemble du gouvernement, qui relèvent de leur domaine d’expertise, soient harmonisées aux priorités du gouvernement, gérées avec efficacité et adaptées aux divers besoins en information du public. Voici des principales fonctions de base: la planification stratégique; les services du soutien aux ministères; les relations avec les médias; la recherche, la rédaction et le services éditoriaux; le marketing, la communication numérique et les médias sociaux; le soutien aux communications et la logistique.

TOTAL	4,128	TOTAL

OFFICE OF THE		CABINET DU
LIEUTENANT-GOVERNOR		LIEUTENANT-GOUVERNEUR

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To assist the Lieutenant-Governor in her ceremonial, constitutional and social roles as the Queen’s representative in New Brunswick.		Aider la lieutenante-gouverneure à remplir son rôle cérémonial, constitutionnel et social comme représentant de la Reine au Nouveau-Brunswick.

TOTAL	341	TOTAL

WOMEN’S EQUALITY BRANCH		DIRECTION DE L’ÉGALITÉ DES FEMMES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To promote gender equality and reduce systemic discrimination, to provide advice and support on women’s issues to the Minister responsible for Women’s Equality as well as to departments of government, and to coordinate the implementation of the government’s actions and initiatives in the areas of women’s personal and economic security.

De promouvoir l’égalité entre les sexes et de réduire la discrimination systémique; d’offrir à la ministre responsable de l’égalité des femmes et aux différents ministères des conseils et du soutien sur des questions concernant les femmes et de coordonner la mise en Œuvre des actions et des initiatives gouvernementales en matière de la sécurité personnelle et économique des femmes.

TOTAL	3,029	TOTAL

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MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME EXECUTIVE COUNCIL OFFICE / BUREAU DU CONSEIL EXÉCUTIF ORDINARY ACCOUNT / COMPTE ORDINAIRE (In thousands of dollars / En milliers de dollars)

INTERGOVERNMENTAL AFFAIRS		AFFAIRES INTERGOUVERNEMENTALES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To ensure a strategic and corporate approach to promoting and protecting New Brunswick’s interests in its relationships with other governments by coordinating New Brunswick’s participation in regional, national and international organizations and by working with and providing advice and support to government departments in their relations with other governments. To enhance positive interprovincial and community relations as they relate to Canadian Francophonie, to coordinate government action on official languages and to negotiate and implement federal-provincial agreements relative to official languages to contribute to the province’s social and economic priorities. To maximize New Brunswick’s benefits from membership in the International Organization of the Francophonie (OIF) and to assure Protocol services. To ensure the Province’s trade and interests are protected, and position the Province to maximize the benefits of international and internal trade agreements.

Assurer une approche stratégique et globale pour promouvoir et protéger les intérêts du Nouveau-Brunswick dans ses relations avec d’autres gouvernements en coordonnant la participation du Nouveau-Brunswick dans les regroupements régionaux, nationaux et internationaux clés et en offrant la collaboration et l’avis aux ministères provinciaux sur leurs relations avec les autres gouvernements. Promouvoir des relations interprovinciales et communautaires positives en matière de Francophonie canadienne, coordonner l’action du gouvernement en matière de langues officielles et négocier et mettre en Œuvre des ententes fédérales-provinciales relatives aux langues officielles à l’appui des priorités économiques et sociale de la province. Maximiser les avantages pour le Nouveau-Brunswick d’être membre de l’Organisation internationale de la francophonie (OIF) et assurer les services protocolaires. Assurer la protection des intérêts commerciaux de la province et positionner la province dans le but de maximiser les retombées des accords sur le commerce international et intérieur.

TOTAL	2,366	TOTAL

TOTAL - EXECUTIVE COUNCIL OFFICE	12,546	TOTAL - BUREAU DU CONSEIL EXÉCUTIF

TO BE VOTED	12,546	À VOTER

- 52 -

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF FINANCE / MINISTÈRE DES FINANCES

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

10,514	10,514	Financial Resource Management / Gestion des ressources financières	10,797

10,514	10,514	TOTAL - Gross Ordinary / Compte brute ordinaire	10,797

- 53 -

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME DEPARTMENT OF FINANCE / MINISTÈRE DES FINANCES ORDINARY ACCOUNT / COMPTE ORDINAIRE (In thousands of dollars / En milliers de dollars)

FINANCIAL RESOURCE MANAGEMENT		GESTION DES RESSOURCES FINANCIÈRES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To support and promote the effective management of financial resources of the Government and to provide effective, efficient and courteous service to the citizens of New Brunswick.		Appuyer et promouvoir la gestion efficace des ressources financières du gouvernement, et fournir des services efficaces, efficients et courtois à la population du Nouveau-Bunswick.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

AGENCY RELATIONS AND CORPORATE SERVICES	2,264	DIVISION DES RELATIONS AVEC LES ORGANISMES ET DES SERVICES GÉNÉRAUX

To provide financial, strategic, administrative, project management and legislative planning services to the Department of Finance and other central agencies of the Government; to deliver the day-to-day operations, oversight and management functions of the New Brunswick Lotteries and Gaming Corporation and the Cannabis Management Corporation; to provide policy advice and recommendations, financial analysis and information, and other support services with respect to the Province’s gaming policy; to research and analyze gaming policy issues in regard to provincial gaming policy and revenue sharing arrangements with First Nations; and, to provide policy development support and management of the accountability and oversight of the department’s relationship with the agencies for which the department has responsibility.

Fournir au ministère des Finances et aux autres organismes centraux des services financiers, stratégiques et administratifs ainsi que des services de gestion de projet et de planification en matière de législation; veiller aux activités, a la surveillance et à la gestion quotidiennes de la Société des loteries et des jeux du Nouveau-Brunswick et de la Société de gestion du cannabis; fournir des conseils et des recommandations en matière de politique, des analyses et de l’information en matière de finances et d’autres services de soutien relativement à la politique provinciale en matière de jeu responsible; faire des recherches et effectuer des analyses relativement à des questions concernant la politique provinciale en matière de jeu responsable et les ententes provinciales de partage des recettes concludes avec les Premières nations; fournir du soutien en matière d’élaboration de politiques et veiller à la responsabilisation et à la surveillance des relations du ministère avec les organismes dont il est responsable.

- 54 -

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME DEPARTMENT OF FINANCE / MINISTÈRE DES FINANCES ORDINARY ACCOUNT / COMPTE ORDINAIRE (In thousands of dollars / En milliers de dollars)

FINANCIAL RESOURCE MANAGEMENT (continued)		GESTION DES RESSOURCES FINANCIÈRES (suite)

TREASURY	1,548	TRÉSORERIE

Manages and administers the cash resources, borrowing programs and all investment and debt management activities of government; arranges the financing for the borrowing requirements of Crown agencies, municipalities and hospitals; manages an investor relations program; holds and manages the provincial sinking fund, and certain pension and special purpose trust funds; provides government with advice on financial policy and on the financing of various initiatives.

Assurer la gestion et l’administration de la trésorerie, des programmes d’emprunt et de toutes les activités du gouvernement relatives à la gestion des placements et de la dette; prendre les arrangements de financement pour les besoins d’emprunt des sociétés de la Couronne, des municipalités et des hôpitaux; gérer un programme de relations avec les investisseurs; détenir et gérer le Fonds d’amortissement provincial, et certains fonds de pension en fiducie et fonds de fiducie à but spécial; et fournir des conseils au governement sur la politique financière et le financement de diverses initiatives.

FISCAL POLICY	1,548	POLITIQUE FISCALE

Provision of advice, analysis and information to the Minister of Finance and the Government on taxation and fiscal policy, Federal-Provincial fiscal relations, and the economy.		Offrir conseils, analyses et renseignements au ministre des Finances at au gouvernement en matière d’impôt, de politique fiscale, de relations financières fédérales-provinciales et d’économie.

REVENUE ADMINISTRATION	5,437	L’ADMINISTRATION DU REVENU

Provision of fair, effective and efficient administration of tax and regulatory programs. Research, analyze and provide interpretations and advice on tax application issues. Develop options for legislative amendments on tax administration. Provide audit, assurance and refund verification functions, as well as education, inspection, and information regarding program services. Provision of the effective delivery of assigned revenue and taxation programs associated with real property and consumption taxes.

Assurer une administration équitable, efficace et efficiente des programmes d’impôt et de réglementation. Fournir des services de recherche, d’analyse et d’interprétation, et dispenser des conseils relativement aux questions d’application de l’impôt. Élaborer des options aux modifications législatives liées à l’administration fiscale. Remplir des fonctions de vérification, d’assurance et de contrôle des remboursements en plus d’assurer la formation, l’inspection et l’information concernant les services liés aux programmes. Veiller à la prestation efficace des programmes ayant trait aux recettes et à l’imposition pour ce qui est de l’impôt foncier et des taxes à la consommation.

TOTAL	10,797	TOTAL

TOTAL - DEPARTMENT OF FINANCE	10,797	TOTAL - MINISTÈRE DES FINANCES

Less amounts authorized by law	47	Moins crédits autorisés par la loi

TO BE VOTED	10,750	À VOTER

- 55 -

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF FINANCE / MINISTÈRE DES FINANCES

SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPECIAL

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

0	0	Cannabis Education and Awareness Fund / Fonds d’education et de sensibilisation en matière de cannabis	1,075

56	56	Strait Crossing Finance Inc. / Strait Crossing Finance Inc	56

56	56	TOTAL	1,131

- 56 -

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

GENERAL GOVERNMENT / GOUVERNEMENT GÉNÉRAL

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

3,315	3,315	Aboriginal Affairs Secretariat / Secrétariat des affaires autochtones	3,530

350	400	Commissions Paid to Collectors of Pari-Mutuel Taxes / Commissions versées aux percepteurs de la taxe sur le pari mutuel	350

688	573	Equal Employment Opportunity Program / Programme d’égalité d’accès à l’emploi	688

1,037	1,037	Jobs Board Secretariat / Secrétariat du conseil de l’emploi	1,037

128,327	159,297	Legislated Pension Plans, Benefit Accruals, Subsidies, and Supplementary Allowances / Régimes de retraite prévus par la loi, accumulation de prestations, subventions et allocations supplémentaires	144,584

2,154	2,154	Office of the Clerk and Head of the Public Service / Bureau du greffier et Chef de la fonction publique	2,068

321,361	317,399	Pension and Employee Benefits Plans / Régimes de retraite et d’avantages sociaux	323,847

12,200	15,374	Provision for Losses / Provision pour pertes	12,200

54,000	54,000	Revenue Sharing Agreements with First Nations / Accords de partage des recettes avec les Premières Nations	55,200

181,199	182,054	Service New Brunswick / Service Nouveau-Brunswick	186,759

95,660	83,033	Supplementary Funding Provision / Provision pour fonds supplémentaires	62,284

800,291	818,636	TOTAL - Gross Ordinary / Compte brute ordinaire	792,547

Note:	/ Remarque:
The 2017-2018 Estimate has been restated to reflect government reorganization. / Les prévisions pour 2017-2018 ont été révisées en fonction de la réorganisation du gouvernement.

-57-

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME GENERAL GOVERNMENT / GOUVERNEMENT GÉNÉRAL ORDINARY ACCOUNT / COMPTE ORDINAIRE (In thousands of dollars / En milliers de dollars)

ABORIGINAL AFFAIRS SECRETARIAT		SECRÉTARIAT DES AFFAIRES AUTOCHTONES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

Aboriginal Affairs Secretariat implements a coordinated governmental approach on matters related to Aboriginal people; represents the interests of the Province in multilateral initiatives and negotiations; supports consultation with Aboriginal people; and provides research, analysis and policy advice to government on Aboriginal matters.

Le Secrétariat des affaires autochtones adopte une approche gouvernementale coordonnée pour les questions concernant les Autochtones; représente les intérêts de la province dans le cadre d’initiatives et de négociations multilatérales; appuie les consultations auprès des Autochtones; effectue des recherches et des analyses ainsi que fournit des conseils stratégiques au gouvernement quant aux questions autochtones.

TOTAL	3,530	TOTAL

TO BE VOTED	3,530	À VOTER

COMMISSIONS PAID TO COLLECTORS OF PARI-MUTUEL TAXES		COMMISSIONS VERSÉES AUX PERCEPTEURS DE LA TAXE SUR LE PARI MUTUEL

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To encourage the collection and remittance of pari-mutuel taxes and provide support to provincial racetracks and the horse racing industry.		Vise à encourager la perception et la remise de la taxe sur le pari mutuel et à fournir un soutien aux hippodromes de la province et à l’industrie des courses de chevaux.

TOTAL	350	TOTAL

TO BE VOTED	350	À VOTER

EQUAL EMPLOYMENT OPPORTUNITY PROGRAM		PROGRAMME D’ÉGALITÉ D’ACCÉS À L’EMPLOI

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide access to employment and promotional opportunities within the provincial public service to Aboriginals, persons with disabilities and members of a visible minority group.		Faire en sorte que les Autochtones, les personnes handicapées et des membres des minorités visibles aient accès à des possibilités d’emploi et d’avancement dans les services publics de la province.

TOTAL	688	TOTAL

TO BE VOTED	688	À VOTER

- 58 -

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME GENERAL GOVERNMENT / GOUVERNEMENT GÉNÉRAL ORDINARY ACCOUNT / COMPTE ORDINAIRE (In thousands of dollars / En milliers de dollars)

JOBS BOARD SECRETARIAT		SECRÉTARIAT DU CONSEIL DE L’EMPLOI

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

This Secretariat will support the Jobs Board by working across government to build an economic development policy framework, and to navigate major projects across government.

Ce secrétariat apportera un soutien au Conseil de l’emploi en oeuvrant à assurer un cadre à la politique du développement économique, et en accompagnant les projets d’envergure, dans l’ensemble du gouvernement.

TOTAL	1,037	TOTAL

TO BE VOTED	1,037	À VOTER

LEGISLATED PENSION PLANS, BENEFIT ACCRUALS, SUBSIDIES, AND SUPPLEMENTARY ALLOWANCES		LOI, ACCUMULATION DE PRESTATIONS, SUBVENTIONS ET ALLOCATIONS SUPPLÉMENTAIRES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide for the cost of legislated pension plans, benefit accruals, subsidies and supplementary allowances.		Couvrir le coût des régimes de retraite prévus par la loi, de l’accumulation des prestations, des subventions et des allocations supplémentaires.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

Legislated Pension Plans:		Régimes de pension prévus par la loi:

Ombud’s Pension	167	Pension de l’ombud
Judges’ Superannuation Plan	6,680	Régime de pension de retraite des juges
Members’ Plans	3,637	Régimes des députés

Benefit Accruals, Subsidies, and Supplementary Allowances	134,100	Accumulation de prestations, subventions et allocations supplémentaires.

TOTAL	144,584	TOTAL

Less amounts authorized by law	167	Moins crédits autorisés par la loi

TO BE VOTED	144,417	À VOTER

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MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME GENERAL GOVERNMENT / GOUVERNEMENT GÉNÉRAL ORDINARY ACCOUNT / COMPTE ORDINAIRE (In thousands of dollars / En milliers de dollars)

OFFICE OF THE CLERK AND HEAD OF THE PUBLIC SERVICE		BUREAU DU GREFFIER ET CHEF DE LA FONCTION PUBLIQUE

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

OFFICE OF THE CLERK AND HEAD OF THE PUBLIC SERVICE	286	BUREAU DU GREFFIER ET CHEF DE LA FONCTION PUBLIQUE

The Office of the Clerk provides professional, non-partisan advice and support to the Premier as well as advice and support on the structure and organization of government. The Clerk also acts as Head of the Public Service and ensures effective and efficient management, operation and organization of the public service and human resources management of senior leaders.

En plus de conseils et d’un soutien ayant trait à la structure et à l’organisation du gouvernement, le Bureau du greffier fournit des conseils impartiaux ainsi qu’un soutien professionnel au premier minister. Le greffier joue aussi le rôle de chef de la function publique et assure à ce titre la gestion, le fonctionnement et l’organisation efficaces et efficientes de la fonction publique. Il voit aussi à la gestion des ressources humaines se rattachant aux cadres supérieurs.

STRATEGY MANAGEMENT	1,782	GESTION STRATÉGIQUE

The Office of Strategy Management is responsible for developing the principles, methods and tools by which NB Public Service leaders can enhance alignment and execution of strategic priorities, drive improvement results and build a sustainable high performance culture.

Le Bureau de la gestion stratégique est responsable de l’élaboration de principes, de méthodes et d’outils qui permettent aux dirigeants des services publics du N.-B. d’améliorer l’harmonisation et l’exécution des priorités stratégiques, de favoriser l’atteinte de résultats en matière d’améliorations et de btir une culture à haut rendement durable.

TOTAL	2,068	TOTAL

TO BE VOTED	2,068	À VOTER

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MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME GENERAL GOVERNMENT / GOUVERNEMENT GÉNÉRAL ORDINARY ACCOUNT / COMPTE ORDINAIRE (In thousands of dollars / En milliers de dollars)

PENSION AND EMPLOYEE BENEFITS PLAN		RÉGIMES DE RETRAITE ET D’AVANTAGES SOCIAUX

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide for the employer’s cost and/or contributions towards certain pension and employee benefit plans.		Fournir le coût et/ou la quote-part de l’employeur à certains régimes de retraite et d’avantages sociaux des employés.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

Canada Pension Plan	27,618	Régime de pensions du Canada

Group Insurance Plans	1,112	Régimes d’assurance collective

Employee and Family Assistance Program	639	Programme d’aide aux employés et leur famille

Shared Risk Plan for CUPE Employees of New Brunswick Hospitals	35,693	Régime à risques partagés des employés membres du SCFP des hôpitaux du Nouveau-Brunswick

Shared Risk Plan for Certain Bargaining Employees of New Brunswick Hospitals	46,509	Régime à risques partagés de certains employés syndiqués des hôpitaux du Nouveau-Brunswick

Public Service Shared Risk Plan	105,726	Régime à risques partagés dans les services publics

New Brunswick Teachers’ Pension Plan	76,000	Régime de pension des enseignants du Nouveau- Brunswick

Part-time and Seasonal Pension Plan	2,080	Régime de pension des employé à temps partiel et saisonniers

Non-teaching School Districts Pension Plans	28,468	Régimes de retraite du personnel non enseignant des districts scolaires

Statutory Annuities	2	Rentes statutaires

TOTAL	323,847	TOTAL

Less amounts authorized by law	2	Moins crédits autorisés par la loi

TO BE VOTED	323,845	À VOTER

- 61 -

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME GENERAL GOVERNMENT / GOUVERNEMENT GÉNÉRAL ORDINARY ACCOUNT / COMPTE ORDINAIRE (In thousands of dollars / En milliers de dollars)

PROVISION FOR LOSSES		PROVISION POUR PERTES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide for the possible non-collection of amounts due to the Province, potential claims against the Province and other unforeseen losses.		Prévoir le non-recouvrement possible de montants dus à la province, les réclamations contre la province et d’autres pertes imprévisibles.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

Department of Agriculture, Aquaculture and Fisheries	3,000	Ministère de l’Agriculture, de l’Aquaculture, et des Pêches
Department of Energy and Resource Development	300	Ministère du Développement de l’énergie et des ressources
Department of Finance	4,000	Ministère des Finances
Department of Justice and Public Safety	600	Ministère de la Justice et de la Sécurité publique
Department of Social Development	4,000	Ministère du Développement social
Department of Transportation and Infrastructure	300	Ministère des Transports et de l’Infrastructure

TOTAL	12,200	TOTAL

TO BE VOTED	12,200	À VOTER

- 62 -

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME GENERAL GOVERNMENT / GOUVERNEMENT GÉNÉRAL ORDINARY ACCOUNT / COMPTE ORDINAIRE (In thousands of dollars / En milliers de dollars)

REVENUE SHARING AGREEMENTS WITH FIRST NATIONS		ACCORDS DE PARTAGE DES RECETTES AVEC LES PREMIÈRES NATIONS

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To encourage the collection of tax related to on-reserve sales to non-natives, to encourage compliance with provincial gaming policy and to foster economic and community development to reserves.

D’encourager la perception de l’impôt dans les reserves portant sur les ventes auprès de la population non autochtone, de favoriser le respect de la politique de jeu du Nouveau-Brunswick et de stimuler le développement communautaire dans les reserves.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

TAX REVENUE SHARING AGREEMENTS	41,200	ACCORDS DE PARTAGE DES RECETTES ISSUES DE L’IMPÔT

To encourage the collection of tax related to on- reserve sales to non-natives and to foster economic and community development on reserves, the Province shares with First Nations with agreements the provincial HST, tobacco and gasoline and motive fuel tax revenues collected and remitted from on-reserve sales to non-native purchasers.

En vue d’encourager la perception de l’impôt dans les réserves portant sur les ventes auprès de la population non autochtones et d’y favoriser in développement économique et communautaire, le gouvernement provincial partage avec les Premières Nations avec lesquelles un accord a été établi les recettes de la TVH et de la taxe sur le tabac et sur l’essence et les carburants qui ont été perçues et remises sur les ventes dans les réserves aux acheteurs non autochtones.

GAMING REVENUE SHARING AGREEMENTS	14,000	ACCORDS DE PARTAGE DES RECETTES ISSUES DES JEUX DE HASARD

To encourage compliance with provincial gaming policy and to foster economic and community development, the Province shares gaming revenue with First Nations with agreements, as provided in section 24 of the Gaming Control Act.

Afin de favoriser le respect de la politique de jeu du Nouveau-Brunswick et de stimuler le développement économique et communautaire, le gouvernement partage les recettes tirées des jeux de hasard avec les Premières nations par des accords, conformément à ce que prévoit l’article 24 de la Loi sur la Réglementation des jeux.

TOTAL	55,200	TOTAL

TO BE VOTED	55,200	À VOTER

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MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME GENERAL GOVERNMENT / GOUVERNEMENT GÉNÉRAL ORDINARY ACCOUNT / COMPTE ORDINAIRE (In thousands of dollars / En milliers de dollars)

SERVICE NEW BRUNSWICK		SERVICE NOUVEAU-BRUNSWICK

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide centralized services in the area of Information Technology, Procurement and Supply Chain, Human Resources, Property Assessment, Accounts Payable, Collections, Payroll and Benefits Administration, Marketing, Translation and Print Services for Government including the Health Sector; and to provide convenient access for the public to government services.

Offrir des services centralisés dans les domaines des technologies de l’information, des achats et de la chaîne d’approvisionnement, des ressources humaines, de l’évaluation foncière, des comptes créditeurs, du recouvrement, de l’administration de la paie et des avantages sociaux, du marketing, de la traduction et de l’impression pour le gouvernement, y compris le secteur de la santé, et assurer au public un accès pratique aux services gouvernementaux.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

FINANCE, HUMAN RESOURCES AND STRATEGY	18,516	FINANCES, RESSOURCES HUMAINES ET STRATÉGIE

To provide Human Resource services for government departments and agencies; and to provide financial, administration, organizational strategy, project management and continuous improvement services for the Corporation.

Offrir des services de ressources humaines aux ministères et organismes gouvernementaux, et offrir des services financiers, administratifs, de stratégie organisationnelle, de gestion de projet et d’amélioration continue à la corporation.

ENTERPRISE SERVICES	9,703	SERVICES ORGANISATIONNELS

To provide enterprise services, in the areas of payroll and benefits, accounts payable, collections, translation, managed print and distribution, and corporate marketing that support the delivery of government programs and people.

Offrir des services organisationnels dans les domaines de la paie et des avantages sociaux, des comptes créditeurs, du recouvrement, de la traduction, de la gestion d’impression et de la distribution, et de marketing gouvernemental, au soutien de la population et de la prestation des programmes gouvernementaux.

- 64 -

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME GENERAL GOVERNMENT / GOUVERNEMENT GÉNÉRAL ORDINARY ACCOUNT / COMPTE ORDINAIRE (In thousands of dollars / En milliers de dollars)

SERVICE NEW BRUNSWICK (continued)		SERVICE NOUVEAU-BRUNSWICK (suite)

PUBLIC SERVICES	15,722	SERVICES PUBLICS

To provide convenient access to government and municipal services, such as registrations, permits and licenses, and payment of various taxes and fees, through physical and electronic service channels; to provide for the services of the Residential Tenancies Tribunal, and Property Assessment.

Assurer un accès pratique aux services municipaux et gouvernementaux, comme les immatriculations, les permis et les licences, et le paiement des divers impôts et droits, par la voie de services physiques et électroniques; assurer la prestation des services du Tribunal sur la location de locaux d’habitation et des services d’évaluation foncière.

HEALTH SERVICES	30,213	SERVICES DE SANTÉ

To deliver services to the Health sector such as Clinical Engineering, Supply Chain, Logistics, Energy Management and Laundry and Linen.

Fournir des services au secteur de la santé dans les domaines de l’ingénierie clinique, de la chaîne d’approvisionnement, de la logistique, de la gestion de l’énergie, et de la buanderie et la lingerie.

STRATEGIC PROCUREMENT	4,390	APPROVISIONNEMENT STRATÉGIQUE

Provision and coordination of centralized, strategic purchasing of goods and services on behalf of government departments, agencies and the Health sector.		Assurer la coordination de l’approvisionnement stratégique et centralisé de biens et de services pour le compte des ministères et organismes gouvernementaux et du secteur de la santé.

TECHNOLOGY SERVICES AND SMART GOVERNMENT	108,215	SERVICES TECHNOLOGIQUES ET GOUVERNEMENT INTELLIGENT

To provide Information Technology services to government departments, agencies and Regional Health Authorities. Services include IT Service Desk, Enterprise Architecture, Risk and Security, Infrastructure Operations, and Application Solutions Services; coordination of base mapping activities and access to geographic data and provide leadership on the Smart Government initiative.

Offrir des services de technologie de l’information aux ministères et organismes du gouvernementaux ainsi qu’aux régies régionales de la santé. Ces services comprennent les services liés au centre d’assistance informatique, à l’architecture organisationnelle, à la gestion du risque et de la sécurité, aux opérations d’infrastructure et aux solutions d’application; la coordination des activités liées à la cartographie de base et de l’accès aux données géographiques, et le leadership à l’égard de l’initiative de gouvernement intelligent.

TOTAL	186,759	TOTAL

Less amounts authorized by law	0	Moins crédits autorisés par la loi

TO BE VOTED	186,759	À VOTER

- 65 -

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME GENERAL GOVERNMENT / GOUVERNEMENT GÉNÉRAL ORDINARY ACCOUNT / COMPTE ORDINAIRE (In thousands of dollars / En milliers de dollars)

SUPPLEMENTARY FUNDING PROVISION		PROVISION POUR FONDS SUPPLÉMENTAIRES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide supplementary funding to other programs in government for the cost associated with the settlement of collective bargaining agreements and other expenditures resulting from unanticipated events that may occur during the year.

Fournir des fonds supplémentaires à d’autres programmes gouvernementaux afin de couvrir les coûts associés à la conclusion de conventions collectives ainsi que d’autres dépenses découlant d’événements inattendus au cours de l’exercice.

TOTAL	62,284	TOTAL

TO BE VOTED	62,284	À VOTER

TOTAL - GENERAL GOVERNMENT	792,547	TOTAL - GOUVERNEMENT GÉNÉRAL

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

158,052	148,258	Corporate and Other Health Services / Services ministériels et autres services de santé	160,449

629,735	653,412	Medicare / Assurance-maladie	665,229

203,870	205,870	Drug Programs / Régimes d’assurance-médicaments	203,876

1,663,836	1,655,657	Part III Health Services / Services de santé de la partie III	1,723,797

2,655,493	2,663,197	TOTAL - Gross Ordinary / Compte brute ordinaire	2,753,351

Note:  /  Remarque:

The 2017-2018 Estimate has been restated to reflect government reorganization. / Les prévisions pour 2017-2018 ont été révisées en fonction de la réorganisation du gouvernement.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME

DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

CORPORATE AND OTHER HEALTH SERVICES		SERVICES MINISTÉRIELS ET AUTRES SERVICES DE SANTÉ

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To plan, fund and monitor the delivery of health services to New Brunswickers through:		Planifier, financer et surveiller la prestation des services de soins de santé à la population du Nouveau-Brunswick:
- the administration of all departmental programs;		- la gestion de tous les programmes ministériels;
- the delivery of provincial services;		- la prestation de services provinciaux;
- the administration of federal-provincial relations and interprovincial health agreements; and		- la gestion des relations fédérales-provinciales et des ententes interprovinciales sur la santé;
- the development and administration of recruitment and retention programs for health human resources.		- l’élaboration et l’administration de programmes de recrutement et de maintien des effectifs en matière de santé.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

ADMINISTRATION AND FINANCIAL SERVICES	7,293	ADMINISTRATION ET SERVICES FINANCIERS

Administrative support and advisory services in matters relating to accounting, budgeting, financial controls, communications, personnel and staff accommodations.		Services consultatifs et de soutien administrative dans les domaines suivants: comptabilité, budget, contrôles financiers, communications, dotation en personnel et locaux et meubles pour le personnel.

HEALTH BUSINESS AND TECHNOLOGY SOLUTIONS	12,431	DIRECTION DES SOLUTIONS OPÉRATIONNELLES ET TECHNOLOGIQUES EN SANTÉ

The branch oversees the overall alignment of information and communication technology implementation with the strategic directions of the health care system. This includes the development and implementation of One Patient, One Record and its ongoing operations, as well as all other information systems within the department.

La direction voit à l’harmonisation de la mise en Œuvre des technologies de communication et d’information avec les orientations stratégiques du système de soins de santé. Cela comprend le développement et la mise en Œuvre d’Un patient, in dossier, et de ses operations continues, ainsi que de tous les autres systems d’information au sein du ministère.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME

DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

CORPORATE AND OTHER HEALTH SERVICES (continued)		SERVICES MINISTÉRIELS ET AUTRES SERVICES DE SANTÉ (suite)

PLANNING AND HEALTH HUMAN RESOURCES	3,614	PLANIFICATION ET RESSOURCES HUMAINES EN SANTÉ

Strategic planning and evaluation of provincial health services and programs. Administrative support and advisory services in the areas of legislative development, federal-provincial relations and health human resources.

Planification stratégique et évaluation des politiques et programmes provinciaux relatifs à la santé. Soutien administratif et services consultatifs pour l’élaboration de mesures législatives, les relations fédérales-provinciales et les ressources humaines en santé.

MEDICAL EDUCATION PROGRAM SERVICES	13,240	SERVICES DES PROGRAMMES DE FORMATION MÉDICALE

Responsible for management of the delivery of medical education for the province.		Gérer la prestation des programmes de formation médicale pour la province.

OUT OF PROVINCE HOSPITAL PAYMENTS	71,971	RÈGLEMENT DES SERVICES HOSPITALIERS HORS-PROVINCE

Payment on behalf of New Brunswick residents for hospital services received outside the province.		Payer les services hospitaliers obtenus en dehors de la province par des résidents de la province.

PUBLIC HEALTH PROGRAM SERVICES	15,345	SERVICES DES PROGRAMMES DE SANTÉ PUBLIQUE

Responsible for policy development, planning and program support of public health services delivered in the province.		Élaboration de politiques, planification et soutien aux programmes pour les services de santé publique dans la province.

HEALTH SERVICES LIABILITY PROTECTION PLAN	1,500	PLAN DE PROTECTION DE LA RESPONSABILITÉ - SERVICES DE SANTÉ

Provision of funding for health services liability cases and for claims administration.		Fournir des fonds pour les cas de responsabilité civile liés aux services de santé et l’administration des demandes d’indemnité.

HOSPITAL PROGRAM SERVICES	2,528	SERVICES DES PROGRAMMES HOSPITALIERS

To provide policy direction, planning, resource allocation and program support for hospital services delivered in the province.		Orientation des politiques, planification, affectation des resources et soutien aux programmes des services hospitaliers de la province.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME

DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

CORPORATE AND OTHER HEALTH SERVICES (continued)		SERVICES MINISTÉRIELS ET AUTRES SERVICES DE SANTÉ (suite)

NEW BRUNSWICK CANCER NETWORK	6,132	RÉSEAU DE CANCER DU NOUVEAU-BRUNSWICK

The network unifies, manages and coordinates a broad based system for cancer control in the province. It is designed to reduce the incidence of cancer and improve the quality of life of New Brunswick residents living with cancer.

Il unifit, gère et coordonne les services de divers organismes de lutte contre le cancer dans la province. Il vise à réduire le nombre de cancers et à améliorer la qualité de vie des cancéreux au Nouveau-Brunswick.

HEALTH EMERGENCY MANAGEMENT SERVICES	2,537	SERVICES DE GESTION DES INTERVENTIONS D’URGENCE EN SANTÉ

Oversight of the Province’s Ambulance Services Program including planning, contract management, medical oversight, development and monitoring of standards and inspection of assets. Management of the Health Emergency Management Program.

Surveillance du programme des services d’ambulance de la province, y compris la planification, la gestion des contracts, la surveillance médicale, l’élaboration et la vérification du respect des normes ainsi que l’inspection des biens. Administration du programme de gestion des interventions d’urgence en matière de santé.

ADDICTION PROGRAM SERVICES	3,713	SERVICES DU PROGRAMME DE TRAITEMENT DES DÉPENDANCES

Responsible for policy development, planning and program support of addiction services delivered in the province.		Chargé de l’élaboration des politiques, de la planification et du soutien aux programmes des services de traitement des dépendances dans la province.

MENTAL HEALTH PROGRAM SERVICES	9,687	SERVICES DES PROGRAMMES DE SANTÉ MENTALE

Responsible for policy development, planning and program support of mental health services delivered in the province.		Élaboration de politiques, planification et soutien aux programmes pour les services de santé mentale de la province.

COMMUNITY HEALTH PROGRAM SERVICES	10,458	SERVICES DES PROGRAMMES DE SANTÉ COMMUNAUTAIRES

Responsible for policy development, planning and program support of community health services delivered in the province.		Responsable de l’élaboration de politiques, de la planification et du soutien des programmes des services de santé communautaires offerts.

TOTAL	160,449	TOTAL

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME

DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

MEDICARE		ASSURANCE-MALADIE

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

Ensuring entitled health services provided by physicians are accessible to the population at a reasonable cost to the Province. Funding of medical care for New Brunswick residents.

Assurer que les services de santé fournis par les médecins sont accessibles aux résidents admissibles, et ce, à un coût raisonnable pour le gouvernement. Financer les soins médicaux offerts à la population du Nouveau-Brunswick.

TOTAL	665,229	TOTAL

DRUG PROGRAMS		RÉGIMES D’ASSURANCE-MÉDICAMENTS

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

Funding of drug plans which provides for the payment of approved drugs.		Financement de régimes d’assurance-médicaments assurant le paiement de médicaments approuvés.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

NEW BRUNSWICK PRESCRIPTION DRUG PROGRAM	178,806	PLAN DE MÉDICAMENTS SUR ORDONNANCE DU NOUVEAU-BRUNSWICK

Funding of a drug plan which provides for the payment of approved drugs for senior citizens, nursing home residents, children-in-care, residents with specified medical conditions and, individuals identified by the Department of Social Development.

Financement d’un plan de médicaments sur ordonnance servant à payer certains medicaments approuvés pour les personnes gées, les residents des foyers de soins, les enfants pris en charge, les patients ayant des besoins précis et les personnes désignées par le ministère du Développement social.

NEW BRUNSWICK DRUG PLAN	25,070	RÉGIME MÉDICAMENTS DU NOUVEAU-BRUNSWICK

Insurance plan to provide coverage to all uninsured residents of New Brunswick to ensure affordable access to prescription drugs.		Régime d’assurance-médicaments garantissant à tous les résidents non assurés du Nouveau-Brunswick un accès abordable aux médicaments sur ordonnance.

TOTAL	203,876	TOTAL

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME

DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

PART III HEALTH SERVICES		SERVICES DE SANTÉ DE LA PARTIE III

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

Regional Health Authorities and EM/ANB are Part III organizations responsible for the planning, management and delivery of health services to New Brunswickers.		Les régies régionales de la santé et EM/ANB sont des organismes de la Partie III chargés de la planification, gestion et livraison des services de soins de santé à la population du Nouveau-Brunswick.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

MEDICAL EDUCATION	12,633	FORMATION MÉDICALE

Responsible for the delivery of training through Regional Health Authorities for post graduate medical residents.		Gérer la prestation des programmes de formation par l’entremise des régies régionales de la santé pour les médecins résidents inscrits à des programmes d’études supérieures.

PUBLIC HEALTH SERVICES	24,966	SERVICES DE SANTÉ PUBLIQUE

Responsible for the delivery of community based public health programs and services in the areas of communicable disease prevention, management and control, and the promotion of healthy lifestyles/healthy families.

Assurer la prestation des programmes et services communautaires de santé publique dans les domaines de la prévention, de la gestion et du contrôle des maladies transmissibles ainsi que faire la promotion d’un mode de vie sain et de familles en santé.

HEALTH SERVICES	1,344,985	SERVICES DE SANTÉ

Funding for the delivery of hospital services within the province through Regional Health Authorities. Funding also included for the operations of the New Brunswick Health Council.

Financer la prestation des services hospitaliers dans la province par l’entremise des régies régionales de la santé. Des fonds sont aussi alloués pour les activités du Conseil du Nouveau-Brunswick en matière de santé.

ADDICTION SERVICES	21,669	SERVICES DE TRAITEMENT DES DÉPENDANCES

Responsible for the delivery of addiction services in the province, with a focus on prevention, treatment and rehabilitation services.		Assurer les services de traitement des dépendances dans la province, en mettant l’accent sur la prévention, le traitement et la réadaptation.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME

DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

PART III HEALTH SERVICES (continued)		SERVICES DE SANTÉ DE LA PARTIE III (suite)

MENTAL HEALTH SERVICES	113,096	SERVICES DE SANTÉ MENTALE

Responsible for the delivery of mental health services in the province through prevention-promotion, treatment, rehabilitation and maintenance programs. Mental health services are provided through Community Mental Health Centres, Psychiatric Hospitals and Regional Hospital Psychiatric Units within the Regional Health Authorities.

Assurer la prestation des services de santé mentale dans la province grce à des programmes de prévention ou de promotion, de traitement, de réadaptation et de maintien. Les services de santé mentale sont fournis par l’entremise des Centres communautaires de santé mentale, d’hôpitaux psychiatriques et d’unités psychiatriques d’hôpitaux régionaux à l’intérieur du territoire des régies régionales de la santé.

COMMUNITY HEALTH SERVICES	17,258	SERVICES DE SANTÉ COMMUNAUTAIRES

Responsible for the delivery of community health services through the Regional Health Authorities.		Responsable de la prestation des services de santé communautaires effectuée par l’entremise des régies régionales de la santé.

EM/ANB	189,190	EM/ANB

Responsible for the management and delivery of extra-mural and ambulance services programs within the province.		Assurer la gestion et la prestation des services de santé extra-muraux et des services d’ambulance de la province.

TOTAL	1,723,797	TOTAL

TOTAL - DEPARTMENT OF HEALTH	2,753,351	TOTAL - MINISTÈRE DE LA SANTÉ

Less amounts authorized by law	47	Moins crédits autorisés par la loi

TO BE VOTED	2,753,304	À VOTER

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ

CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

20,000	20,000	Public Hospitals - Capital Equipment / Hôpitaux publics -Biens d’équipement	15,000

20,000	20,000	TOTAL	15,000

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ

SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

1,500	3,000	Health Services Liability Protection Plan / Plan de protection de la responsabilité-services de santé	1,500

500	400	Medical Research Fund of New Brunswick / Fonds de recherche médicale du Nouveau-Brunswick	157

2,000	3,400	TOTAL	1,657

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF JUSTICE AND PUBLIC SAFETY / MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

6,321	6,321	Corporate Services / Services ministériels	6,459

53,018	54,026	Community Safety Division / Division de la sécuritécommunautaire	53,834

109,780	109,780	Law Enforcement and Inspections Services / Divisiondes inspections et de l’application de la loi	116,556

34,007	33,119	Justice Services / Services à la justice	34,597

8,215	8,215	Legal Aid / Aide juridique	8,401

16,061	20,213	Security and Emergencies Division / Division des\ initiatives en matière de sécurité et d’urgence	12,038

227,402	231,674	TOTAL - Gross Ordinary / Compte brute ordinaire	231,885

Note:  /  Remarque:

The 2017-2018 Estimate has been restated to reflect government reorganization. / Les prévisions pour 2017-2018 ont été révisées en fonction de la réorganisation du gouvernement.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME

DEPARTMENT OF JUSTICE AND PUBLIC SAFETY / MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

CORPORATE SERVICES		SERVICES MINISTÉRIELS

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide policy direction, management support and planning services necessary for the Department to achieve all its objectives.		Fournir l’orientation stratégique, le soutien administratif et les services de planification nécessaires à l’atteinte de tous les objectifs du Ministère.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

ADMINISTRATIVE SERVICES	4,268	SERVICES ADMINISTRATIFS

Provides management support and advisory services related to human resources, financial services, information systems, facilities and equipment.		Fournit du soutien administratif et des services consultatifs relativement aux ressources humaines, aux services financiers, aux systèmes d’information, aux installations et à l’équipement.

POLICY AND OPERATIONS SUPPORT	1,500	SOUTIEN STRATÉGIQUE ET OPÉRATIONNEL

Provides leadership, support and advice to the Department in the development and management of legislative and policy frameworks. Programs and operations are served through the provision of research, data analysis, trend forecasting and risk analysis for ongoing management and proposal development purposes. It also assists with cross-branch expertise in particular policy and operational areas.

Fait preuve de leadership et fournit un soutien et des avis au Ministère dans le cadre de l’élaboration et de la gestion des cadres législatif et stratégique. Les programmes et opérations sont mis en Œuvre par la prestation de services de recherche, d’analyse des données, de prévision des tendances et d’analyse des risques à des fins de gestion continue et d’élaboration de propositions. La Direction fournit également ses connaissances spécialisées aux autres directions relativement à certaines questions opérationnelles et stratégiques.

ACCOUNTABILITY	691	RESPONSABILITÉ

Supports the refinement and implementation of the Department’s Integrated Business Planning Cycle that incorporates strategic direction, work planning, continuous improvement, performance measurement and an accountability framework.

Appuie l’amélioration et la mise en Œuvre du cycle de planification intégré des activités du Ministère, qui englobe l’orientation stratégique, la planification du travail, l’amélioration continue, l’évaluation du rendement et un cadre de responsabilisation.

TOTAL	6,459	TOTAL

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME

DEPARTMENT OF JUSTICE AND PUBLIC SAFETY / MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

COMMUNITY SAFETY DIVISION		DIVISION DE LA SÉCURITÉ COMMUNAUTAIRE

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To ensure a safe society by providing services to those in conflict with the law; to care for and supervise those remanded or sentenced by the Courts through institutional and community-based services; to provide services to victims of crime; to coordinate and deliver integrated services with stakeholders and partners with a lens of crime prevention. To ensure community safety through regulation and licencing of Liquor, Gaming and Security, Motor Vehicles and Provincial Firearms.

Veiller à la sécurité de la société en fournissant des services aux contrevenants, en assurant la garde et la surveillance des personnes qui sont placées sous garde ou qui purgent une peine d’emprisonnement imposée par le tribunal, au moyen de services en établissement et en milieu communautaire, en offrant des services aux victimes d’actes criminels, ainsi qu’en coordonnant et en assurant la prestation de services intégrés en collaboration avec les intervenants et partenaires dans une optique de prévention de la criminalité. Veiller à la sécurité communautaire par la réglementation et la délivrance de permis et licences dans le domaine des alcools, des jeux, des services de sécurité, des véhicules à moteur et des armes à feu dans la province.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

ADULT INSTITUTIONAL SERVICES	32,584	SERVICES DES ÉTABLISSEMENTS POUR ADULTES

Provides institutional-based care and custody services and provision of criminogenic rehabilitation programs and reintegration planning.		Fournit des services de garde et de détention en établissement et assure la prestation de programmes de réhabilitation axés sur les facteurs criminogènes et la planification de la reintegration.

COMMUNITY SERVICES	8,575	SERVICES COMMUNAUTAIRES

Works to prevent and reduce crime and victimization through the provision of effective programs for justice-involved persons. These programs include Victim Services; diversion programs; rehabilitative case management and intervention for adults and youth sentenced to community correctional supervision; and open custody placements for youth.

Agit pour prévenir et réduire la criminalité et les préjudices subis par les victimes en fournissant des programmes efficaces à l’intention des personnes qui ont des démêlés avec la justice. Ces programmes comprennent les services aux victimes, les programmes de déjudiciarisation, les services de gestion de cas de réhabilitation et les services d’intervention auprès des adultes et des adolescents condamnés à une forme de surveillance correctionnelle dans la collectivité, ainsi que les services de placement sous garde en milieu ouvert pour les adolescents.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME

DEPARTMENT OF JUSTICE AND PUBLIC SAFETY / MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

COMMUNITY SAFETY DIVISION (continued)		DIVISION DE LA SÉCURITÉ COMMUNAUTAIRE (suite)

YOUTH INSTITUTIONAL AND RESIDENTIAL SERVICES	5,000	SERVICES RÉSIDENTIELS ET EN ÉTABLISSEMENT POUR JEUNES CONTREVENANTS

Provides institution and residence-based care and custody services as well as the provision of criminogenic rehabilitation programs and reintegration planning for youth offenders.

Fournit des services de garde et de détention résidentiels et en établissement et assure la prestation de programmes de réhabilitation axés sur les facteurs criminogènes et la planification de la réintégration des jeunes contrevenants.

CRIME PREVENTION	216	PRÉVENTION DE LA CRIMINALITÉ

Prevents crime and victimization and increases efficiencies by improving crime prevention policy and practice through the development and promotion of evidence-based, cost-effective approaches while fostering collaborative multi-sector partnerships.

Prévient la criminalité et les préjudices subis par les victimes et augmente l’efficacité en améliorant les politiques et les pratiques de prévention de la criminalité par l’élaboration et la promotion de démarches rentables fondées sur des données probantes tout en encourageant les partenariats multisectoriels de collaboration.

GAMING CONTROL BRANCH	2,123	DIRECTION DE LA RÉGLEMENTATION DES JEUX

Licenses and regulates charitable gaming and registers and monitors those who provide casino and video lottery gaming to ensure compliance with the Gaming Control Act and ensure the integrity of gaming in New Brunswick. The branch is also responsible for licensing and inspections under liquor, security and tobacco legislation.

Veille à la réglementation et à la délivrance de permis et de licences dans le domaine des loteries et des jeux de bienfaisance, et inscrit et surveille les fournisseurs de jeux de casino et de jeux de loterie vidéo pour assurer le respect de la Loi sur la réglementation des jeux et l’intégrité des jeux au Nouveau-Brunswick. La Direction est également responsable de la délivrance des permis et licences et des inspections en vertu des lois sur l’alcool, les services de sécurité et le tabac.

MOTOR VEHICLE	4,436	DIRECTION DES VÉHICULES À MOTEUR

Provides all services related to motor vehicles including licensing, registration and highway safety.		Fournit tous les services liés aux véhicules à moteur, y compris les services de délivrance de permis et de licences, d’immatriculation et de sécurité routière.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME

DEPARTMENT OF JUSTICE AND PUBLIC SAFETY / MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

COMMUNITY SAFETY DIVISION (continued)		DIVISION DE LA SÉCURITÉ COMMUNAUTAIRE (suite)

FIREARMS	900	CONTRÔLE DES ARMES À FEU

Supports safe communities and responsible firearm ownership by controlling the ownership, purchase, movement and use of firearms within New Brunswick through the administration of federal firearms legislation.

Contribue à la sécurité des collectivités et appuie la possession responsable d’armes à feu en se chargeant de la gestion des dispositions législatives fédérales sur les armes à feu pour assurer le contrôle de la propriété, de l’achat, du déplacement et de l’utilisation des armes à feu au Nouveau-Brunswick.

TOTAL	53,834	TOTAL

LAW ENFORCEMENT AND INSPECTIONS DIVISION		DIVISION DES INSPECTIONS ET DE L’APPLICATION DE LA LOI

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To deliver inspection and enforcement services that make highways, communities and off-road trails safer; conduct fire plan reviews and fire inspections and investigations, provincial fire reporting and investigations; administer provincial policing standards and policing contracts, and develop and promote provincial policies, standards, agreements and collaborative partnerships that foster strong and consistent approaches in the delivery of services throughout New Brunswick. The division also provides expertise in electrical, plumbing, elevator and boiler and pressure vessel. Through the Office of the Coroner, it investigates all sudden and unexpected deaths in pursuit of preventing non-natural deaths.

Fournit des services d’inspection et d’application de la loi qui rendent nos routes, nos collectivités et nos sentiers hors route plus sécuritaires; examine les plans de sécurité- incendie, mène les enquêtes et les inspections relatives aux incendies, rédige les rapports d’incendie et effectue les enquêtes provinciales sur les incendies; gère les normes de police et les contrats de police dans la province et s’occupe de l’élaboration et de la promotion de politiques, de normes, d’ententes et de partenariats de collaboration provinciaux qui favorisent des approches solides et uniformes dans la prestation de services partout au Nouveau- Brunswick. La Division offre également de l’expertise dans le domaine des services d’électricité, de plomberie, d’ascenseurs, de chaudières et d’appareils à pression. Par l’intermédiaire du Bureau du coroner, elle enquête sur tous les décès soudains et inattendus afin de prévenir les décès dus à des causes non naturelles.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME

DEPARTMENT OF JUSTICE AND PUBLIC SAFETY / MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

LAW ENFORCEMENT AND INSPECTIONS			DIVISION DES INSPECTIONS ET DE
DIVISION (continued)			L’APPLICATION DE LA LOI (suite)

PROGRAM COMPONENTS			ÉLÉMENTS DU PROGRAMME

OFFICE OF THE FIRE MARSHAL		1,589	BUREAU DU PRÉVÔT DES INCENDIES

Carries out the provision of the Fire Prevention Act, delivers fire prevention and protection programs, and works with fire departments, municipalities and partner organizations to promote fire safety.

Veille à l’application des dispositions de la Loi sur la prévention des incendies, voit à la prestation de programmes sur la prévention des incendies et la protection contre les incendies et collabore avec les services d’incendie, les municipalités et les organisms partenaires afin de promouvoir la sécurité-incendie.

POLICING CONTRACT MANAGEMENT		88,701	GESTION DES CONTRATS DE POLICE

Under the terms of the Provincial Police Service Agreement between New Brunswick and Canada, the RCMP serves as the Provincial Police Service. The Service covers areas of provincial responsibility as well as the policing requirements of the majority of municipalities and local service districts (LSDs). The Province administers and oversees the Agreement and holds sub- agreements with communities to recover the costs incurred on their behalf.

En vertu des dispositions de l’Entente sur les services de police provinciaux conclue entre le gouvernement du Nouveau-Brunswick et le gouvernement fédéral, la GRC est le service de police provincial du Nouveau- Brunswick. La GRC se charge des territoires de responsabilité provinciale et répond aux besoins en services de police de la majorité des municipalités et des districts de services locaux (DSL). Le gouvernement provincial s’occupe de la gestion et de la coordination de l’Entente et conclut des ententes auxiliaires avec des collectivités afin de recouvrer les coûts engagés pour leur compte.

Policing services to municipalities	23,068		Services de police fournis aux municipalités	23068

Policing services to LSDs	46,472		Services de police fournis aux DSL	46472

Policing services under Provincial responsibility	19,161		Services de police fournis aux territoires de responsabilité provinciale	19161

POLICING STANDARDS		463	NORMES DE POLICE

Prevents and reduces crime and victimization through the coordination of effective and efficient policing services and evidence-based programs by developing and promoting provincial policies, standards, agreements and collaborative partnerships to ensure the delivery of consistent and standardized police services throughout New Brunswick.

Prévient et réduit la criminalité et les préjudices subis par les victimes par la coordination de services de police efficaces et efficients et par la prestation de programmes fondés sur des données probantes au moyen de l’élaboration et de la promotion de politiques, de normes, d’ententes et de partenariats de collaboration provinciaux qui garantissent la prestation de services de police uniformes et normalisés dans l’ensemble du Nouveau-Brunswick.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME

DEPARTMENT OF JUSTICE AND PUBLIC SAFETY / MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

LAW ENFORCEMENT AND INSPECTIONS		DIVISION DES INSPECTIONS ET DE
DIVISION (continued)		L’APPLICATION DE LA LOI (suite)

CORONER	2,280	CORONER

An independent and publicly accountable investigation of death agency. The Coroner conducts investigations on all suspicious or questionable deaths and conducts inquests as may be required in the public interest.

		Organisme indépendant de responsabilité publique chargé d’enquêter sur les décès. Le coroner mène des enquêtes sur tous les cas de mort suspecte et des enquêtes au besoin dans l’intérêt du public.

INSPECTION AND ENFORCEMENT SERVICES	18,678	SERVICES D’INSPECTION ET D’APPLICATION DE LA LOI

Provides education, inspection, compliance and enforcement functions under Provincial and Federal Acts to make our people and communities safer and more secure. Peace officers with special constable appointment within the Branch provide services to the trucking industry, forestry sector, hunters, fishermen, off-road enthusiasts, the motoring public, various licensees and New Brunswickers. The division is also responsible for enforcing the Public Health Act in areas including food safety, environmental health, recreational and institutional sanitation, water quality, emergency preparedness and communicable disease control. Through inspection and monitoring, they work to protect the public from health hazards, reduce risk, maintain healthy environments and reduce the incidence of disease.

Exerce des fonctions de sensibilisation, d’inspection, de conformité et d’application des lois en vertu de dispositions législatives provinciales et fédérales pour accroître la sûreté et la sécurité de la population et des collectivités. Les agents de la paix qui sont nommés a titre de constables spéciaux et qui Œuvrent au sein de la Direction fournissent des services à l’industrie du transport routier, au secteur forestier, aux chasseurs et aux pêcheurs, aux adeptes des véhicules hors route, aux automobilistes, aux divers titulaires de licences et de permis et aux Néo-Brunswickois. La Division est également responsable de l’application de la Loi sur la santé publique dans des domaines comme la salubrité alimentaire, l’hygiène du milieu, l’hygiène publique en milieux récréatif et institutionnel, la qualité de l’eau, la préparation aux situations d’urgence et la lutte contre les maladies transmissibles. Elle fournit des services d’inspection et de surveillance pour protéger le public des risques pour la santé, réduire les risques, maintenir des milieux sains et réduire l’incidence des maladies.

TECHNICAL INSPECTION SERVICES	4,845	SERVICES D’INSPECTION TECHNIQUE

Responsible for regulating the safe design, fabrication, installation and operation of electrical, plumbing, propane, natural and medical gas systems, boilers, pressure vessels, elevating devices and amusement rides, as well as plan review and inspections relating to fire safety.

Se charge de la réglementation concernant la conception, la fabrication, la mise en place et le fonctionnement sécuritaires des installations électriques et de plomberie, des installations au gaz propane, naturel et à usage médical, des chaudières, des appareils à pression, des appareils élévateurs et des manèges, en plus de veiller à l’examen des plans et aux inspections de sécurité-incendie.

TOTAL	116,556	TOTAL

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME

DEPARTMENT OF JUSTICE AND PUBLIC SAFETY / MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

JUSTICE SERVICES		SERVICES À LA JUSTICE

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To deliver a transparent and unbiased justice system to the public, and provide legal support services, administrative services, security services and operational services to the public while supporting the Judiciary in carrying out their mandate in delivering expeditious access to justice.

Offre au public un système judiciaire transparent et impartial ainsi que des services d’assistance juridique, des services administratifs, des services de sécurité et des services opérationnels tout en appuyant la magistrature dans l’exécution de son mandat de fournir un accès rapide à la justice.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

COURT SERVICES	8,756	SERVICES AUX TRIBUNAUX

Supports the New Brunswick court system across 12 geographical locations (Court of Queen’s Bench, Small Claims Court, Probate Court, Bankruptcy and Insolvency Division, Criminal Court and Youth Justice Court) by providing court attendance, order production, case file management, registry services and other administrative services in support of the Judiciary and the public. In addition, the branch is responsible for the delivery of specialized initiatives, including the Healing to Wellness Court, Domestic Violence Court, Family Case Management, Family Law Information Center, Mental Health Docket, Intimate Partner Violence Intervention and the Case Management Triage Officer.

Appuie le fonctionnement de l’appareil judiciaire du Nouveau-Brunswick dans 12 emplacements géographiques (Cour du Banc de la Reine, Cour des petites créances, Cour des successions, Division de faillite et d’insolvabilité, Cour provinciale et Tribunal pour adolescents) en offrant des services de préposés aux tribunaux, de production d’ordonnance, de gestion de dossier et de greffe ainsi que d’autres services administratifs à l’appui du système judiciaire et du public. La Direction est également responsable de la prestation d’initiatives spécialisées, notamment le tribunal du mieux-être, le tribunal chargé des causes de violence conjugale, la gestion des dossiers en droit de la famille, le centre d’information sur le droit de la famille, le tribunal de la santé mentale, l’intervention en matière de violence entre partenaires intimes et le responsable du système de triage pour la gestion des causes.

JUDICIARY	8,013	MAGISTRATURE

Provides salaries and benefits for provincially appointed judges who preside over the criminal court of first instance, as well as other related items in respect of both the federally and provincially appointed judiciary.

Procure un salaire et des avantages sociaux aux juges nommés par le gouvernement provincial (qui président les tribunaux pénaux de première instance), de même que d’autres biens connexes aux membres de la magistrature nommés par les gouvernements fédéral et provincial.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME

DEPARTMENT OF JUSTICE AND PUBLIC SAFETY / MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

JUSTICE SERVICES (continued)		SERVICES À LA JUSTICE (suite)

OFFICE OF THE REGISTRAR	1,446	BUREAU DU REGISTRAIRE

Supports the Court of Appeal and its judiciary by providing guidance to the public and lawyers regarding the Rules of Court, order/judgment production, case file management and other administrative services including conducting hearings as authorized by legislation and the Rules of Court. This branch serves as the registry for New Brunswick for all bankruptcies and divorces, process inter-jurisdictional applications for the establishment of variation of family support orders and process all New Brunswick adoptions.

Soutient la Cour d’appel et son système judiciaire en fournissant des directives au public et aux avocats relativement aux règles de procédure et en offrant des services de production d’ordonnance et de jugement ainsi que de gestion des dossiers et d’autres services administratifs, y compris la tenue d’audiences conformément à la loi et aux règles de procédure. Ce bureau tient un registre de l’ensemble des faillites et des divorces au Nouveau-Brunswick, traite les demandes intergouvernementales d’établissement ou de modification d’ordonnances de soutien familial et s’occupe de tous les dossiers d’adoption au Nouveau-Brunswick.

SHERIFF SERVICES	9,122	SERVICES DES SHÉRIFS

Provides court security for all Courthouse locations in accordance with the Court Security Act, detainees security (transportation, escort and detention supervision), jury management, document service and court orders execution (Seizure and Sale, Evictions and Warrants of Arrest). Sheriffs also perform peace officer duties as prescribed by over 80 Federal and Provincial Statutes.

Veille à la sécurité dans tous les tribunaux conformément à la Loi sur la sécurité dans les tribunaux, à la sécurité des détenus (transport, escorte et supervision de la détention), à la gestion des jurys, à la signification des documents et à l’exécution des ordonnances du tribunal (saisie et vente, expulsions et mandats d’arrestation). Les shérifs assument également les fonctions d’agent de la paix prescrites par plus de 80 lois fédérales et provinciales.

JUSTICE HEAD OFFICE	3,613	BUREAU CENTRAL DE LA JUSTICE

Provides regional administrative support to all programs and services administered by the Justice Services Branch, including invoice management, central payment processing, transcription management, translation services, interpretation services booking, court technology support and Judiciary special expenses support.

Assure un soutien administratif régional à tous les programmes et services administrés par la Division des services à la justice, notamment la gestion des factures, le traitement central des paiements, la gestion des transcriptions, le traitement des demandes de traduction, la réservation des services d’interprétation, le soutien technologique au tribunal et le soutien des dépenses extraordinaires de l’appareil judiciaire.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME

DEPARTMENT OF JUSTICE AND PUBLIC SAFETY / MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

JUSTICE SERVICES (continued)		SERVICES À LA JUSTICE (suite)

OFFICE OF SUPPORT ENFORCEMENT	2,382	BUREAU DE L’EXÉCUTION DES ORDONNANCES DE SOUTIEN

Enforces family support provisions (Child and Spousal Support Payments) in court orders and agreement in accordance with the Support Enforcement Act and the Divorce Act by using progressive enforcement actions to ensure compliance. Enforcement may include garnishing wages, reporting the defaulting payer to credit reporting agencies, passport revocation or denial, and in some cases, suspension of the payer’s driver’s licence.

Veille à l’application des dispositions de soutien familial (prestations de soutien aux conjoints et aux enfants) des ordonnances du tribunal et des ententes judiciaires conformément à la Loi sur l’exécution des ordonnances de soutien et à la Loi sur le divorce au moyen de mesures progressives d’application de la loi visant à en garantir le contrôle de la conformité. Les mesures d’application peuvent comprendre la saisie du salaire, le signalement du payeur défaillant aux agences d’évaluation du crédit, la révocation ou le refus du passeport et, dans certains cas, la suspension du permis de conduire du payeur.

HEARING OFFICERS	1,265	AGENTS D’AUDIENCE

Provides a variety of quasi-judicial hearings, including Small Claims Adjudication, Family Case Management Hearings and to conduct Emergency Intervention Order Hearings, which are available 24 hours a day, 7 days per week.

Assure la tenue de diverses audiences quasi judiciaires, notamment les audiences d’arbitrage de la Cour des petites créances, les audiences de gestion des dossiers en droit de la famille et les audiences relatives aux ordonnances d’intervention d’urgence, qui sont offertes 24 heures sur 24, 7 jours sur 7.

TOTAL	34,597	TOTAL

LEGAL AID		AIDE JURIDIQUE

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

Provides criminal and domestic legal aid services, and Public Trustee Services through the New Brunswick Legal Aid Services Commission.

Fournit des services d’aide juridique en matière de droit pénal et de droit de la famille ainsi que des services de curateur public par l’intermédiaire de la Commission des services d’aide juridique du Nouveau-Brunswick.

TOTAL	8,401	TOTAL

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME

DEPARTMENT OF JUSTICE AND PUBLIC SAFETY / MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

SECURITY AND EMERGENCIES DIVISION		DIVISION DES INITIATIVES EN MATIÈRE DE SÉCURITÉ ET D’URGENCE

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To ensure a safe and secure society by providing coordination, policy advice and services regarding 911, emergency management and public security in partnership with stakeholders and partners.

Veiller à la sécurité et à la sûreté de la société en fournissant des services de coordination et de conseil stratégique ainsi que des services concernant le 911, la gestion des urgences et la sécurité publique en partenariat avec les intervenants et les partenaires.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

OFFICE OF THE PROVINCIAL SECURITY ADVISOR	982	BUREAU DU CONSEILLER PROVINCIAL EN MATIÈRE DE SÉCURITÉ

Responsible for the provision of security advice and services to Government and internal / external stakeholders in order to reduce threats and risks to services, networks, critical infrastructure (Cl), assets and persons critical to New Brunswick’s security, safety and economy, from deliberate, accidental and natural acts or events. The Office establishes and maintains close relationships with provincial, national and international stakeholders to encourage and promote the sharing of critical security intelligence and information to support an awareness and assessment of potential threats, risks and vulnerabilities. It also protects critical infrastructure and enhances partnerships with Cl owner / operators in the energy, information, communications and telecommunication, food and food distribution, transportation and other Cl sectors.

Responsable de la fourniture au gouvernement et à des intervenants internes et externes de services et d’avis en matière de sécurité visant à réduire les menaces et les risques que des actes ou événements délibérés, accidentels ou naturels peuvent faire peser sur les services, les réseaux, les infrastructures essentielles ainsi que les personnes et les biens essentiels à la sécurité, à la sûreté et à l’économie du Nouveau-Brunswick. Le Bureau établit et entretient des relations étroites avec des intervenants provinciaux, nationaux et internationaux pour encourager et promouvoir l’échange d’informations et de renseignements essentiels pour la sécurité afin d’appuyer la prise de conscience et l’évaluation des vulnérabilités, des menaces et des risques potentiels. Il protège également les infrastructures essentielles et renforce les partenariats avec les propriétaires et les exploitants de ces infrastructures dans les secteurs de l’énergie, de l’information, des communications, des télécommunications, des aliments et de la distribution alimentaire, des transports et autres.

EMERGENCY MEASURES ORGANIZATION	1,700	ORGANISATION DES MESURES D’URGENCE

Provides advice, training and service coordination in relation to Emergency Services through the NB Emergency Measures Organization.		Fournit des avis, de la formation et la coordination de services en lien avec les services d’urgence par l’intermédiaire de l’Organisation des mesures d’urgence du Nouveau-Brunswick.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME

DEPARTMENT OF JUSTICE AND PUBLIC SAFETY / MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

SECURITY AND EMERGENCIES DIVISION		DIVISION DES INITIATIVES EN MATIÈRE DE
(continued)		SÉCURITÉ ET D’URGENCE (suite)

DISASTER FINANCIAL ASSISTANCE		PROGRAMME D’AIDE FINANCIÈRE EN CAS DE
PROGRAM	9,356	CATASTROPHE

The Provincial Disaster Financial Assistance (DFA) Program provides a mechanism for government to assist property owners, small businesses and municipalities with response, recovery and post-disaster mitigation costs.

Le Programme d’aide financière en cas de catastrophe établit un mécanisme dans le cadre duquel le gouvernement aide les propriétaires fonciers, les petites entreprises et les municipalités à payer les coûts liés à l’intervention, au rétablissement et à l’atténuation des répercussions à la suite d’une catastrophe.

TOTAL	12,038	TOTAL

TOTAL - DEPARTMENT OF JUSTICE AND PUBLIC SAFETY	231,885	TOTAL - MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE

Less amounts authorized by law	47	Moins crédits autorisés par la loi

TO BE VOTED	231,838	À VOTER

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF JUSTICE AND PUBLIC SAFETY / MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE

SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

1,500	1,608	Municipal Police Assistance Account / Compte d’aide aux services de police municipaux	1,500

300	300	Suspended Driver - Alcohol Re-education Program / Programme de réhabilitation des conducteurs ayant perdu leur permis pour conduite en état d’ébriété	300

207	207	National Safety Code Agreement / Entente sur le Code national de sécurité	207

3,040	3,029	Victim Services Account / Compte pour les services aux victimes	2,981

9,092	7,383	NB 911 Service Fund / Fonds pour le service d’urgence 911, N.-B	6,698

449	449	Supporting Families Experiencing Separation and Divorce Initiative / L’initiative Soutien des familles vivant une séparation ou un divorce	449

14,588	12,976	TOTAL	12,135

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

LEGISLATIVE ASSEMBLY / ASSEMBLÉE LÉGISLATIVE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

8,012	8,012	Members’ Allowances, Committees and Operations / Indemnités des députés, comités et activités	8,012

3,370	3,370	Office of the Legislative Assembly / Bureau de l’Assemblée législative	3,641

2,129	2,129	Office of the Auditor General / Bureau du vérificateur général	2,275

1,616	1,616	Offices of Leaders and Members of Registered Political Parties / Bureaux des chefs et des membres des partis politiques enregistrés	1,631

2,884	3,610	Elections New Brunswick / Élections Nouveau-Brunswick	11,286

926	926	Office of the Ombud / Bureau de l’ombud	975

1,074	1,074	Office of the Child,Youth and Senior Advocate / Bureau du défenseur des enfants, des jeunes et des aînés	1,122

519	549	Office of the Commissioner of Official Languages / Bureau du commissaire aux langues officielles	544

480	480	Office of the Consumer Advocate for Insurance / Bureau du défenseur du consommateur en matière d’assurances	484

686	686	Office of the Integrity Commissioner / Bureau du commissaire à l’intégrité	747

21,696	22,452	TOTAL - Gross Ordinary / Compte brute ordinaire	30,717

Note:  /  Remarque:

The 2017-2018 Estimate has been restated to reflect government reorganization. / Les prévisions pour 2017-2018 ont été révisées en fonction de la réorganisation du gouvernement.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME

LEGISLATIVE ASSEMBLY / ASSEMBLÉE LÉGISLATIVE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

MEMBERS’ ALLOWANCES, COMMITTEES AND OPERATIONS		INDEMNITÉS DES DÉPUTÉS, COMITÉS ET ACTIVITÉS

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide funding for the operation of the Legislative Assembly, including Committees, and for the salaries, annual indemnities, annual expense allowances and expenses for Members of the Legislative Assembly and Committees of the Legislative Assembly.

Assurer le financement des activités de l’Assemblée législative, y compris les comités, des salaires, des indemnités annuelles, des allocations annuelles pour dépenses et des dépenses des parlementaires et des membres des comités de l’Assemblée législative.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

ALLOWANCES TO MEMBERS	7,781	INDEMNITÉS DES DÉPUTÉS

Provide for the operations of the Legislative Assembly, including Committees, and for salaries, annual indemnities, annual expense allowances and expenses as set out in Schedule “A” of the Legislative Assembly Act.

Couvrir le fonctionnement de l’Assemblée législative, y compris les comités, et le versement des traitements, des indemnités annuelles, des allocations de dépenses annuelles et des dépenses prévues dans l’annexe A de la Loi sur l’Assemblée legislative.

LEGISLATIVE COMMITTEES	231	COMITÉS DE L’ASSEMBLÉE LÉGISLATIVE

Provide funding for various Standing and Select Committees of the Legislative Assembly.		Assurer le financement des divers comités permanents et spéciaux de l’Assemblée legislative.

TOTAL	8,012	TOTAL

Less amounts authorized by law	4,272	Moins crédits autorisés par la loi

TO BE VOTED	3,740	À VOTER

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME

LEGISLATIVE ASSEMBLY / ASSEMBLÉE LÉGISLATIVE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

OFFICE OF THE LEGISLATIVE ASSEMBLY		BUREAU DE L’ASSEMBLÉE LÉGISLATIVE

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide administrative support services for the Legislative Assembly including the Speaker, the Members of the Legislative Assembly and their staff.		Fournir des services de soutien administratif pour l’Assemblée législative, notamment le président ou la présidente ainsi que les députés et leur personnel.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

HANSARD OFFICE	595	BUREAU DU HANSARD

Responsible for the production of the Journal of Debates (Hansard).		Assurer la rédaction du Journal des debates (hansard).

DEBATES TRANSLATION	729	TRADUCTION DES DÉBATS

Provide translation services to the Legislative Assembly and its Committees.		Fournir des services de traduction pour l’Assemblée législative et ses comités.

CLERK’S OFFICE	1,639	BUREAU DU GREFFIER

Provide procedural and administrative support services to the Assembly and Committees, financial, human resource, technology and security services for the Office of the Speaker, Members of the Legislative Assembly and all branches of the Legislative Assembly Office.

Conseiller l’Assemblée législative et les comités en matière de procédure et leur assurer des services de soutien administratif, assurer des services liées aux finances, aux ressources humaines, à la technologie et à la sécurité au Cabinet du président, aux députés, ainsi qu’à toutes les sections du Bureau de l’Assemblée législative.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME

LEGISLATIVE ASSEMBLY / ASSEMBLÉE LÉGISLATIVE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

OFFICE OF THE LEGISLATIVE		BUREAU DE L’ASSEMBLÉE
ASSEMBLY (continued)		LÉGISLATIVE (suite)

		BIBLIOTHÈQUE DE L’ASSEMBLÉE
LEGISLATIVE LIBRARY	678	LÉGISLATIVE

Operate primarily for the use of the Members of the Legislative Assembly and their staff by providing access to information and resources in order that the Members may better serve the people of New Brunswick.

		Être au service principalement des députés et de leur personnel en leur donnant accès à de l’information et à des ressources leur permettant de mieux servir la population du Nouveau-Brunswick.

TOTAL	3,641	TOTAL

TO BE VOTED	3,641	À VOTER

OFFICE OF THE AUDITOR GENERAL		BUREAU DU VÉRIFICATEUR GÉNÉRAL

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To audit the accounts of the Province of New Brunswick and certain Crown agencies on behalf of the Legislative Assembly. To report annually to the Legislative Assembly, matters of significance, including observed instances where money has been expended without due regard to economy and efficiency, or where appropriate and satisfactory procedures have not been established to measure and report on the effectiveness of programs.

Vérifier les comptes de la province du Nouveau-Brunswick et de certains organismes de la Couronne au nom de l’Assemblée législative. Faire rapport annuellement des faits significatifs à l’Assemblée législative, y compris les cas où des sommes ont été dépensées sans considération pour l’économie ou l’efficience, ou lorsque des procédures appropriées et satisfaisantes n’ont pas été établies pour mesurer l’efficacité des programmes et en faire rapport.

TOTAL	2,275	TOTAL

TO BE VOTED	2,275	À VOTER

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME

LEGISLATIVE ASSEMBLY / ASSEMBLÉE LÉGISLATIVE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

OFFICES OF LEADERS AND MEMBERS OF REGISTERED POLITICAL PARTIES			BUREAUX DES CHEFS ET DES MEMBRES DES PARTIS POLITIQUES ENREGISTRÉS

PROGRAM OBJECTIVES			OBJECTIFS DU PROGRAMME

To provide funding for Members who are Leaders of Registered Political Parties, and to provide funding for secretarial and research staff to Members of the Legislative Assembly, in accordance with the Legislative Assembly Act.

Assurer un financement pour les députés provinciaux qui sont chefs d’un parti politique enregistré ainsi que pour le personnel de secrétariat et de recherche pour les députés, conformément à la Loi sur l’Assemblée législative.

PROGRAM COMPONENTS			ÉLÉMENTS DU PROGRAMME

OFFICE OF GOVERNMENT MEMBERS		521	BUREAU DES DÉPUTÉS DU GOUVERNEMENT

Provide secretarial and other assistance incidental to the performance of the duties of the members.			Fournir de l’aide en matière de secrétariat et autre relativement à l’exercice des fonctions des députés.

Program for Members	521		Programme pour les députés	521

OFFICE OF THE OFFICIAL OPPOSITION		953	BUREAU DE L’OPPOSITION OFFICIELLE

Provide salary and an expense allowance for the Leader. Provide secretarial and other assistance incidental to the performance of duties of the members.			Fournir un traitement et une allocation de dépenses au chef. Fournir de l’aide en matière de secrétariat et autre relativement à l’exercice des fonctions des députés.

Leader	550		Chef	550

Program for Members	403		Programme pour les députés	403

OFFICE OF THE GREEN PARTY MEMBER		157	BUREAU DU DÉPUTÉ DU PARTI VERT

Provide salary and an expense allowance for the Leader. Provide secretarial and other assistance incidental to the performance of duties of the member.			Fournir un traitement et une indemnité de fonction au chef. Fournir de l’aide en matière de secrétariat et d’autre aide relativement à l’exercice des fonctions du député.

Leader	132		Chef	132

Program for Member	25		Programme pour les députés	25

TOTAL		1,631	TOTAL

Less amounts authorized by law		90	Moins crédits autorisés par la loi

TO BE VOTED		1,541	À VOTER

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME

LEGISLATIVE ASSEMBLY / ASSEMBLÉE LÉGISLATIVE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

ELECTIONS NEW BRUNSWICK		ÉLECTIONS NOUVEAU-BRUNSWICK

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

Elections New Brunswick is a non partisan office headed by the Chief Electoral Officer. Its mandate is:		Élections Nouveau-Brunswick est un bureau non partisan dirigé par le directeur général des élections. Son mandat est:

– to supervise and administer the conduct of all provincial, municipal, rural community, district education council and regional health authority elections, plebiscites and referendums held in the province; and

– de superviser et d’administrer le déroulement de toutes les élections provinciales, municipales, de communautés rurales, de conseils d’éducation de district, de régies régionales de la santé, de plébiscites et de référendums tenus dans la province; et

– to administer and monitor compliance with the Elections Act, Municipal Elections Act, and Political Process Financing Act by election officers, candidates, registered political parties, registered district associations, official agents, and third parties.

– d’administrer et de surveiller la conformité avec la Loi électorale , la Loi sur les élections municipales, et la Loi sur le financement de l’activité politique par les membres du personnel électoral, les candidats, les partis politiques enregistrés, les associations de circonscription enregistrées, les agents officiels, et les tiers.

TOTAL	11,286	TOTAL

Less amounts authorized by law	668	Moins crédits autorisés par la loi

TO BE VOTED	10,618	À VOTER

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME

LEGISLATIVE ASSEMBLY / ASSEMBLÉE LÉGISLATIVE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

OFFICE OF THE OMBUD		BUREAU DE L’OMBUD

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To investigate complaints under the Ombud Act against government departments, Crown corporations, municipalities, school districts or regional health authorities.

Mener des enquêtes conformément à la Loi sur L’Ombud relativement aux plaintes déposées contre les Ministères, les sociétés de la Couronne, les municipalités, les districts scolaires ou les réseaux de la santé.

To investigate disclosure of wrongdoing under the Public Interest Disclosure Act.		Mener des enquêtes relatives à la divulgation d’actes répréhensibles conformément à la Loi sur les divulgations faites dans l’intérêt public.

To investigate appointments made due to favoritism under the Civil Service Act.		Mener des enquêtes relatives aux nominations faite par favoritisme conformément à la Loi sur la Fonction publique.

To review decisions from the Provincial Archivist pursuant to the Archives Act.		Revoir les décisions de l’archiviste provincial conformément à la Loi sur les archives.

TOTAL	975	TOTAL

TO BE VOTED	975	À VOTER

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME

LEGISLATIVE ASSEMBLY / ASSEMBLÉE LÉGISLATIVE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

OFFICE OF THE CHILD, YOUTH AND SENIOR ADVOCATE		BUREAU DU DÉFENSEUR DES ENFANTS, DES JEUNES ET DES AÎNÉS

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To advocate for the rights and interests of children, youths, seniors and adults under protection generally and to ensure that the views of children, youths, seniors and adults under protection are heard and considered.

Défendre les droits et les intérêts des enfants, des jeunes, des aînés et des adultes sous protection, de façon générale, et s’assurer que les opinions des enfants, des jeunes, des aînés et des adultes sous protection sont entendues et prises en considération.

To ensure that children, youths, seniors and adults under protection have access to the services to which they are entitled and that their complaints respecting such services receive appropriate attention.

Veiller à ce que les enfants, les jeunes, les aînés et les adultes sous protection aient accès aux services auxquels ils ont droit et que leurs plaintes à l’égard de ces services reçoivent l’attention voulue.

To provide information and advice about the availability, effectiveness, responsiveness and relevance of government assistance to and benefits for children, youths, seniors and adults under protection.

Fournir de l’information et des conseils au sujet de l’accessibilité, de l’efficacité, de la souplesse et de la pertinence de l’aide et des avantages qu’assure le gouvernement aux enfants, aux jeunes, aux aînés et aux adultes sous protection.

TOTAL	1,122	TOTAL

TO BE VOTED	1,122	À VOTER

OFFICE OF THE COMMISSIONER OF OFFICIAL LANGUAGES		BUREAU DU COMMISSAIRE AUX LANGUES OFFICIELLES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To investigate, report on and make recommendations with regard to compliance with the Official Languages Act, and to promote the advancement of both official languages in the Province of New Brunswick.

Mener des enquêtes, produire des rapports et formuler des recommendations relativement à la conformité à la Loi sur les langues officielles, et promouvoir l’avancement des deux langues officielles au Nouveau-Brunswick.

TOTAL	544	TOTAL

TO BE VOTED	544	À VOTER

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME

LEGISLATIVE ASSEMBLY / ASSEMBLÉE LÉGISLATIVE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

OFFICE OF THE CONSUMER ADVOCATE FOR INSURANCE		BUREAU DU DÉFENSEUR DU CONSOMMATEUR EN MATIÈRE D’ASSURANCES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To examine the underwriting practices and guidelines of insurers, brokers and agents, and report the use of any prohibited underwriting practices to the Superintendent; to conduct investigations in relation to insurers, brokers and agents concerning the premiums charged for contracts of insurance and the availability of contracts of insurance; to respond to requests for information with respect to insurance; to develop and conduct educational programs and carry out insurance related tasks or investigations as directed by the Legislative Assembly.

Passer en revue les lignes directrices et les pratiques de souscription des assureurs, des courtiers et des agents et faire rapport de toute pratique interdite de souscription au surintendant; procéder à des enquêtes sur les assureurs, courtiers et agents concernant les primes facturées pour les contrats d’assurances et la disponibilité des contrats d’assurances; répondre aux demandes de renseignements concernant les assurances; élaborer et diriger des programmes d’éducation et accomplir toute autre tche ou enquête concernant les assurances qui lui est prescrite par l’Assemblée législative.

TOTAL	484	TOTAL

TO BE VOTED	484	À VOTER

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME

LEGISLATIVE ASSEMBLY / ASSEMBLÉE LÉGISLATIVE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

OFFICE OF THE INTEGRITY COMMISSIONER		BUREAU DU COMMISSAIRE À L’INTÉGRITÉ

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

The Office is responsible for:		Le bureau a les responsabilités suivantes :

- administering the Members’ Conflict of Interest Act as it applies to members and former members of the Legislative Assembly and members and former members of the Executive Council;		- appliquer la Loi sur les conflits d’intérêts des membres , laquelle vise les membres actuels et les anciens membres de l’Assemblée législative et du Conseil exécutif ;

- administering the Lobbyists’ Registration Act to ensure transparency and accountability in the lobbying of public office holders; and		- appliquer la Loi sur l’inscription des lobbyistes afin d’assurer la transparence et la reddition de comptes dans les activités de lobbyisme auprès des titulaires de charge publique ;

- administering the Right to Information and Protection of Privacy Act and of the Personal Health Information Privacy and Access Act for the Province of New Brunswick, including to inform the public about the legislation, to receive inquiries and provide assistance, to provide an independent review and resolution of complaints in matters of requests for access and matters of breach of privacy, to conduct investigations, to promote best practices, to conduct audits, and to make recommendations.

- appliquer au nom de la province la Loi sur le droit à l’information et la protection de la vie privée et la Loi sur l’accès et la protection en matière de renseignements personnels sur la santé , y compris renseigner le public au sujet des lois, recevoir les demandes de renseignements, fournir de l’aide, assurer l’exercice de recours indépendant, arriver à un règlement des plaintes ayant trait aux demandes de communication et aux atteintes à la vie privée, procéder à des enquêtes, promouvoir les meilleures pratiques, procéder à des vérifications et formuler des recommandations.

TOTAL	747	TOTAL

TO BE VOTED	747	À VOTER

TOTAL - LEGISLATIVE ASSEMBLY	30,717	TOTAL - ASSEMBLÉE LÉGISLATIVE

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

OFFICE OF THE ATTORNEY GENERAL / CABINET DU PROCUREUR GÉNÉRAL

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

18,293	18,293	Attorney General / Procureur général	20,256

18,293	18,293	TOTAL - Gross Ordinary / Compte brute ordinaire	20,256

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME

OFFICE OF THE ATTORNEY GENERAL / CABINET DU PROCUREUR GÉNÉRAL

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

ATTORNEY GENERAL		PROCUREUR GÉNÉRAL

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To promote the impartial administration of justice, to enable the Attorney General to discharge his or her constitutional responsibilities regarding the enforcement of the criminal law, the provision of legal advice and the representation of the Crown in all civil and constitutional matters, as well as the drafting of legislation and regulations.

Promouvoir l’administration impartiale de la justice, s’acquitter des responsabilités constitutionnelles du procureur général quant aux poursuites publiques, à la fourniture d’avis juridiques et à la représentation de la Couronne dans tous les domaines civils et constitutionnels, ainsi que la rédaction des lois et règlements.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

ADMINISTRATION	366	ADMINISTRATION

Administration provides executive management and policy direction to the Office of the Attorney General.		L’administration fournit des services de gestion de haute direction et d’orientation stratégique au Cabinet du procureur général.

LEGAL SERVICES	4,766	SERVICES JURIDIQUES

The Legal Services Branch provides professional legal services to government departments and agencies in the areas of employment and administrative law, corporate, commercial and property law, litigation and other adversarial proceedings before adjudicative bodies, including courts, boards and tribunals, constitutional law and legal opinions on issues and matters related to the ongoing operations of government.

La Direction des services juridiques fournit aux ministères et aux organismes gouvernementaux des services juridiques professionels dans les domaines du droit administratif et du droit du travail, du droit commercial et du droit des biens, du droit constitutionnel, ainsi que du contentieux et d’autres procédures accusatoires soumises à des organismes d’arbitrage (y compris en cour ou devant des commissions ou des tribunaux administratifs); la direction fournit en outre des conseils juridiques concernant des questions et des sujets se rapportant aux activités du gouvernement.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME

OFFICE OF THE ATTORNEY GENERAL / CABINET DU PROCUREUR GÉNÉRAL

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

ATTORNEY GENERAL (continued)		PROCUREUR GÉNÉRAL (suite)

LEGISLATIVE SERVICES	2,766	SERVICES LÉGISLATIFS

Legislative services provides a central legislative drafting service in both official languages, for all public acts and regulations, to all government departments and agencies; provides advice to the Executive Council on legislative matters; discharges the responsibilities conferred upon the Registrar of Regulations under the Regulations Act ; provides legal advice on Cabinet Agenda; revises the Statutes of New Brunswick through the Statute Revision Project; discharges the responsibilities conferred upon the Queen’s Printer under the Queen’s Printer Act.

Les services législatifs fournissent au gouvernement un service central de rédaction législative dans les deux langues officielles, pour toutes les lois d’intérêt public et les règlements; fournir des avis juridiques au Conseil exécutif relativement aux dossiers législatifs; exercer les fonctions de registraire des règlements en vertu de la Loi sur les règlements; fournir des avis juridiques relativement à l’ordre du jour du Cabinet; réviser les lois du Nouveau- Brunswick dans le cadre du Projet de révision des lois; exercer les fonctions de l’Imprimeur de la Reine en vertu de la Loi sur l’Imprimeur de la Reine.

FAMILY CROWN SERVICES	2,667	LE SERVICE DES PROCUREURS DE LA COURONNE EN DIVISION DE LA FAMILLE

The Family Crown Services Branch provides professional legal services, including litigation and legal opinions to the Department of Social Development and to the Director of Support Enforcement in the area of family law and acts as designate and agent of the Attorney General under specific federal and provincial legislation and international treaties in the areas of family law and the civil aspects of international child abduction.

Le Service des procureurs de la couronne en division de la famille fournit au ministère du Développement social et à la Directrice de l’exécution des ordonnances de soutien des services juridiques professionnels, incluant le litige et des conseils juridiques, dans le domaine du droit de la famille et agit à titre de désigné et agent du Procureur général en vertu de certaines lois fédérales et provinciales et conventions internationales dans les domaines du droit de la famille et des aspects civils de l’enlèvement international de L'Enfant.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME

OFFICE OF THE ATTORNEY GENERAL / CABINET DU PROCUREUR GÉNÉRAL

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

ATTORNEY GENERAL (continued)		PROCUREUR GÉNÉRAL (suite)

PUBLIC PROSECUTION SERVICES	9,691	LES SERVICES DES POURSUITES PUBLIQUES

Public Prosecution Services ensures that laws enacted for the protection of all citizens are respected and enforced by providing independent, effective and impartial prosecution services. With the decision to continue or terminate a prosecution, the crown prosecutors exercise broad discretion in the public interest.

Les Services des poursuites publiques s’assurent que les dispositions législatives adoptées pour protéger tous les citoyens sont respectées et appliquées en fournissant des services de poursuites indépendants, efficaces et impartiaux. Dans la prise de la décision de maintenir une poursuite ou d’y mettre fin, les procureurs de la Couronne sont investis d’un pouvoir d’appréciation étendu qu’ils exercent dans l’intérêt public.

TOTAL	20,256	TOTAL

TOTAL - OFFICE OF THE ATTORNEY GENERAL	20,256	TOTAL - CABINET DU PROCUREUR GÉNÉRAL

TO BE VOTED	20,256	À VOTER

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

OFFICE OF THE ATTORNEY GENERAL / CABINET DU PROCUREUR GÉNÉRAL

SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

200	200	Proceeds of Crime Trust Fund / Fonds en fiducie des produits récupérés de la criminalité	200

200	200	TOTAL	200

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

OFFICE OF THE PREMIER / CABINET DU PREMIER MINISTRE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

1,598	1,598	Administration / Administration	1,598

1,598	1,598	TOTAL - Gross Ordinary / Compte brute ordinaire	1,598

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME

OFFICE OF THE PREMIER / CABINET DU PREMIER MINISTRE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

ADMINISTRATION		ADMINISTRATION

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide administrative support for the operation of the Office of the Premier.		Assurer le soutien administratif nécessaire au fonctionnement du Cabinet du premier ministre.

TOTAL	1,598	TOTAL

TOTAL - OFFICE OF THE PREMIER	1,598	TOTAL - CABINET DU PREMIER MINISTRE

Less amounts authorized by law	67	Moins crédits autorisés par la loi

TO BE VOTED	1,531	À VOTER

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

OPPORTUNITIES NEW BRUNSWICK / OPPORTUNITÉS NOUVEAU-BRUNSWICK

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

15,037	20,077	Administration and Business Development Services / Administration et Services de développement des entreprises	17,002

30,384	25,333	Financial Assistance / Aide financière	30,184

45,421	45,410	TOTAL - Gross Ordinary / Compte brute ordinaire	47,186

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME

OPPORTUNITIES NEW BRUNSWICK / OPPORTUNITÉS NOUVEAU-BRUNSWICK

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

ADMINISTRATION AND BUSINESS DEVELOPMENT SERVICES		ADMINISTRATION ET SERVICES DE DÉVELOPPEMENT DES ENTREPRISES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide overall direction and administration to the organization.		Fournir une orientation générale et un soutien administratif à l’organisation.

To lead and facilitate the execution of high growth opportunities that will accelerate private sector growth and job creation through: the pursuit of strategic and viable opportunities; the promotion of New Brunswick opportunities outside the province; the development of strategic markets; the delivery of business development services; the development of targeted economic sectors; and the support of business productivity, growth, capacity, sustainability and retention.

Diriger et faciliter la mise en oeuvre de possibilités à forte croissance destinées à accélérer la croissance du secteur privé et la création d’emplois grce : à l’exploration de possibilités stratégiques et viables; à la promotion du Nouveau-Brunswick à l’extérieur; au développement de marchés stratégiques; à l’offre de services de développement des entreprises; au développement de secteurs économiques ciblés; au soutien de la productivité des entreprises ainsi que de leur croissance, de leur capacité, de leur viabilité et de leur maintien.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

ADMINISTRATION	3,085	ADMINISTRATION

Provide executive and strategic direction to the organization.		Donner une orientation stratégique et une direction administrative à l’organisation.

Provide support services in the area of administration, planning, communication, human resources, finance and information technology.		Assurer des services de soutien dans les domaines de l’administration, de la planification, des communications, des ressources humaines, des finances, et des technologies de l’information.

BUSINESS DEVELOPMENT SERVICES	13,917	SERVICES DE DÉVELOPPEMENT DES ENTREPRISES

To provide support for small business development, as well as, strategic, high-growth trade and export development and investment attraction.

Assurer un soutien pour la croissance des petites entreprises et favoriser l’expansion du commerce et des exportations, ainsi que l’attraction d’investissements dans les secteurs stratégiques et à forte croissance.

TOTAL	17,002	TOTAL

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME

OPPORTUNITIES NEW BRUNSWICK / OPPORTUNITÉS NOUVEAU-BRUNSWICK

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

FINANCIAL ASSISTANCE		AIDE FINANCIÈRE

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide financial assistance solutions tailored to the needs of clients.		Proposer des solutions d’aide financière adaptées aux besoins des clients.

TOTAL	30,184	TOTAL

TOTAL - OPPORTUNITIES NEW BRUNSWICK	47,186	TOTAL - OPPORTUNITÉS NOUVEAU- BRUNSWICK

Less amounts authorized by law	47	Moins crédits autorisés par la loi

TO BE VOTED	47,139	À VOTER

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

OPPORTUNITIES NEW BRUNSWICK / OPPORTUNITÉS NOUVEAU-BRUNSWICK

SPECIAL OPERATING AGENCY / ORGANISME DE SERVICE SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

		Opportunities New Brunswick / Opportunités Nouveau-Brunswick

		Revenue / Recettes

0	0	CyberNB / CyberNB	1,800

0	0	Total Revenue / Recettes globales	1,800

		Expenditures / Dépenses

0	0	CyberNB / CyberNB	1,800

0	0	Total Expenditures / Dépenses globales	1,800

0	0	Closing Balance / Solde de clôture	0

		TO BE VOTED / À VOTER	0

LOANS AND ADVANCES / PRÊTS ET AVANCES

60,000	22,449	Financial Assistance to Industry / Aide financière à l’industrie	60,000

60,000	22,449	TO BE VOTED / À VOTER	60,000

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

OTHER AGENCIES / AUTRES ORGANISMES

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

364,031	360,167	Consolidated Entities / Entités consolidés	380,547

642	642	Council of Atlantic Premiers / Conseil des premiers ministres de l’Atlantique	642

2,805	2,805	Economic and Social Inclusion Corporation / Société de l’inclusion économique et sociale	2,808

634	634	Labour and Employment Board / Commission du travail et de l’emploi	635

364	464	New Brunswick Police Commission / Commission de police du Nouveau-Brunswick	363

423	393	New Brunswick Women’s Council / Conseil des femmes du Nouveau-Brunswick	821

289	289	Premier’s Council on Disabilities / Conseil du Premier ministre pour les personnes handicapées	292

369,188	365,394	TOTAL - Gross Ordinary / Compte brute ordinaire	386,108

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME

OTHER AGENCIES / AUTRES ORGANISMES

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

CONSOLIDATED ENTITIES		ENTITÉS CONSOLIDÉES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To include the expenditure activities of organizations that are part of the Provincial Reporting Entity. The amounts represent activities funded by third-party sources and are not contained elsewhere within the respective departmental budgets.

Inclure les dépenses d’organisations faisant partie de l’entité comptable provinciale. Les montants représentent les activités financées par des sources tierces et ne figurent pas ailleurs dans les budgets des ministères respectifs.

Consolidated Entities (Consolidated Financial Statements Schedule 30)		Entités consolidées (États financiers consolidés, Tableau 30)

EM/ANB Inc.		EM/ANB Inc.
Atlantic Education International Inc.		Atlantic Education International Inc.
Collège communautaire du Nouveau-Brunswick		Collège communautaire du Nouveau-Brunswick
Financial and Consumer Services Commission		Commission des services financiers aux consommateurs
Forest Protection Limited		Forest Protection Limited
Horizon Health Network		Réseau de santé Horizon
Kings Landing Corporation		Société de Kings Landing
New Brunswick Agricultural Insurance Commission		Commission de l’assurance agricole du Nouveau-Brunswick
New Brunswick Community College		New Brunswick Community College
New Brunswick Credit Union Deposit Insurance Corporation		Société d’assurance-dépôts des caisses populaires du Nouveau-Brunswick
New Brunswick Energy and Utilities Board		Commission de l’énergie et des services publics du Nouveau-Brunswick
New Brunswick Immigrant Investor Fund		Fonds des investisseurs immigrants du Nouveau-Brunswick
New Brunswick Legal Aid Services Commission		Commission des services d’aide juridique du Nouveau-Brunswick
New Brunswick Lotteries and Gaming Corporation		Société des loteries et des jeux du Nouveau-Brunswick
Nursing Homes		Foyers de soins
Provincial Holdings Ltd.		Gestion provinciale Ltée
Recycle New Brunswick		Recycle Nouveau-Brunswick
Research and Productivity Council		Conseil de la recherche et de la productivité
Service New Brunswick		Services Nouveau-Brunswick
Vitalité Health Network		Réseau de santé Vitalité

TOTAL	380,547	TOTAL

Less amounts authorized by law	380,547	Moins crédits autorisés par la loi

TO BE VOTED	0	À VOTER

- 111 -

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME OTHER AGENCIES / AUTRES ORGANISMES ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

COUNCIL OF ATLANTIC PREMIERS		CONSEIL DES PREMIERS MINISTRES DE L’ATLANTIQUE

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide for New Brunswick’s share of the operating cost of the Council of Atlantic Premiers.		Assurer la contribution du Nouveau-Brunswick aux frais de fonctionnement du Conseil des premiers ministres de l’Atlantique.

Funding for the Council’s activities is based upon a per capita formula for the Council of Atlantic Ministers of Education and Training, Atlantic Provinces Community College Consortium and the Council of Atlantic Premiers Secretariat.

La financement des activités du Conseil est basé sur une formule de calcul par habitant, pour le Conseil des ministres de l’Education et de la Formation des provinces de l’Atlantique, le Consortium des collèges communautaires de l’Atlantique et le Secrétariat du conseil des premiers ministres de l’Atlantique.

TOTAL	642	TOTAL

TO BE VOTED	642	À VOTER

ECONOMIC AND SOCIAL INCLUSION CORPORATION		SOCIÉTÉ DE L’INCLUSION ÉCONOMIQUE ET SOCIALE

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To oversee the implementation, policy development and evaluation of the Provincial Poverty Reduction Plan. To coordinate and support the community inclusion networks in the development of their local plans as well as to manage the Economic and Social Inclusion Fund in support of local plan implementation.

Assurer la mise en oeuvre, l’élaboration des politiques et l’évaluation du plan provincial de réduction de la pauvreté. Coordonner et appuyer les réseaux d’inclusion communautaires dans l’élaboration de leurs plans locaux respectifs ainsi que gérer le Fonds de l’inclusion économique et sociale qui appuye la mise en oeuvre des plans locaux.

TOTAL	2,808	TOTAL

TO BE VOTED	2,808	À VOTER

- 112 -

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME OTHER AGENCIES / AUTRES ORGANISMES ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

LABOUR AND EMPLOYMENT BOARD		COMMISSION DU TRAVAIL ET DE L'EMPLOI

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To foster, promote and enhance harmonious employer-employee and labour-management relationships through the administration of the Labour and Employment Board Act and related statutes and regulations such as the Industrial Relations Act, Public Service Labour Relations Act, Employment Standards Act, Pension Benefits Act, Fisheries Bargaining Act and Essential Services in Nursing Homes Act. To act, upon referral, as a Board of Inquiry under the Human Rights Act , and to appoint adjudicators/arbitrators under the Public Interest Disclosure Act and Pay Equity Act, 2009.

Encourager, promouvoir et favoriser des relations de travail harmonieuses entre employeur et employé en administrant la Loi sur la Commission du travail et de l’emploi de même que les règlements et textes législatifs connexes comme la Loi sur les relations industrielles, la Loi relative aux relations de travail dans les services publics, la Loi sur les normes d’emploi, la Loi sur les prestations de pensions, la Loi sur les négociations dans l’industrie de la pêche et la Loi sur les services essentiels dans les foyers de soins. Agir, sur les questions qui lui sont acheminées, en tant que Commission d’enquête en vertu de la Loi des droits de la personne ; et nommer les juges/arbitres en vertu de la Loi sur les divulgations faites dans l’intérêt public et la Loi de 2009 sur l’équité salariale.

TOTAL	635	TOTAL

TO BE VOTED	635	À VOTER

- 113 -

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME OTHER AGENCIES / AUTRES ORGANISMES ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

NEW BRUNSWICK POLICE COMMISSION		COMMISSION DE POLICE DU NOUVEAU-BRUNSWICK

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

The investigation and determination of complaints by any person relating to the conduct of a member of a municipal or regional police force.		Mener des enquêtes et se prononcer au sujet des plaintes formulées par toute personne à l’égard de la conduite d’un membre d’un service de police municipal ou régional.

The ensuring of consistency in disciplinary dispositions through maintenance of a repository of disciplinary and corrective measures taken in response to Police Act violations.		Assurer la cohérence des décisions disciplinaires en tenant un répertoire des mesures disciplinaires et correctives prises à la suite de violations de la Loi sur la police.

The investigation and determination of any matter relating to any aspect of policing in any area of the Province, either on its own motion, or at the direction of the Minister of Justice and Public Safety.

De son propre gré ou à la demande du Ministère de la Justice et de la Sécurité publique, mener des enquêtes et se prononcer au sujet de toute question touchant à tout aspect du travail policier dans toute région de la province.

The determination of the adequacy of municipal, regional and Royal Canadian Mounted Police forces within the Province, and whether each municipality and the Province is discharging its responsibility for the maintenance of an adequate level of policing.

Déterminer le caractère adéquat des services de police municipaux et régionaux ainsi que de la Gendarmerie royale du Canada dans la province et décider si les municipalités et le gouvernement provincial s’acquittent de leur devoir d’assurer un niveau suffisant de maintien de l’ordre.

TOTAL	363	TOTAL

TO BE VOTED	363	À VOTER

- 114 -

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME OTHER AGENCIES / AUTRES ORGANISMES ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

NEW BRUNSWICK WOMEN’S COUNCIL		CONSEIL DES FEMMES DU NOUVEAU-BRUNSWICK

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To be an independent body that provides advice to the Minister on matters of importance to women and their substantive equality;		Être un organisme indépendant qui fournit au ministre des conseils sur les questions qui revêtent une importance pour les femmes et qui concernent leur égalité réelle;

To bring to the attention of government and the public issues of interest and concern to women and their substantive equality;		Attirer l’attention du gouvernement et du public sur les questions qui intéressent et préoccupent les femmes et qui concernent leur égalité réelle;

To include and engage women of diverse identities, experiences and communities, women’s groups and society in general;		lnclure et mobiliser les femmes d’identités, d’expériences et de communautés diverses, les groupes de femmes et la société en général;

To be strategic and provide advice on emerging and future issues; and		Agir de façon stratégique et fournir des conseils sur les questions d’actualité et d’avenir;

To represent New Brunswick women.		Représenter les femmes du Nouveau-Brunswick.

TOTAL	821	TOTAL

TO BE VOTED	821	À VOTER

- 115 -

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME OTHER AGENCIES / AUTRES ORGANISMES ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

PREMIER’S COUNCIL ON DISABILITIES		CONSEIL DU PREMIER MINISTRE POUR LES PERSONNES HANDICAPÉES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To advise the Premier on matters relating to the status of persons with disabilities.		Conseiller le premier ministre sur les questions concernant la situation des personnes ayant des handicaps.

To bring before the government and the public matters of interest and concern to persons with disabilities.		Attirer l’attention du gouvernement et du public sur des questions d’intérêt pour les personnes ayant des handicaps.

To promote the implementation of the recommendations of the Employment Action Plan for Persons with Disabilities and the Disability Action Plan.		Faire la promotion de la mise en oeuvre des recommandations du Plan d’action-emploi pour les personnes handicapées et le Plan d’action sur les questions touchant les personnes handicapées.

To provide information to the public about services and resources available to persons with disabilities.		Informer le public des services et ressources disponibles pour les personnes handicapées.

TOTAL	292	TOTAL

TO BE VOTED	292	À VOTER

TOTAL - OTHER AGENCIES	386,108	TOTAL - AUTRES ORGANISMES

- 116 -

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L’ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

3,377	3,341	Corporate Services / Services généraux	3,093

15,754	15,707	NB Public Libraries / Bibliothèques publiques du N.-B	15,834

170,379	169,267	Post-Secondary Affairs / Affaires postsecondaires	171,153

12,688	12,040	Adult Learning / Apprentissage pour adultes	10,052

8,342	7,749	Labour and Policy / Travail et politique	10,181

23,108	17,345	Employment Development / Développement de l’emploi	27,890

10,382	18,176	Canada-New Brunswick Workforce Development Agreement / Entente Canada - Nouveau-Brunswick sur le développement de la main-d’oeuvre	18,218

89,154	96,562	Labour Market Development / Développement du marché du travail	97,755

8,250	8,233	Population Growth / Croissance démographique	8,254

277,800	277,778	Maritime Provinces Higher Education Commission / Commission de l’enseignement supérieur des provinces Maritimes	282,328

619,234	626,198	TOTAL - Gross Ordinary / Compte brute ordinaire	644,758

Note:  /  Remarque:

The 2017-2018 Estimate has been restated to reflect government reorganization. / Les prévisions pour 2017-2018 ont été révisées en fonction de la réorganisation du gouvernement.

- 117 -

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L’ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

CORPORATE SERVICES		SERVICES GÉNÉRAUX

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

Provide management and administration support for programs and activities of the department.		Fournir un soutien de gestion et d’administration en ce qui concerne les programmes et activités du ministère.

PROGRAM COMPONENT		ÉLÉMENT DU PROGRAMME

CORPORATE SERVICES		SERVICES GÉNÉRAUX

Provide departmental support services in the areas of executive management, strategic planning, finance, audit, human resources, administration, information technology, departmental coordination and performance excellence.

Fournir des services de soutien ministériel dans les domaines suivants : direction supérieure, la planification stratégique, finances, vérification, ressources humaines, administration, technologie de l’information, coordination au niveau du Ministère et d’excellence du rendement.

TOTAL	3,093	TOTAL

NB PUBLIC LIBRARIES		BIBLIOTHÈQUES PUBLIQUES DU N.-B.

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

Manage and develop the provincial public library system and provide library services and programs in communities.		Gérer et développer le réseau provincial de bibliothèques publiques et fournir des services et programmes de bibliothèque dans les localités.

PROGRAM COMPONENT		ÉLÉMENT DU PROGRAMME

NB PUBLIC LIBRARY SERVICE		SERVICE DES BIBLIOTHÈQUES PUBLIQUES DU N.-B.

Provide quality collections, programs and services through a network of 63 public libraries, online resources, and library materials by mail.

Offrir aux résidents et résidentes de la province des collections, programmes et services de qualité au moyen d’un réseau constitué de 63 bibliothèques publiques, de ressources en ligne, et d’un service de bibliothèque par la poste.

TOTAL	15,834	TOTAL

- 118 -

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L’ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

POST-SECONDARY AFFAIRS		AFFAIRES POSTSECONDAIRES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

Provide analytical and planning services in the area of post-secondary education for the Department; and to administer programs related to post-secondary education, especially public universities and colleges and regulate private universities and colleges. Ensure that New Brunswick residents have access to post-secondary education opportunities.

Fournir au ministère des services d’analyse et de planification dans le domaine de l’enseignement postsecondaire ainsi que des services d’administration de programmes liés aux establissement d’enseignement postsecondaires, surtout les universités et les collèges, publiques ou privés. Permettre aux résidents et résidentes du Nouveau-Brunswick d’accéder à une éducation postsecondaire.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

POST-SECONDARY EDUCATION	231	ÉDUCATION POSTSECONDAIRE

Provide administrative services to programs in post-secondary education, transformation and student financial assistance.		Fournir des services administratifs aux programmes liés aux établissements postsecondaires, transformation et d’aide financière aux étudiants.

NEW BRUNSWICK COMMUNITY COLLEGE	97,941	COLLÈGE COMMUNAUTAIRE DU NOUVEAU BRUNSWICK

Provide operating grants to the New Brunswick Community College Special Operating Agency and Community College Crown Corporations.		Accorder des subventions de fonctionnement à l’organisme de services spéciaux du Collège communautaire du Nouveau-Brunswick et aux sociétés collégiales.

POST-SECONDARY RELATIONS	1,996	RELATIONS POSTSECONDAIRES

Provide analytical and planning services in the area of post-secondary education, including the administration of funding and programs for public universities and colleges. The branch also regulates private universities and colleges.

La Direction fournit des services d’analyse et de planification dans le secteur de l’éducation postsecondaire, y compris l’administration des fonds et des programmes pour les universités et les collèges publics. La Direction règlemente également les universités et les collèges privés.

RESEARCH AND STRATEGIC INITIATIVES	15,426	RECHERCHE ET INITIATIVES STRATÉGIQUES

Foster research and innovation, and promote access into and through the post-secondary education system, including through credit transfer and prior learning assessment and recognition. Facilitate inter and intra-jurisdictional communication and provide policy advice on the post-secondary education system.

La Direction encourage la recherche et l’innovation, et fait la promotion de l’accès au système d’éducation postsecondaire, y compris par le transfert de crédits ainsi que par l’évaluation et la reconnaissance des acquis. Elle facilite la communication intragouvernementale et intergouvernementale, et offre des conseils stratégiques relatifs au système d’éducation postsecondaire.

- 119 -

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L’ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

POST-SECONDARY EDUCATION (continued)		ÉDUCATION POSTSECONDAIRE (suite)

STUDENT FINANCIAL ASSISTANCE ADMINISTRATION	1,395	ADMINISTRATION DE L’AIDE FINANCIÈRE AUX ÉTUDIANTS

Administration of the Canada Student Loan and the New Brunswick Student Financial Assistance Program.		Assurer l’administration du Programme canadien de prêts aux étudiants et du Programme d’aide financière aux étudiants du Nouveau-Brunswick.

STUDENT FINANCIAL ASSISTANCE	54,164	AIDE FINANCIÈRE AUX ÉTUDIANTS

Ensure that New Brunswick residents with a financial need have access to post- secondary educational opportunities and that they are encouraged to complete their studies in a timely and successful manner.

Permettre aux résidents et résidentes du Nouveau-Brunswick, qui ont des difficultés financières, d’accéder à une éducation postsecondaire et les encourager à terminer leurs études avec succès dans un délai normal.

TOTAL	171,153	TOTAL

ADULT LEARNING		APPRENTISSAGE POUR ADULTES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

Identify, promote, administer and deliver quality adult learning opportunities to citizens of New Brunswick.		Identifier, promouvoir, administrer et fournir des possibilités d’apprentissage de qualité pour les adultes au Nouveau-Brunswick.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

ADULT LEARNING SERVICES	146	SERVICES À APPRENTISSAGE POUR ADULTES

Provide support in the delivery of programs and services by the Adult Learning and Employment Division.		Fournir un soutien pour la prestation des programmes et services offerts par la direction de l’Apprentissage pour adultes et emploi.

COMMUNITY ADULT LEARNING SERVICES	4,149	SERVICES COMMUNAUTAIRES D’APPRENTISSAGE POUR ADULTES

Support the delivery of adult literacy and learning programs and services in partnership with the voluntary and private sectors.		Appuyer la prestation de programmes et services d’alphabétisation et d’apprentissage pour adultes, en partenariat avec les secteurs bénévoles et privés.

- 120 -

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L’ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

ADULT LEARNING (continued)			APPRENTISSAGE POUR ADULTES (suite)

CERTIFICATION		583	CERTIFICATION

Provide testing and/or certification for the purpose of ensuring that the New Brunswick workplace is certified and equipped with the necessary skills and knowledge.

Offrir la prestation d’examens et/ou de services de certification afin de s’assurer que la main-d’oeuvre du Nouveau-Brunswick est titulaire de certificats et possède les compétences et connaissances nécessaires.

APPRENTICESHIP AND OCCUPATIONAL CERTIFICATION		3,306	APPRENTISSAGE ET CERTIFICATION PROFESSIONELLE

Provide quality apprenticeship learning, life-long skill development and certification opportunities in current and future designated occupations that are standardized, up to date and relevant to the needs of industry and its workforce.

Offrir des possibilités de formation en apprentissage, de perfectionnement professionnel tout au long de la vie et de certification de qualité dans les professions désignées d’aujourd’hui et de demain, qui sont uniformes et à jour et qui répondent aux besoins de l’industrie et de sa maind’Œuvre.

APPRENTICESHIP TRAINING		1,868	FORMATION EN APPRENTISSAGE

Plan and provide funding for apprenticeship training.			Planifier et fournir le financement pour la formation en apprentissage.

Operation and Information Services	5,868		Services de coordination et d’information	5868

Recovery from Labour Market Development Agreement	(4,000)		Recouvrement de l’Entente sur le développement du marché du travail	(4,000)

TOTAL		10,052	TOTAL

- 121 -

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L’ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

LABOUR AND POLICY		TRAVAIL ET POLITIQUE

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

Regulate conditions of employment and improve employer-employee relations, provide advice and support in the area of planning, policy development, research and analysis, labour market information and program evaluations; measure impacts of legislative and regulatory changes on intergovernmental and interdepartmental issues.

Réglementer les conditions d’emploi et améliorer les relations entre employeur et employés, fournir des conseils et aide au Ministère pour l’élaboration de politiques, la recherche et l’analyse, l’information sur le marché du travail et des évaluations de programmes, l’examen des enjeux au niveau ministériel et intergouvernemental ainsi que les services ayant trait aux lois et règlements.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

LABOUR AND POLICY SUPPORT	181	TRAVAIL ET SOUTIEN EN MATIÈRE DE POLITIQUES

Provide support in the delivery of services provided by Labour and Policy.		Offrir un soutien quant à la prestation de services par Travail et politique.

INDUSTRIAL RELATIONS	668	RELATIONS INDUSTRIELLES

Provide dispute resolution services, mediation and conciliation services and promotion of labour-management dialogue pursuant to the Industrial Relations Act .

Offrir des services de règlement de conflits, de médiation et de cociliation, et fait la promotion d’un dialogue entre les employés et les employeurs, conformément à la Loi sur les relations industrielles.

EMPLOYMENT STANDARDS	928	NORMES D’EMPLOI

Provide assurance of minimum standards in working conditions pursuant to the Employment Standards Act.		Garantir le respect des normes minimales en matière de conditions de travail conformément à la Loi sur les normes d’emploi.

OFFICE OF ADVOCATE SERVICES	1,740	BUREAU DES SERVICES DE DÉFENSEURS

Assist employers, injured workers and their dependents in their dealings with WorkSafeNB.		Aider les employeurs, les travailleurs blessés et les personnes à leur charges à faire affaire avec Travail sécuritaire NB.

- 122 -

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L’ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

LABOUR AND POLICY (continued)		TRAVAIL ET POLITIQUE (suite)

WORKERS’ COMPENSATION APPEALS TRIBUNAL	2,002	TRIBUNAL D’APPEL DES ACCIDENTS AU TRAVAIL

Responsible under a number of Acts, to hear and resolve individual appeals of decisions rendered by WorkSafeNB with respect to workers’ compensation and to provide these decisions on appeals in a timely, fair, consistent and impartial manner.

Le Tribunal d’appel des accidents au travail est chargé, en vertu d’un certain nombre de lois, de siéger aux appels de décisions rendue par Travail sécuritaire NB relatives à l’indemnisation des accidents au travail, de résoudre ceux-ci, puis de rendre une décision en temps opportun et de façon juste, cohérente et impartiale.

HUMAN RIGHTS COMMISSION	1,265	COMMISSION DES DROITS DE LA PERSONNE

Administer the Human Rights Act and advance equality of opportunity through public education programs and community development activities.		Appliquer la Loi sur les droits de la personne et promouvoir l’égalité des chances par des programmes d’éducation du public et des activitiés de développement communautaire.

STRATEGIC SERVICES	3,397	SERVICES STRATÉGIQUES

Provide services and expertise to the Department in the areas of policy development, legislative development and federal-provincial relations.		Fournir des services et expertise au Ministère dans le domaine de l’élaboration de politiques, développement législatif et les relations fédérale-provinciale.

Provide labour market research, analysis, economic forecasting and program evaluation services to the Department.		Fournir des services de recherche, d’analyse, de prévisions économiques et d’évaluation des programmes au ministère.

TOTAL	10,181	TOTAL

- 123 -

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L’ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

EMPLOYMENT DEVELOPMENT		DÉVELOPPEMENT DE L’EMPLOI

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

Design and implement programs and services which respond to labour market needs and provide for the development and utilization of the Province’s human resource potential.		Élaborer et mettre en oeuvre les programmes et services pour répondre aux besoins du marché du travail; assurer le développement et l’utilisation du potentiel en ressources humaines de la province.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

EMPLOYMENT ADMINISTRATION	1,873	ADMINISTRATION DE L’EMPLOI

Provide support in the delivery of employment programs and services.		Fournir un soutien pour la prestation des programmes et services d’emploi.

EMPLOYMENT DEVELOPMENT PROGRAMS AND SERVICES	26,017	PROGRAMMES ET SERVICES DE DÉVELOPPEMENT DE L’EMPLOI

Offer provincially funded strategic training and employment initiatives that expand the labour force potential of the province by enhancing the skills of individuals.

Offrir des initiatives stratégiques de formation et d’emploi qui sont financées par le gouvernement provincial et qui permettent d’accroître le potentiel de la population active en améliorant les compétences de la main-d’oeuvre.

TOTAL	27,890	TOTAL

CANADA-NEW BRUNSWICK WORKFORCE DEVELOPMENT AGREEMENT		ENTENTE CANADA-NOUVEAU-BRUNSWICK SUR LE DÉVELOPPEMENT DE LA MAIN-D’ŒUVRE

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

Enhance the labour market participation of individuals by providing expanded eligibility for programs and services. To increase the skill levels and employability of both employed and unemployed individuals of the New Brunswick labour market.

Améliorer la participation des personnes au marché du travail en élargissant l’admissibilité aux programmes et aux services. Augmenter les niveaux de compétences et d’employabilité des personnes occupant ou non un emploi sur le marché du travail du Nouveau-Brunswick.

TOTAL	18,218	TOTAL

- 124 -

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L’ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

LABOUR MARKET DEVELOPMENT		DÉVELOPPEMENT DU MARCHÉ DU TRAVAIL

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

Provide programs and services which develop the labour market and the human resource potential of the province.		Fournir des programmes et services pour développer le marché du travail et le potentiel en ressources humaines de la province.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

LABOUR MARKET DEVELOPMENT AND SUPPORT SERVICES	24,247	SERVICES DE DÉVELOPPEMENT ET DE SOUTIEN DU MARCHÉ DU TRAVAIL

Research, develop and implement strategic labour market initiatives which expand the human resource potential of the province and to provide support services enabling the delivery of these initiatives.

Faire des recherches puis élaborer et appliquer des projets stratégiques relatifs au marché du travail en vue d’augmenter le potentiel en ressources humaines de la province et fournir des services de soutien permettant l’exécution de ces projets.

LABOUR FORCE DEVELOPMENT	73,508	DÉVELOPPEMENT DE LA POPULATION ACTIVE

Offer strategic training and employment initiatives that expand the labour force potential of the province by enhancing the skills of individuals.		Offrir des initiatives stratégiques de formations et d’emploi pour augmenter le potentiel de la population active de la province en améliorant les compétences des gens.

TOTAL	97,755	TOTAL

- 125 -

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L’ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

POPULATION GROWTH		CROISSANCE DÉMOGRAPHIQUE

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

Support demographic growth through advancing immigration, settlement, retention, multiculturalism and repatriation activities as an economic support tool for New Brunswick.

Accroître la population et stimuler l’économie de la province en misant sur des activités susceptibles de promouvoir l’immigration, l’établissement et le multiculturalisme, la rétention d’immigrants dans la province et le rapatriement de Néo-Brunswickois.

Provide demographic related information and advice to departments on planning, policy development, interdepartmental coordination and intergovernmental relations.

Renseigner et conseiller les ministères sur les sujets suivants : planification, élaboration de politiques, coordination interministérielle et relations intergouvernementales liées à la croissance démographique.

Promote, implement and monitor immigration activities that attract and help settle immigrants and other Canadians as well as repatriate former New Brunswickers and retain workers in our labour market.

La Direction assure la promotion, la mise en oeuvre et la surveillance des activités liées à l’immigration qui visent à attirer des immigrants et d’autres Canadiens et à les aider à s’installer, à rapatrier les anciens Néo-Brunswickois et à retenir les travailleurs dans notre marché du travail.

Assist stakeholders with settlement activities for all newcomers, including refugees, to ensure that systems and services are in place to expedite the process of settlement integration, creating welcoming communities and creating labour market opportunities.

Aider les parties prenantes à mener des activités liées à l’établissement de tous les nouveaux venus, y compris les réfugiés, afin de veiller à ce que les systèmes et les services soient en place pour accélérer les processus d’établissement et d’intégration, créer des collectivités accueillantes et en créer des possibilités d’emploi.

TOTAL - POPULATION GROWTH	8,254	TOTAL - CROISSANCE DÉMOGRAPHIQUE

TOTAL	362,430	TOTAL

Less amounts authorized by law	47	Moins crédits autorisés par la loi

TO BE VOTED	362,383	À VOTER

- 126 -

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L’ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

MARITIME PROVINCES HIGHER EDUCATION COMMISSION		COMMISSION DE L’ENSEIGNEMENT SUPÉRIEUR DES PROVINCES MARITIMES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

Provide funding for educational programs to meet social and economic needs.		Offrir des fonds pour des programmes d’enseignement qui répondent aux besoins économiques et sociaux.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

ADMINISTRATION	666	ADMINISTRATION

Provide New Brunswick’s share of the administration costs of the Maritime Provinces Higher Education Commission.		Faire en sorte que le Nouveau-Brunswick paie sa part des frais administratifs de la Commission de l’enseignement supérieur des provinces Maritimes.

ASSISTANCE TO UNIVERSITIES - GRANTS TO INSTITUTIONS FOR EDUCATIONAL PROGRAMS AND INCENTIVE FUNDING	266,427	AIDE AUX UNIVERSITÉS - SUBVENTIONS AUX ÉTABLISSEMENTS POUR LES PROGRAMMES D’ENSEIGNEMENT ET LE FINANCEMENT DE MESURES D’ENCOURAGEMENT

Provide funding for educational programs.		Fournir des fonds pour les programmes d’enseignement.

ASSISTANCE TO UNIVERSITIES - GRANT IN LIEU OF MUNICIPAL REAL PROPERTY TAXES	15,235	AIDE AUX UNIVERSITÉS - SUBVENTION EN REMPLACEMENT DE L’IMPÔT FONCIER MUNICIPAL

Provide funding for grants to municipalities in lieu of municipal real property tax.		Fournir le financement nécessaire pour accorder aux municipalités des subventions en remplacement de l’impôt foncier municipal.

TOTAL - MARITIME PROVINCES HIGHER EDUCATION COMMISSION	282,328	TOTAL - COMMISSION DE L’ENSEIGNEMENT SUPÉRIEUR DES PROVINCES MARITIMES

TO BE VOTED	282,328	À VOTER

TOTAL - DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR	644,758	TOTAL - MINISTÈRE DE L’ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL

- 127 -

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L’ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

		MARITIME PROVINCES HIGHER EDUCATION
		COMMISSION / COMMISSION DE L’ENSEIGNEMENT
		SUPÉRIEUR DES PROVINCES MARITIMES

2,000	2,000	Deferred Maintenance Program / Programme d’entretien reporté	2,000

2,000	2,000	TOTAL	2,000

- 128 -

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L’ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

2,225	2,225	Canada Student Loans / Régime canadien de prêts aux étudiants	2,225

300	300	Library Trust Fund / Fonds en fiducie pour les bibliothèques	300

640	786	Recoverable Projects / Projets récupérables	350

3,165	3,311	TOTAL	2,875

- 129 -

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L’ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

		New Brunswick College of Craft and Design College
		Admission Services / Collège d’artisanat et de design du
		Nouveau-Brunswick Service de l’admission collégiale

1,015	1,140	Opening Balance / Solde d’ouverture	1,175

		Revenue / Recettes

3,736	3,753	Operating Grant / Subvention de fonctionnement	3,844

1,247	1,776	Users / Utilisateurs	1,247

4,983	5,529	Total Revenue / Recettes globales	5,091

		Expenditures / Dépenses

4,983	5,494	Total Expenditures / Dépenses globales	5,091

1,015	1,175	Closing Balance / Solde de clôture	1,175

		TO BE VOTED / À VOTER	0

LOANS AND ADVANCES / PRÊTS ET AVANCES

		PROGRAM / PROGRAMME

62,900	59,621	Student Loan Advances / Avances de prêts aux étudiants	62,900

62,900	59,621	TO BE VOTED / À VOTER	62,900

- 130 -

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES REGIONAL DEVELOPMENT CORPORATION / SOCIÉTÉ DE DÉVELOPPEMENT RÉGIONAL ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

64,355	82,680	Development Projects and Operations / Projets et activités de développement	70,148

64,355	82,680	TOTAL - Gross Ordinary / Compte brute ordinaire	70,148

- 131 -

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME REGIONAL DEVELOPMENT CORPORATION / SOCIÉTÉ DE DÉVELOPPEMENT RÉGIONAL ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

DEVELOPMENT		PROJETS ET ACTIVITÉS DE
PROJECTS AND OPERATIONS		DÉVELOPPEMENT

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To negotiate, coordinate and evaluate provincial and federal-provincial projects and initiatives.		Négocier, coordonner et évaluer des initiatives et des projets provinciaux et fédéraux-provinciaux.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

DEVELOPMENT INITIATIVES	43,977	INITIATIVES DE DÉVELOPPEMENT

Provide funding to develop, diversify, and grow the economy, communities and infrastructure, focused on Northern New Brunswick. These funds are provided under the Northern New Brunswick Economic Development and Innovation Fund, the Miramichi Regional Economic Development and Innovation Fund and the Total Development Fund.

Fournir un financement pour développer, diversifier et faire croître l’économie, les collectivités et l’infrastructure, en ciblant le nord du Nouveau-Brunswick. Ce financement provient du Fonds de développement économique et d’innovation pour le nord du Nouveau-Brunswick, le Fonds de développement économique et d'innovation pour la région de Miramichi et le Fonds de développement total.

COMMUNITY INITIATIVES	20,670	INITIATIVES COMMUNAUTAIRES

Provide funding for community-based initiatives and projects.		Pourvoir au financement d'initiatives et de projets communautaires.

MANAGED AGREEMENTS AND		GESTION DES ENTENTES ET
ADMINISTRATION	5,501	ADMINISTRATION

Provide for projects, initiatives and operations of the Regional Development Corporation.		Pourvoir aux projets, initiatives et activités de la Société de développement régional.

TOTAL - REGIONAL DEVELOPMENT		TOTAL - SOCIÉTÉ DE DÉVELOPPEMENT
CORPORATION	70,148	RÉGIONAL

TO BE VOTED	70,148	À VOTER

- 132 -

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES REGIONAL DEVELOPMENT CORPORATION / SOCIÉTÉ DE DÉVELOPPEMENT RÉGIONAL CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

17,870	17,870	Canada - New Brunswick Clean Water and Wastewater Fund / Canada - Nouveau-Brunswick Fonds pour l'eau potable et letraitement des eaux usées	21,255

12,500	12,500	Canada - New Brunswick New Building Canada Fund - Small Communities Fund / Canada - Nouveau-Brunswick Nouveau Fonds Chantiers Canada - Fonds des petites collectivités	7,000

20,500	20,500	Canada - New Brunswick Post-Secondary Institutions Strategic Investment Fund / Canada - Nouveau-Brunswick Fonds d'investissement stratégique pour les établissements postsecondaires	9,700

1,600	1,600	Economic Development, Innovation and Infrastructure / Développement économique, innovation et infrastructure	0

40,000	25,000	Strategic Infrastructure Initiative / Initiative en matière d’infrastructure stratégique	39,500

92,470	77,470	TOTAL	77,455

- 133 -

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

REGIONAL DEVELOPMENT CORPORATION / SOCIÉTÉ DE DÉVELOPPEMENT RÉGIONAL

SPECIAL OPERATING AGENCY / ORGANISME DE SERVICE SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

		Regional Development Corporation Special Operating Agency / Société de développement régional - Organisme de service spécial

38,956	38,221	Opening Balance / Solde d'ouverture	38,825

		Revenue / Recettes

48,015	52,708	Revenue - Provincial Government Sources / Recettes - Provenant du gouvernement provincial	39,355

130,073	110,272	Revenue - Federal Government Sources / Recettes - Provenant du gouvernement fédéral	115,875

178,088	162,980	Total Revenue / Recettes globales	155,230

		Expenditures / Dépenses

300	738	Other Special Initiatives / Autres projects spéciaux	250

50,000	46,000	Building Canada Fund - Gas Tax Transfer / Fonds Chantiers Canada - transfert de taxe sur l'essence	55,000

10,000	10,000	New Building Canada Fund - Small Communities Fund / Nouveau Fonds Chantiers Canada - Fonds des petites collectivités	10,000

4,374	4,374	Francophonie and Official Languages Program / Programme de la Francophonie et des Langues officielles	4,374

63,620	37,500	Canada - New Brunswick Clean Water and Wastewater Fund / Canada - Nouveau-Brunswick Fonds pour l'eau potable et le traitement des eaux usées	65,355

50,285	57,010	Canada-New Brunswick Post-Secondary Institutions Strategic Investment Fund / Canada - Nouveau-Brunswick Fonds d'investissement stratégique pour les établissements postsecondaires	7,493

6,555	5,754	Canada-New Brunswick Public Transit Infrastructure Fund / Canada - Nouveau-Brunswick Fonds pour l’infrastructure de transport en commun	2,940

0	1,000	Low Carbon Economy Leadership Fund / Le Fonds du leadership pour une économie à faibles émissions de carbone	7,380

185,134	162,376	Total Expenditure / Dépenses globales	152,792

31,910	38,825	Closing Balance / Solde de clôture	41,263

		TO BE VOTED / À VOTER	0

- 134 -

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF LOANS AND ADVANCES / ÉTAT COMPARATIF DES PRÊTS ET AVANCES REGIONAL DEVELOPMENT CORPORATION / SOCIÉTÉ DE DÉVELOPPEMENT RÉGIONAL

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

11,000	9,000	Financial assistance under the Northern New Brunswick Economic Development and Innovation Fund Loan Program / Aide financière provenant du Programme de prêts du Fonds de développement économique et d’innovation pour le Nord du Nouveau-Brunswick	5,000

1,000	0	Financial assistance under the Miramichi Regional Economic Development and Innovation Fund Loan Program / Aide financière provenant du Programme de prêts du Fonds de développement économique et d’innovation pour la région de Miramichi	1,000

12,000	9,000	TOTAL	6,000

		TO BE VOTED / À VOTER	6,000

- 135 -

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES SERVICE OF THE PUBLIC DEBT / SERVICE DE LA DETTE PUBLIQUE ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

690,660	673,500	Interest, Exchange, Amortization and Expenses / Intérêt, change, amortissement et dépenses	667,600

10,340	9,500	Interest on Capital Leases / Intérêts sur les contrats de location-acquisition	7,400

701,000	683,000	TOTAL - Gross Ordinary / Compte brute ordinaire	675,000

- 136 -

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME SERVICE OF THE PUBLIC DEBT / SERVICE DE LA DETTE PUBLIQUE ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

SERVICE OF THE PUBLIC DEBT		SERVICE DE LA DETTE PUBLIQUE

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To service the Province's debt by paying interest, exchange, amortization and other debt management expenses.		Assurer le paiement des frais relatifs à l'intérêt, au change et à l'amortissement, ainsi que des autres dépenses de gestion de la dette.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

INTEREST, EXCHANGE, AMORTIZATION AND EXPENSES	667,600	INTÉRÊT, CHANGE, AMORTISSEMENT ET DÉPENSES

INTEREST ON CAPITAL LEASES	7,400	INTÉRÊTS SUR LES CONTRATS DE LOCATION-ACQUISITION

TOTAL	675,000	TOTAL

TOTAL - SERVICE OF THE PUBLIC DEBT	675,000	TOTAL - SERVICE DE LA DETTE PUBLIQUE

Less amounts authorized by law	667,600	Moins crédits autorisés par la loi

TO BE VOTED	7,400	À VOTER

- 137 -

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES DEPARTMENT OF SOCIAL DEVELOPMENT / MINISTÈRE DU DÉVELOPPEMENT SOCIAL ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

9,839	12,439	Corporate and Other Services / Services généraux et autres	9,845

510,207	501,807	Seniors and Long Term Care / Aînés et soins de longue durée	529,784

274,548	291,948	Child Welfare and Disability Support Services / Services de bien-être à l'enfance et de soutien aux personnes ayant un handicap	283,450

239,862	237,562	Income Security / Sécurité du revenu	239,177

91,714	97,214	Housing Services / Services d'habitation	92,429

7,048	5,948	Wellness / Mieux-être	6,662

35,200	34,100	Other Benefits / Autres prestations	33,200

1,168,418	1,181,018	TOTAL - Gross Ordinary / Compte brute ordinaire	1,194,547

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MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME DEPARTMENT OF SOCIAL DEVELOPMENT / MINISTÈRE DU DÉVELOPPEMENT SOCIAL ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

CORPORATE AND OTHER SERVICES		SERVICES GÉNÉRAUX ET AUTRES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide strategic leadership and support including planning, design, and monitoring of departmental programs.		Fournir une direction stratégique et un soutien comprenant la planification, la conception et la gestion de la qualité aux programmes ministériels.

TOTAL	9,845	TOTAL

SENIORS AND LONG TERM CARE		AÎNÉS ET SOINS DE LONGUE DURÉE

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To improve personal and social functioning and support independent living through a range of community based services and develop initiatives around aging and aging care.

Favoriser chez les clients meilleur fonctionnement personnel et social ainsi qu'un mode ve vie autonome par le biasis d'une gamme de services communautaires et développé les initiatives concernant le vieillissement et les soins pour les aînés.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

SENIORS AND LONG TERM CARE	182,111	AÎNÉS ET SOINS DE LONGUE DURÉE

Provision of programs and services for seniors including adult protection, long term care, home support, adult residential facilities, and day centers for adults.

Fournir des programmes et services pour les aînés incluant la protection des adultes, des soins de longue durée, de soutien à domicile, les établissements résidentiels pour des adultes, et les centres de jour pour des adultes.

AGING SECRETARIAT	907	SECRÉTARIAT DU VIEILLISSEMENT

Coordination and oversight of the implementation of the Aging Strategy and enabling research and innovation in aging and aging care.		Coordonner et superviser la mise en place de la Stratégie sur le vieillissement et favoriser la recherche et l’innovation en ce qui concerne le vieillissement et les soins aux aînés.

NURSING HOME SERVICES	346,766	SERVICES DES FOYERS DE SOINS

Provision of the Province's Nursing Home Program.		Assurer le programme provincial des foyers de soins.

TOTAL	529,784	TOTAL

- 139 -

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME DEPARTMENT OF SOCIAL DEVELOPMENT / MINISTÈRE DU DÉVELOPPEMENT SOCIAL ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

CHILD WELFARE AND DISABILITY SUPPORT SERVICES		SERVICES DE BIEN-ÊTRE À L'ENFANCE ET DE SOUTIEN AUX PERSONNES AYANT UN HANDICAP

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To improve personal and social functioning through the provision of Child Welfare and Disability Support.		Améliorer le fonctionnement personnel et social par l’entremise des Services de bien-être à l’enfance et de soutien aux personnes ayant un handicap.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

CHILD WELFARE SERVICES	126,960	SERVICES DE BIEN-ÊTRE À L'ENFANCE

Provision of a continuum of services offered both in home and out of home that support families in their efforts to care for their children, while ensuring that children and youth are safe.

Fournir un continuum de services à domicile et en dehors de ce dernier pour appuyer les familles dans leurs efforts pour s’occuper de leurs enfants, tout en s’assurant que les enfants et les jeunes sont en sécurité.

DISABILITY SUPPORT SERVICES	156,490	SERVICES DE SOUTIEN AUX PERSONNES AYANT UN HANDICAP

Provision of support services for persons with disabilities that will assist in meeting their individual needs.		Fournir des services de soutien aux personnes ayant un handicap qui les aideront à répondre à leurs besoins individuels.

TOTAL	283,450	TOTAL

INCOME SECURITY		SÉCURITÉ DU REVENU

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide individuals and families in need with financial benefits and, where appropriate, with self-sufficiency program services to enhance their potential for employment.		Fournir aux personnes et aux familles dans le besoin des prestations financières et, s'il y a lieu, les services du programme d'autosuffisance visant à améliorer leur aptitude au travail.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

TRANSITIONAL ASSISTANCE PROGRAM AND EXTENDED BENEFITS PROGRAM	176,117	PROGRAMME D'ASSISTANCE TRANSITOIRE ET PROGRAMME DE PRESTATIONS PROLONGÉES

Provision of assistance for families and individuals who have the potential to achieve self-sufficiency and provision of assistance to those clients who, because of disability, have a longer-term predictable need for financial support.

Fournir un soutien aux familles et aux personnes susceptibles de parvenir à l'autosuffisance et aider les clients qui, en raison d'un handicap, ont besoin d'un soutien financier prévisible à plus long terme.

- 140 -

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME DEPARTMENT OF SOCIAL DEVELOPMENT / MINISTÈRE DU DÉVELOPPEMENT SOCIAL ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

INCOME SECURITY (continued)		SÉCURITÉ DU REVENU (suite)

SUPPORT SERVICES	63,060	SERVICES DE SOUTIEN

Provision of support services includes: basic health services, including dental services, vision services, and medical equipment and supplies; supplementary and emergency financial assistance for individuals and families; establishment of individualized case plans to remove barriers to employability and to provide opportunities that enhance the potential for labour market attachment.

Compris dans les services de soutien sont: des services de santé élémentaires comprenant soins dentaires, soins de la vue, fournitures et appareils médicaux; une aide financière supplémentaire ou d'urgence aux personnes et aux familles admissibles; établir des plans d'intervention personnalisés pour cerner et éliminer les obstacles à l'emploi et pour offrir des possibilités visant à augmenter les chances d'intégrer le marché du travail.

TOTAL	239,177	TOTAL

HOUSING SERVICES		SERVICES D'HABITATION

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To assist households in need to obtain affordable, suitable and adequate housing through several programs such as property management, subsidized rental assistance, repair assistance to rehabilitate or improve their dwellings and provide financial assistance to existing homeowner clients.

Aider les ménages dans le besoin à accéder à un logement adéquat, convenable et abordable au travers de plusieurs programmes comme la gestion immobilière, l'aide au logement subventionnée, l'aide aux réparations afin de remettre en état ou à améliorer leur logement et fournir de l'aide financière aux clients propriétaires.

TOTAL	92,429	TOTAL

WELLNESS		MIEUX-ÊTRE

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide leadership and promote action on population wellness in NB with a focus on mental fitness and resilience, healthy eating and food security, tobacco- free living, physical activity, healthy aging, and the creation of supportive environments in schools, communities, workplaces and homes.

Offrir un leadership et promouvoir des mesures favorisant le mieux-être au Nouveau-Brunswick en mettant l’accent sur la santé psychologique et la résilience, la saine alimentation et la sécurité alimentaire, la vie sans tabac, l'activité physique, le vieillissement en santé et la création d’environnements favorables dans les écoles, les communautés, les milieux de travail et les domiciles.

TOTAL	6,662	TOTAL

- 141 -

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME DEPARTMENT OF SOCIAL DEVELOPMENT / MINISTÈRE DU DÉVELOPPEMENT SOCIAL ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

OTHER BENEFITS		AUTRES PRESTATIONS

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide financial assistance for low-income seniors, low-income families with children under 18 years and low-income households to help offset energy costs.

Fournir une aide financière aux personnes gées à faible revenu, aux familles à faible revenu avec enfants gés de moins de 18 ans ainsi qu'aux ménages à faible revenu pour aider avec les coûts énergétiques.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

LOW INCOME SENIORS' BENEFIT	16,000	PRESTATION POUR PERSONNES GÉES À FAIBLE REVENU

To provide qualifying seniors $400 in financial assistance to assist with living expenses.		Fournir aux personnes gées admissibles une aide financière de 400 $ pour les aider à couvrir leurs dépenses courantes.

HOME ENERGY ASSISTANCE PROGRAM	5,000	PROGRAMME D'AIDE POUR L'ÉNERGIE DOMESTIQUE

To provide qualifying low-income households $100 in financial assistance to help offset energy costs.		Vise à fournir aux ménages à faible revenu admissibles une une aide financière de 100 $ pour aider à compenser les coûts énergétiques.

CHILD TAX BENEFIT AND WORKING INCOME SUPPLEMENT	10,700	PRESTATION FISCALE POUR ENFANTS ET SUPPLÉMENT AU REVENU GAGNÉ

The Child Tax Benefit is to provide financial assistance to low-income families with children under 18 years of age. The Working Income Supplement is to help remove barriers to work. These programs are administered by the Canada Revenue Agency.

La prestation fiscale pour enfants a pour objet de fournir une assistance financière aux familles à faible revenu avec enfants gés de moins de 18 ans. Le supplément au revenu gagné a pour objet d'éliminer les obstacles au travail. Ces programmes sont administrés par l'Agence du revenu du Canada.

- 142 -

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME DEPARTMENT OF SOCIAL DEVELOPMENT / MINISTÈRE DU DÉVELOPPEMENT SOCIAL ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

OTHER BENEFITS (continued)		AUTRES PRESTATIONS (suite)

NEW BRUNSWICK SENIORS' HOME RENOVATION TAX CREDIT	1,500	RÉNOVATIONS DOMICILIAIRES ADMISSIBLES POUR LES PERSONNES GÉES DU NOUVEAU-BRUNSWICK

To provide eligible seniors with a maximum $1,000 credit on their personal income taxes to assist with home renovation expenses.		Vise à fournier aux personnes gées admissibles un maximum 1000 $ crédit au titre de l’impôt sur le revenu des particuliers en vue de les aider à payer les impôts rattachés aux frais de subsistance.

TOTAL	33,200	TOTAL

TOTAL - DEPARTMENT OF SOCIAL DEVELOPMENT	1,194,547	TOTAL - MINISTÈRE DU DÉVELOPPEMENT SOCIAL

Less amounts authorized by law	94	Moins crédits autorisés par la loi

TO BE VOTED	1,194,453	À VOTER

- 143 -

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME DEPARTMENT OF SOCIAL DEVELOPMENT / MINISTÈRE DU DÉVELOPPEMENT SOCIAL ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

1,200	0	Nursing Home Services - Capital Construction / Services des foyers de soins - Installations permanents	0

1,000	1,000	Nursing Home Services - Capital Improvements / Services des foyers de soins - Amélioration des biens immobiliers	9,000

3,000	3,000	Nursing Home Services - Capital Maintenance / Services des foyers de soins - Entretien	3,000

5,200	4,000	TOTAL	12,000

- 144 -

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES DEPARTMENT OF SOCIAL DEVELOPMENT / MINISTÈRE DU DÉVELOPPEMENT SOCIAL SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

0	0	Climate Change Fund / Fonds pour les changements climatiques	2,000

14,654	6,900	CMHC Funding Account / Compte de financement de la SCHL	4,665

14,654	6,900	TOTAL	6,665

LOANS AND ADVANCES / PRÊTS ET AVANCES

		PROGRAM / PROGRAMME

3,224	3,174	Housing / Habitation	3,224

3,224	3,174	TO BE VOTED / À VOTER	3,224

- 145 -

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE

MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

2,591	2,591	Administration / Administration	2,430

15,108	15,283	Parks and Attractions / Parcs et attractions	15,703

6,729	6,729	Sport and Recreation / Sport et loisirs	6,904

15,923	15,923	Culture, Heritage and Archeaology / Culture, patrimoineet archéologie	16,810

14,833	14,833	Tourism / Tourisme	20,786

5,000	5,000	Canada 150 / Canada 150	0

60,184	60,359	TOTAL - Gross Ordinary / Compte brute ordinaire	62,633

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME

DEPARTMENT OF TOURISM, HERITAGE AND CULTURE

MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

ADMINISTRATION			ADMINISTRATION

PROGRAM OBJECTIVES			OBJECTIFS DU PROGRAMME

To provide overall direction and support to the department's programs.			Fournir une orientation générale et un soutien au Ministère en matière de programmes.

PROGRAM COMPONENT			ÉLÉMENT DU PROGRAMME

ADMINISTRATION			ADMINISTRATION

Supports the department by providing executive management, finance, human resources, administration, process management, information management and technology, strategic planning and policy.

Offre des services de soutien au Ministère en matière de gestion supérieure, de finances, de ressources humaines, d'administration, de gestion des processus, de gestion de l'information et de technologie, de planification stratégique et de politiques.

TOTAL		2,430	TOTAL

PARKS AND ATTRACTIONS			PARCS ET ATTRACTIONS

PROGRAM OBJECTIVES			OBJECTIFS DU PROGRAMME

To act as steward for provincial parks and to play a significant role in supporting other tourism facilities that are either operated or supported by the Province.			Agir en tant que gardien des parcs provinciaux et de jouer un rôle important dans le soutien d'autres installations touristiques qui sont soit exploitées ou prises en charge par la province.

PROGRAM COMPONENTS			ÉLÉMENTS DU PROGRAMME

PARKS AND ATTRACTIONS		15,703	PARCS ET ATTRACTIONS

The Parks and Attractions Branch is responsible for the overall management and operation of provincial parks and attractions. All provincial parks are dedicated to the people of the province and others who may use them for their healthful enjoyment and education, and shall be maintained for the benefit of future generations.

La Direction des parcs et des attractions est responsable de la gestion globale et de l'exploitation des attractions et des parcs provinciaux. Tous les parcs provinciaux sont dédiés à la population de la province et toutes autres personnes qui peuvent les utiliser pour leur plaisir et de l'éducation saine, et doivent être maintenus au profit des générations futures.

Parks and Attractions	15,787		Parcs et attractions	15787

Recovered by chargeback	(84)		Récupération par facturation	(84)

TOTAL		15,703	TOTAL

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME

DEPARTMENT OF TOURISM, HERITAGE AND CULTURE

MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

SPORT AND RECREATION		SPORT ET LOISIRS

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide leadership and resources to increase sport, recreation and active living opportunities for all New Brunswickers to improve the well-being and the quality of life for all.

Jouer un rôle de premier plan et fournir des ressources en vue d'offrir aux Néo-Brunswickois davantage de possibilités de sport, de loisirs et de vie active afin d'améliorer le bien-être et la qualité de vie de tous.

PROGRAM COMPONENT		ÉLÉMENT DU PROGRAMME

SPORT AND RECREATION		SPORT ET LOISIRS

Provide strategic leadership and support to strengthen Sport and Recreation in New Brunswick and promote participation, foster development and celebrate excellence. A network of regional offices supports the delivery of community-based sport, recreation and physical activity programs and services.

Assumer un rôle stratégique de premier plan et fournir un soutien stratégique afin de renforcer le sport et les loisirs au Nouveau-Brunswick et de promouvoir la participation, de stimuler le développement et de célébrer l'excellence. Un réseau de bureaux régionaux appuie la prestation de programmes et de services communautaires de sport, de loisirs et d'activité physique.

TOTAL	6,904	TOTAL

CULTURE, HERITAGE AND ARCHEAOLOGY		CULTURE, PATROMOINE ET ARCHÉOLOGIE

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

The Culture, Heritage and Archeaology Division supports economic growth and fosters pride of place through the conservation, development, promotion and nurturing of our heritage, the arts and our cultural industries.

La Direction de la culture, patrimoine et archéologie appuie le développement économique et suscite un sentiment de fierté dans la province grce à la préservation, à la mise en valeur, à la promotion et au soutien du patrimoine, des arts et des industries culturelles du Nouveau-Brunswick.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

ARTS AND CULTURAL INDUSTRIES	9,336	ARTS ET INDUSTRIES CULTURELLES

The Arts and Cultural Industries Branch provides leadership for the development, implementation and monitoring of government programs, policies and strategies supporting the arts and cultural industries in the province.

La Direction des arts et des industries culturelles dirige l'élaboration, la mise en Œuvre et le suivi des politiques, des stratégies et des programmes gouvernementaux appuyant les arts et les industries culturelles de la province.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME

DEPARTMENT OF TOURISM, HERITAGE AND CULTURE

MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

CULTURE (continued)		CULTURE (suite)

HERITAGE	6,927	PATRIMOINE

The Heritage Branch facilitates the promotion, awareness, understanding, conservation and preservation of New Brunswick’s human and natural heritage resources for present and future generations.

La Direction du patrimoine contribue à la promotion, à la compréhension, à la conservation et à la préservation des ressources patrimoniales naturelles et humaines du Nouveau-Brunswick pour les générations actuelles et futures en favorisant la sensibilisation à cet égard.

ARCHAEOLOGICAL SERVICES	547	SERVICES D'ARCHÉOLOGIE

The Archaeological Services Branch provides comprehensive cultural resource management of the province's archaeological heritage.		L'Unité des services d'archéologie assure la gestion complète des ressources culturelles du patrimoine archéologique de la province.

TOTAL	16,810	TOTAL

TOURISM		TOURISME

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide leadership in the development and implementation of innovative experiential products, multi-channel marketing and sales campaigns, social media community management, visitor counselling, and travel media strategies in order to meet the objectives of the Tourism Growth Strategy.

Jouer un rôle de chef de file dans la création et la mise en oeuvre de produits expérientiels novateurs et de campagnes multimodales de marketing et de ventes, la gestion de la communauté des médias sociaux, la prestation de conseils aux visiteurs et la conception de stratégies visant les médias touristiques afin d’atteindre les objectifs de la Stratégie de croissance du tourisme.

MARKETING AND VISITOR INFORMATION	7,037	MARKETING ET RENSEIGNEMENTS AUX VISITEURS

The Marketing and Visitor Information Branch communicates to the target visitor through innovative, integrated, technology driven solutions - speaking to the potential visitor where they are, providing the information they need, regardless of device. The branch is responsible for developing campaigns to inspire travelers to choose New Brunswick over competing destinations and its current owned assets include: a responsive web site, social media communities, the official travel guide and a network of visitor information centers.

La Direction du marketing et des renseignements aux visiteurs communique avec les visiteurs ciblés au moyen de solutions innovantes, intégrées et axées sur la technologie. Elle fournit aux visiteurs éventuels toute l’information dont ils ont besoin, peu importe où ils se trouvent et les dispositifs électroniques qu’ils utilisent. Elle est chargée de créer des campagnes visant à inciter les touristes à privilégier le Nouveau -Brunswick comme destination par rapport à la concurrence, notamment par l’intermédiaire de son site Web réactif, de ses comptes de médias sociaux, du guide-vacances officiel et un réseau de centres d’information aux visiteurs.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME

DEPARTMENT OF TOURISM, HERITAGE AND CULTURE

MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

TOURISM (continued)		TOURISME (suite)

SALES, MEDIA AND PARTNERSHIP	3,040	VENTES, MÉDIAS ET PARTENARIATS

The Sales, Media and Partnership branch develops and implements an integrated marketing and sales approach in target national & international markets. The branch has a focus on building “business to business” relationships/partnerships with travel influencers that have the ability to drive visitation and business to New Brunswick’s tourism industry. Trade Sales and Partnerships are responsible for positioning and promoting New Brunswick as a tourism destination through travel trade channels. Media Relations is responsible for engaging media outlets, journalists and travel influencers, resulting in media coverage, increasing the profile of New Brunswick, and ultimately encouraging visitation to New Brunswick from our target markets.

La Direction des ventes, des médias et des partenariats élabore et met en oeuvre une méthode intégrée de marketing et de vente axée sur des marchés cibles au national et à l’international. Elle se concentre sur l’établissement de relations ou de partenariats interentreprises avec des influenceurs touristiques capables de stimuler le tourisme et les affaires pour l’industrie touristique du Nouveau - Brunswick. L’équipe des Ventes à l’industrie et des partenariats s’occupe de positionner et de promouvoir le Nouveau-Brunswick en tant que destination touristique par l’intermédiaire de l’industrie. Par ailleurs, l’équipe des Relations avec les médias est chargée de mobiliser les médias, les journalistes et les influenceurs touristiques de manière à obtenir une couverture médiatique et à accroître la visibilité du Nouveau-Brunswick, ce qui aura pour effet d’encourager nos marchés cibles à visiter la province.

PRODUCT INNOVATION	10,709	INNOVATION DANS LES PRODUITS

The Product Innovation branch focuses on researching, analyzing and testing innovative product concepts. The branch plays a key role in bringing a heightened level of entrepreneurship and innovation to the tourism industry. The branch is also responsible for providing vision and leadership around product innovation to the New Brunswick tourism industry.

La Direction de l’innovation dans les produits se consacre principalement à la recherche, à l’analyse et à l’essai de produits innovants. Elle joue un rôle déterminant pour stimuler l’entrepreneuriat et l’innovation dans l’industrie touristique et comme chef de file auprès de l’industrie touristique du Nouveau-Brunswick en dotant cette dernière d’une vision pour la création de nouveaux produits.

TOTAL	20,786	TOTAL

TOTAL - DEPARTMENT OF TOURISM,		TOTAL - MINISTÈRE DU TOURISME,
HERITAGE AND CULTURE	62,633	DU PATRIMOINE ET DE LA CULTURE

Less amounts authorized by law	47	Moins crédits autorisés par la loi

TO BE VOTED	62,586	À VOTER

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF TOURISM, HERITAGE AND CULTURE

MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE

CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

5,935	5,935	Capital Improvements / Amélioration des installations	3,915

4,635	4,635	Strategic Infrastructure / Infrastructure stratégique	8,675

10,570	10,570	TOTAL	12,590

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF TOURISM, HERITAGE AND CULTURE

MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE

SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

700	700	Arts Development Trust Fund / Fonds en fiducie pour l'avancement des	700

290	290	GO NB! - Taking Action Through Sport / Allez-y NB! - L'action par le sport	290

60	10	Parlee Beach Maintenance / Entretien de la plage Parlee	60

500	500	Sport Development Trust Fund / Fonds en fiducie pour l'avancement du Sport	500

10	10	Viscount Bennett Trust Fund / Fonds en fiducie du Vicomte Bennett	10

1,510	1,560	TOTAL	1,560

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME

DEPARTMENT OF TOURISM, HERITAGE AND CULTURE

MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE

SPECIAL OPERATING AGENCY / ORGANISME DE SERVICE SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

		Tourism, Heritage and Culture Special Operating Agency / Tourisme, Patrimoine et Culture - Organisme de service spécial

1,481	1,474	Opening Balance / Solde d'ouverture	1,729

		Revenue / Recettes

3,377	4,009	Hopewell Rocks Provincial Park / Parc provincial Hopewell Rocks	4,032

141	182	Sugarloaf Lodge / Pavillon Sugarloaf	148

378	395	Parlee Beach Campground / Terrain de camping de la plage Parlee	396

3,896	4,586	Total Revenue / Recettes globales	4,576

		Expenditures / Dépenses

687	591	Mactaquac Golf Course / Terrain de golf Mactaquac	524

3,284	3,284	Hopewell Rocks Provincial Park / Parc provincial Hopewell Rocks	4,038

95	181	Sugarloaf Lodge / Pavillon Sugarloaf	164

317	275	Parlee Beach Campground / Terrain de camping de la plage Parlee	325

4,383	4,331	Total Expenditures / Dépenses globales	5,051

994	1,729	Closing Balance / Solde de clôture	1,254

		TO BE VOTED / À VOTER	0

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /

MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

12,640	12,240	Administration / Administration	12,713

1,222	1,147	Policy and Legislative Affairs / Politiques et affaires législatives	1,151

68,065	68,505	Maintenance / Entretien	70,876

68,904	73,904	Winter Maintenance / Entretien pendant l'hiver	69,067

2,984	2,844	Bridge and Highway Construction / Construction des ponts et des routes	3,025

127,946	127,346	Buildings Group / Groupe des btiments	129,927

19,854	20,629	New Brunswick Highway Corporation / Société de voirie du Nouveau-Brunswick	20,645

301,615	306,615	TOTAL - Gross Ordinary / Compte brute ordinaire	307,404

Note:  /  Remarque:

The 2017-2018 Estimate has been restated to reflect government reorganization. / Les prévisions pour 2017-2018 ont été révisées en fonction de la réorganisation du gouvernement.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME

DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /

MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

ADMINISTRATION		ADMINISTRATION

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide overall management, policy direction and administrative support to all departmental programs.		Assurer un service général de gestion, d'orientation stratégique et de soutien administratif en ce qui concerne tous les programmes du ministère.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

FINANCIAL AND ADMINISTRATIVE SERVICES	3,220	SERVICES DES FINANCES ET DE L'ADMINISTRATION

To provide executive direction and support to the department in matters of accounting, budgeting and financial control.		Fournir une orientation et un soutien à la direction du Ministère dans les domaines de la comptabilité, de l'établissement des budgets et du contrôle financier.

STRATEGIC SERVICES	2,028	SERVICES STRATÉGIQUES

To provide executive direction and support to the department in matters of performance excellence and continuous improvement, property services and claims management, policy and legislative affairs, information management and technology, supply chain management, and the Vehicle Management Agency.

Fournir une orientation et un soutien à la direction du Ministère en ce qui concerne l'excellence du rendement et l'amélioration continue, les services immobiliers et la gestion des réclamations, les politiques et les affaires législatives, la technologie et la gestion de l'information, la gestion de la chaîne d'approvisionnement et l'Agence de gestion des véhicules.

PAYROLL BURDEN	3,383	CHARGE DE LA FEUILLE DE PAIE

Provision for the Department's Worksafe NB costs (with the exception of Vehicle Management Agency).		Établir une provision pour les coûts du Ministère relatifs à Travail sécuritaire NB (sauf en ce qui concerne l'Agence de gestion des véhicules).

DISTRICT ADMINISTRATION	4,082	ADMINISTRATION DES DISTRICTS

Provision of administrative support for transportation policies and programs on a district basis.		Assurer le soutien administratif nécessaire à l'application des programmes et des politiques de transport dans chaque district.

TOTAL	12,713	TOTAL

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME

DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /

MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

POLICY AND LEGISLATIVE AFFAIRS		POLITIQUES ET AFFAIRES LÉGISLATIVES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To support the vision and mandate of DTI by providing advice, coordination, and direction on policy, programming, and legislation.

Concrétiser la vision du ministère des Transports et de l'Infrastructure et l'aider à s'acquitter de son mandat en fournissant des conseils et en assurant une coordination et une orientation en ce qui concerne les politiques, les programmes et les mesures législatives.

TOTAL	1,151	TOTAL

MAINTENANCE		ENTRETIEN

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To operate and maintain all designated highways, structures, ferries, a radio communication system, departmental buildings and grounds, and associated infrastructure.

Exploiter et entretenir toutes les routes désignées, les ouvrages d'art, les traversiers, un système de radiocommunication, les btiments et terrains du Ministère ainsi que l'infrastructure qui y est associée.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

OPERATIONS	986	OPÉRATIONS

Provision of managerial, technical and professional engineering expertise for the maintenance program and for public-private partnerships.		Offrir des conseils techniques et de gestion professionnels en ingénierie pour le programme d'entretien et les partenariats public-privé.

HIGHWAY MAINTENANCE - SUMMER	23,381	ENTRETIEN DES ROUTES EN ÉTÉ

Provision of summer maintenance services on the provincial highway network.		Assurer les services d'entretien en été des routes du réseau routier provincial.

BRIDGE MAINTENANCE	9,925	ENTRETIEN DES PONTS

Provision of structural maintenance of provincial bridges, culverts and seawalls.		Entretenir la structure des ponts, des ponceaux et des ouvrages longitudinaux de la province.

TRAFFIC ENGINEERING	4,863	TECHNIQUES DE LA CIRCULATION

Provision of technical support in the design, construction and maintenance of highways regarding traffic safety, traffic control devices, signage and lighting requirements.

Soutien technique pour la conception, la construction et l'entretien des routes, relativement à la sécurité routière, aux dispositifs de régulation de la circulation, à la signalisation et à l'éclairage.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME

DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /

MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

MAINTENANCE (continued)		ENTRETIEN (suite)

FERRY OPERATIONS	22,735	EXPLOITATION DES TRAVERSIERS

Provision of vehicle-passenger ferry services as connecting links to the provincial highway system.		Fournir des services de traversier pour passagers et véhicules assurant le lien avec le réseau routier provincial.

RADIO COMMUNICATIONS	8,986	RADIO COMMUNICATIONS

Provision of the administration of the New Brunswick Trunked Mobile Radio (NBTMR), the province's Public Safety Radio Communications system as well, the operations and maintenance of the Provincial Integrated Radio System (IRCS) and the operation of the Provincial Mobile Communications Center (PMCC).

Assurer l'administration du système de radiocommunications mobiles à ressources partagées du Nouveau-Brunswick (RMRPNB), le système provincial de radiocommunications de sécurité publique, ainsi que l'exploitation et l'entretien du réseau intégré de radiocommunications provincial (RIRC) et l'exploitation du Centre provincial decommunications mobiles (CPCM).

TOTAL	70,876	TOTAL

WINTER MAINTENANCE		ENTRETIEN PENDANT L'HIVER

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide winter maintenance services including snow removal and ice control on the provincial highway network.		Assurer les services d'entretien en hiver, dont le déneigement et le déglaçage, du réseau routier provincial.

TOTAL	69,067	TOTAL

BRIDGE AND HIGHWAY CONSTRUCTION		CONSTRUCTION DES PONTS ET DES ROUTES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide professional and technical support services for the project development, strategic partnering initiatives, planning as well as surveying, design and construction of highways and bridges. As well as land acquisition for highways, buildings and other government departments and property disposal for government.

Fournir des services de soutien professionnel et technique pour l'élaboration de projets, les initiatives de partenariats stratégiques, ainsi que pour la planification, l'arpentage, la conception et la construction de routes et de ponts. Offrir des services d'acquisition de terrains pour les routes et les btiments et pour le compte d'autres ministères, de même que des services d'aliénation de biens gouvernementaux.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME

DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /

MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

BRIDGE AND HIGHWAY		CONSTRUCTION DES PONTS ET DES
CONSTRUCTION (continued)		ROUTES (suite)

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

HIGHWAY DESIGN	648	TRACÉ DES ROUTES

Provide material testing, research, engineering application support, engineering surveys, environmental, hydraulic, and geological/geotechnical engineering services in support of project designs. Complete designs and prepare tender documents for grading, paving, structures and the designated highway program as well as provide structural maintenance of provincial bridges, culverts and seawalls.

Effectuer l'analyse des matériaux et des recherches, fournir un soutien pour les applications d'ingénierie, effectuer des levés techniques et assurer la prestation de services techniques dans les domaines environnemental, hydraulique et géotechnique afin de soutenir la conception des projets. Concevoir les travaux et préparer les documents d'appel d'offres pour le terrassement, l'asphaltage, les ouvrages d'art et le programme des routes désignées, et assurer l'entretien structurel des ponts, des ponceaux et des ouvrages longitudinaux de la province.

PROJECT DEVELOPMENT AND ASSET		ÉLABORATION DE PROJETS, GESTION
MANAGEMENT	1,178	DES ACTIFS

The Project Development and Asset Management Branch (PDAM) plans and implements highway initiatives to support public safety and the economic well-being of the province. This includes providing tactical and technical advice to facilitate the capital rehabilitation of DTI assets as supported by data collection systems and asset modeling. In addition, the branch develops trucking policy and partnerships with industry and issues special permits for the movement of indivisible oversize and/or overweight loads, as well as unique vehicle configurations traveling on New Brunswick highways.

La Direction de l'élaboration de projets et de la gestion des biens planifie et met en Œuvre des projets routiers pour assurer la sécurité du public et soutenir le bien-être économique de la province. Elle fournit des conseils tactiques et techniques afin de faciliter la remise en état des actifs du MTI avec le soutien des systèmes de collecte de données et la modélisation des actifs. De plus, la Direction établit des politiques sur le camionnage et des partenariats avec l'industrie, et elle délivre des permis spéciaux pour le transport de charges indivisibles de poids ou de dimensions excédentaires ainsi que pour des configurations particulières de véhicules sur le réseau routier du Nouveau-Brunswick.

CONSTRUCTION	491	CONSTRUCTION

Monitor contracts and projects for construction and rehabilitation of provincial highways and bridges to ensure completion in accordance with the issued plans and specifications.		Surveiller les contrats et les projets de construction et de réfection des routes et des ponts provinciaux pour qu'ils soient exécutés conformément aux plans et devis.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME

DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /

MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

BRIDGE AND HIGHWAY			CONSTRUCTION DES PONTS ET DES
CONSTRUCTION (continued)			ROUTES (suite)

PROPERTY SERVICES BRANCH		708	DIRECTION DES SERVICES IMMOBILIERS

Assumer les fonctions suivantes : préparation des levés officiels: évaluation et acquisition de biens pour les projets routiers et d'infrastructure du gouvernement; direction du processus d'expropriation; gestion, entretien et aliénation des biens excédentaires du gouvernement; règlement des réclamations pour dommages matériels et personnels concernant le Ministère; désaffectation des routes; statut des routes; délivrance des permis d'utilisation des terres, d'usage routier et de contrôle de l'accès; examen et acceptation des rues publiques.

Responsible for the preparation of legal surveys; valuation and acquisition of properties for highway and government infrastructure projects; expropriation process; management, maintenance and disposal of surplus government properties; personal and real property damage claims involving the department; discontinuance of highways; status of roads; land use, highway usage and access control permitting and review and acceptance of public streets.

Property Management	1,388		Gestion des biens	1388

Recovered by chargeback	(680)		Récupération par facturation	(680)

TOTAL		3,025	TOTAL

BUILDINGS GROUP			GROUPE DES BTIMENTS

PROGRAM OBJECTIVES			OBJECTIFS DU PROGRAMME

To provide suitable facilities for government departments.			Fournir des locaux adéquats à tous les ministères gouvernementaux.

PROGRAM COMPONENTS			ÉLÉMENTS DU PROGRAMME

DESIGN AND CONSTRUCTION		1,514	CONCEPTION ET CONSTRUCTION

Management of planning, design, construction and renovation of public buildings.			Administrer la planification, la conception, la construction et la rénovation des btiments publics.

FACILITIES MANAGEMENT		59,757	GESTION DES LOCAUX

Operation and maintenance of provincial properties and management of leased buildings.			Assurer l'utilisation et l'entretien des biens de la province, ainsi que la gestion des btiments loués à bail.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME

DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /

MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

BUILDINGS GROUP (continued)		GROUPE DES BTIMENTS (suite)

GRANT IN LIEU OF MUNICIPAL REAL		SUBVENTION EN REMPLACEMENT DE
PROPERTY TAXES	68,656	L'IMPÔT FONCIER MUNICIPAL

To provide funding for grants to municipalities in lieu of municipal real property tax.		Fournir le financement nécessaire pour accorder aux municipalités des subventions en remplacement de l'impôt foncier municipal.

TOTAL	129,927	TOTAL

NEW BRUNSWICK HIGHWAY		SOCIÉTÉ DE VOIRIE DU
CORPORATION		NOUVEAU-BRUNSWICK

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide funding to the Corporation for payment of highway maintenance and other related costs for designated sections of the highway network.		Fournir des fonds à la société afin de payer les frais d'entretien des routes et d'autres frais connexes pour certains tronçons désignés du réseau routier.

TOTAL	20,645	TOTAL

TOTAL - DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE	307,404	TOTAL - MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE

Less amounts authorized by law	19,888	Moins crédits autorisés par la loi

TO BE VOTED	287,516	À VOTER

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /

MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE

CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

76,980	67,156	Bridges / Ponts	55,290

217,750	228,270	Highways / Routes	217,660

25,000	26,097	Municipal Designated Highway Program / Programme d'amélioration des routes provincials désignées dans les municipalities	25,000

78,655	77,594	Federal-Provincial Cost-Shared Program / Programme fédéral-provincial à frais partagés	114,110

16,000	16,300	Vehicle Management Agency / Agence de gestion desvéhicules	16,000

224,072	211,347	Public Works and Infrastructure / Travaux publics et infrastructure	260,090

638,457	626,764	TOTAL	688,150

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /

MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE

CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

		PUBLIC WORKS AND INFRASTRUCTURE /
		TRAVAUX PUBLICS ET INFRASTRUCTURE

2,900	3,100	Capital Administration / Gestion des immobilisations	2,900

		Capital Construction / Installations permanentes

0	0	Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	1,300

64,762	64,116	Education and Early Childhood Development / Éducation et Développement de la petite enfance	82,362

80,291	63,748	Health / Santé	79,892

114	114	Justice and Public Safety / Justice et sécurité publique	3,215

14,550	14,447	Transportation and Infrastructure / Transports et Infrastructure	31,500

159,717	142,425	Total Capital Construction / Total des installations permanents	198,269

		Capital Improvements / Améliorations des biens immobiliers

21,160	21,260	Education and Early Childhood Development / Éducation et Développement de la petite enfance	21,350

0	0	Energy and Resource Development / Développement de l'énergie et des ressources	170

10,000	9,500	Health / Santé	5,000

450	130	Legislative Assembly / Assemblée législative	50

3,695	3,495	Post-Secondary Education, Training and Labour / Education postsecondaire, Formation et Travail	4,251

26,150	31,437	Transportation and Infrastructure / Transports et Infrastructure	28,100

61,455	65,822	Total Capital Improvements / Total des améliorations des biens immobiliers	58,921

224,072	211,347	TOTAL - PUBLIC WORKS AND INFRASTRUCTURE / TOTAL - TRAVAUX PUBLICS ET INFRASTRUCTURE	260,090

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /

MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE

SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

50	15	Government House / Résidence du lieutenant-gouverneur	245

1,800	1,800	Land Management Fund / Fonds pour l'aménagement des terres	1,800

1,850	1,815	TOTAL	2,045

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /

MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE

SPECIAL OPERATING AGENCY / ORGANISME DE SERVICE SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

		Vehicle Management Agency / Agence de gestion des véhicules

		Revenue / Recettes

81,260	81,900	Chargebacks / Rétrofacturation	81,900

700	700	Revenue from Sales of Vehicles and Equipment / Recettes provenant de la vente de véhicules et de matériel	700

81,960	82,600	Total Revenue / Recettes globales	82,600

		Expenditure / Dépenses

76,660	77,100	Total Expenditures / Dépenses globales	78,000

5,300	5,500	Surplus (Deficit) / Excédent (Déficit)	4,600

		TO BE VOTED / À VOTER	0

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

TREASURY BOARD / CONSEIL DU TRÉSOR

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

900	860	Budget and Financial Management / Budget et gestion financières	899

7,278	7,165	Enterprise Information, Technology, Risk and Office of the Chief Information Officer / Information, technologies et risques de l'entreprise et bureau du chef du service de l'information	7,680

3,033	2,726	Office of the Chief Human Resources Officer / Bureau du dirigeant principal des ressources humaines	2,989

3,044	3,211	Office of the Comptroller / Bureau du contröleur	2,707

1,781	1,781	Strategic Services / Services stratégiques	2,067

16,036	15,743	TOTAL - Gross Ordinary Compte brute ordinaire	16,342

Note:  /  Remarque:

The 2017-2018 Estimate has been restated to reflect government reorganization. / Les prévisions pour 2017-2018 ont été révisées en fonction de la réorganisation du gouvernement.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME

TREASURY BOARD / CONSEIL DU TRÉSOR

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

BUDGET AND FINANCIAL		BUDGET ET GESTION
MANAGEMENT		FINANCIÈRES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

Provision of secretariat services to Treasury Board and liaison between the Board and all government departments and agencies. Coordination and development of the annual budget and multi -year expenditures to promote the effective efficient use of financial resources. Provision of analysis, advice and expenditure management options for consideration by government.

Offrir des services de secrétariat au Conseil du Trésor assurer la liaison entre le Conseil et tous les ministères et organismes gouvernementaux. Coordonner et élaborer le budget annuel et le plan de dépenses pluriannuel. Surveiller les dépenses pour favoriser une utilisation efficace et efficiente des ressources financières. Soumettre au gouvernement analyses, conseils et options de gestion des dépenses aux fins d'examen.

TOTAL	899	TOTAL

ENTERPRISE INFORMATION, TECHNOLOGY, RISK AND OFFICE OF THE CHIEF INFORMATION OFFICER		INFORMATION, TECHNOLOGIES ET RISQUES DE L'ENTREPRISE ET BUREAU DU CHEF DU SERVICE DE L'INFORMATION

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

Responsible for Government- wide strategic leadership, planning and oversight of the Management of information technology, risk and digital innovation to enable the business of a smarter government.

Exercer un leadership stratégique dans l'ensemble du gouvernement, et planifier et surveiller la gestion des technologies de l'information, des risques et de l'innovation numérique, de manière à gouverner intelligemment.

The Provincial Archives has the dual responsibility of oversight of the information management of Government Records and the providing of access to records bearing on the province's history. In conjunction with the move of the Archives from SNB to Treasury Board and because of the close connection between records management and access requests to public bodies, the RTIPPA unit has been added to the Archives responsibilities.

La Direction des Archives provinciales a deux responsabilités : surveiller la gestion de l’information ayant trait aux documents du gouvernement et permettre la consultation des documents portant sur l’histoire de la province. En même temps que la transition de la Direction des Archives provinciales à partir de SNB vers le Conseil du Trésor, et en raison du lien étroit entre la gestion des documents et les demandes d’accès auprès des organismes publics, la responsabilité de l’unité chargée des demandes en vertu de la Loi sur le droit à l'information et la protection de la vie privée a été attribuée aux Archives provincials.

TOTAL	7,680	TOTAL

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME

TREASURY BOARD / CONSEIL DU TRÉSOR

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

OFFICE OF THE CHIEF HUMAN RESOURCES OFFICER			BUREAU DU DIRIGEANT PRINCIPAL DES RESSOURCES HUMAINES

PROGRAM OBJECTIVES			OBJECTIFS DU PROGRAMME

Provide the strategic direction and the policy, program and accountability framework for the recruitment, compensation, retention, development, safety, health and management of GNB's human resources; provide advice and support to Treasury Board as a committee of Cabinet and as the employer for Parts I, II and III of the Public Service and in relation to the Civil Service Act; lead collective bargaining in Parts I, II and III of the Public Service; lead the development of longer-term GNB-wide human resources strategies; and work closely with Deputy Heads in departments and Service New Brunswick's human resources division.

Fournir l'orientation stratégique et le cadre de politique, de programmes et de responsabilisation relatifs au recrutement, à la rémunération, à la fidélisation, au perfectionnement, à la sécurité, à la santé et à la gestion des ressources humaines (RH) du gouvernement du Nouveau-Brunswick (GNB); fournir des conseils et un soutien au Conseil du Trésor en tant que comité du Cabinet et à titre d'employeur pour les parties I, II et III des services publics et par rapport à la Loi sur la Fonction publique; mener les négociations collectives pour les parties I, II et III des services publics; diriger l'élaboration d'une stratégie à long terme des RH dans l’ensemble du GNB; et travailler étroitement avec les administrateurs généraux des ministères et la Division des ressources humaines de Service Nouveau-Brunswick (SNB).

Expenditures	6,789		Dépenses	6789

Recovery from benefit plans	(3,800)		Recouvrement des régimes de prestations	(3800)

TOTAL		2,989	TOTAL

OFFICE OF THE COMPTROLLER			BUREAU DU CONTRÖLEUR

PROGRAM OBJECTIVES			OBJECTIFS DU PROGRAMME

To provide professional services to improve the economy, efficiency, effectiveness and accountability of Government programs and operations. To provide leadership in accounting and internal auditing services to Government; prepare the annual Public Accounts of the Province, and operate and support the corporate financial systems.

Fournir des services professionnels visant à améliorer l'économie, l'efficience, l'efficacité et la reddition de comptes des programmes et opérations du gouvernement. Jouer un rôle directeur en matière de comptabilité et de vérification interne du gouvernement, établir les Comptes publics annuels du gouvernement provincial et exploiter et appuyer le système financier du ministère.

TOTAL		2,707	TOTAL

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME

TREASURY BOARD / CONSEIL DU TRÉSOR

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

STRATEGIC SERVICES		SERVICES STRATÉGIQUES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

Alternative Service Delivery		Diversification des modes de prestation des services

Collaborates with clients and subject matter experts across government to deliver strategic alternative service delivery assessments of existing government programs, new programs and projects, and unsolicited proposals from third parties. Focuses on improving programs, managing risks, reducing costs and providing greater focus on strategic government priorities.

Collabore avec les clients et les experts en la matière à l’échelle du gouvernement en vue de réaliser des évaluations stratégiques de la diversification des modes de prestation des services pour les programmes gouvernementaux existants, les nouveaux programmes et projets, et les propositions spontanées des tierces parties. Se concentre sur l’améliorer des programmes, la gestion des risques, la réduction des coûts et l’apport d’une attention particulière aux priorités stratégiques du gouvernement.

Policy and Performance Excellence		Politiques et Excellence du Rendement

Responsible for strategy development, implementation, monitoring, reporting and guidance/coaching on the execution of strategic plans and government priorities. Provides project facilitation expertise on continuous improvement projects, legislative coordination, internal communications and education, policy and planning services, and process documentation coordination.

Responsable du développement et de la mise en oeuvre de la stratégie, et de la surveillance des plans stratégiques et des priorités du gouvernement. Offre une expertise en facilitation de projets dans le cadre des projets d’amélioration continue, la coordination législative, les communications et la formation à l’interne, les services relatifs aux politiques et à la planification, ainsi que la coordination de la documentation sur les processus.

TOTAL	2,067	TOTAL

TOTAL - TREASURY BOARD	16,342	TOTAL - CONSEIL DU TRÉSOR

Less amounts authorized by law	47	Moins crédits autorisés par la loi

TO BE VOTED	16,295	À VOTER

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

TREASURY BOARD / CONSEIL DU TRÉSOR

SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

15	40	Archives Trust Account / Compte en fiducie pour les archives	15

15	40	TOTAL	15

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

--- Section 4 ---

REVENUE / RECETTES

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF ESTIMATED GROSS REVENUE /

ÉTAT COMPARATIF DES RECETTES BRUTES PRÉVUES

BY DEPARTMENT / PAR MINISTÈRE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	PRÉVISIONS	DEPARTMENT / MINISTÈRE	PRÉVISIONS

10,515	10,515	Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	10,338
21,707	26,453	Education and Early Childhood Development / Éducation et Développement de la petite enfance	35,327
80,428	87,797	Energy and Resource Development / Développement de l'énergie et des ressources	79,746
3,799	3,823	Environment and Local Government / Environnement et Gouvernements locaux	3,803
7,525,248	7,608,616	Finance / Finances	7,680,067
34,186	39,186	Health / Santé	55,086
195,055	201,822	Justice and Public Safety / Justice et Sécurité publique	196,286
495	495	Legislative Assembly / Assemblée législative	495
384	384	Office of the Attorney General / Cabinet du procureur general	384
11,256	11,372	Opportunities New Brunswick / Opportunités Nouveau-Brunswick	8,965
638,634	622,767	Other Agencies / Autres organismes	650,963
161,900	169,579	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	163,371
66,141	65,982	Social Development / Développement social	65,524
3,325	3,303	Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	3,070
7,264	7,539	Transportation and Infrastructure / Transports et Infrastructure	7,306
600	500	Treasury Board / Conseil du Trésor	500

8,760,937	8,860,133	Total - Gross Revenue from Ordinary Account / Recettes brutes de compte ordinaire	8,961,231

		Less: Inter-account Transactions / Moins : Opérations intercomptes

0	1,400	Energy and Resource Development / Développement de l'énergie et des ressources	0
8,047	8,047	Finance / Finances	8,080
3,181	6,612	Other Agencies / Autres organismes	6,848

11,228	16,059	Total - Inter-account Transactions / Opérations intercomptes	14,928

8,749,709	8,844,074	TOTAL - Ordinary Account (net) / Compte ordinaire (net)	8,946,303

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF ESTIMATED GROSS REVENUE /

ÉTAT COMPARATIF DES RECETTES BRUTES PRÉVUES

BY SOURCE / SELON LA PROVENANCE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

		Own Source / Provenance interne

		Taxes / Taxes et impôts

1,681,000	1,605,000	Personal Income Tax / Impôt sur le revenu des particuliers	1,682,000
334,400	437,300	Corporate Income Tax / Impôt sur le revenu des sociétés	311,800
1,000	2,500	Metallic Minerals Tax / Taxe sur les minéraux métalliques	1,900
515,000	510,000	Provincial Real Property Tax / Impôt foncier provincial	514,750
1,418,600	1,450,000	Harmonized Sales Tax / Taxe de vente harmonisée	1,492,500
286,000	286,000	Gasoline and Motive Fuels Tax / Taxe sur l'essence et les carburants	248,600
164,000	157,000	Tobacco Tax / Taxe sur le tabac	156,000
420	470	Pari-Mutuel Tax / Taxe sur le pari mutuel	500
55,600	55,900	Insurance Premium Tax / Taxe sur les primes d'assurance	57,600
23,000	27,000	Real Property Transfer Tax / Taxe sur le transfert de biens réels	25,000
27,000	27,000	Financial Corporation Capital Tax / Taxe sur le capital des corporations financières	27,000
0	0	Cannabis Duty / Droit sur le cannabis	6,000
13,000	13,000	Penalties and Interest / Pénalités et intérêts	13,000

4,519,020	4,571,170	Sub-Total - Taxes / Total partiel - taxes et impôts	4,536,650

		Return on Investment / Produits de placements

245,700	219,800	Net Income / Bénéfice net	240,200
35,985	35,775	Interest and Investment Income / Intérêts créditeurs et revenus de placements	23,234
1,001	801	Other / Autres	801

282,686	256,376	Sub-Total - Return on Investment / Total partiel - produits de placements	264,235

		Licences and Permits / Licences et permis

131,790	137,950	Motor Vehicle / Véhicules à moteur	138,650
1,000	1,000	Liquor Control and Regulation / Réglementation des alcools	1,000
4,588	4,405	Fish and Wildlife / Poisson et faune	4,480
24	24	Forests / Forêts	19
1,114	1,212	Mines / Mines	1,124
13,322	12,610	General / Recettes générales	13,206

151,838	157,201	Sub-Total - Licences and Permits / Total partiel - licences et permis	158,479

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF ESTIMATED GROSS REVENUE /

ÉTAT COMPARATIF DES RECETTES BRUTES PRÉVUES

BY SOURCE / SELON LA PROVENANCE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

		Sale of Goods and Services / Vente de biens et services

32,844	32,244	Institutional / Établissements	35,686
26,555	26,593	Intergovernmental / Intergouvernementale	26,953
2,123	2,312	Provincial Parks / Parcs provinciaux	2,136
108,591	108,910	Leases and Rentals / Baux et locations	108,858
262,045	268,806	General / Recettes générales	274,492

432,158	438,865	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	448,125

		Royalties / Redevances

68,100	72,300	Forests / Forêts	68,100
2,180	1,800	Mines / Mines	1,630

70,280	74,100	Sub-Total - Royalties / Total partiel - redevances	69,730

		Agency Revenues / Recettes des organismes

152,457	157,863	New Brunswick Lotteries and Gaming Corporation / Société des loteries et des jeux du Nouveau-Brunswick	159,700
0	0	Cannabis Management Corporation / Société de gestion du cannabis	1,200

152,457	157,863	Sub-Total - Agency Revenues / Total partiel - Recettes des organisms	160,900

8,215	6,905	Fines and Penalties / Amendes et peines	6,804

82,379	124,393	Miscellaneous / Recettes diverses	91,578

5,699,033	5,786,873	TOTAL - Own Source Revenue / Recettes de provenance interne	5,736,501

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF ESTIMATED GROSS REVENUE /

ÉTAT COMPARATIF DES RECETTES BRUTES PRÉVUES

BY SOURCE / SELON LA PROVENANCE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

		Unconditional Grants - Canada / Subventions inconditionnelles - Canada

1,760,300	1,760,300	Fiscal Equalization Payments / Paiements de péréquation	1,873,898
768,400	770,453	Canada Health Transfer / Transfert canadien en matière de santé	791,900
284,400	285,131	Canada Social Transfer / Transfert canadien en matière de programmes sociaux	290,600
1,866	1,866	Other / Autres	1,866

2,814,966	2,817,750	Sub-Total - Unconditional Grants - Canada / Total partiel - subventions inconditionnelles - Canada	2,958,264

		Conditional Grants - Canada / Subventions conditionnelles - Canada

40,196	39,865	Central Government Services / Services généraux du gouvernement	39,901
550	440	Economic Development / Développement économique	440
143,490	158,869	Education / Education	169,117
23,345	29,257	Health / Santé	40,515
3,854	3,854	Social Services / Services sociaux	3,854
26	24	Transportation / Transports	0
35,477	23,201	Other / Autres recettes	12,639

246,938	255,510	Sub-Total - Conditional Grants - Canada / Total partiel - subventions conditionnelles - Canada	266,466

3,061,904	3,073,260	TOTAL - Grants from Canada / Subventions du Canada	3,224,730

8,760,937	8,860,133	TOTAL	8,961,231

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF ESTIMATED GROSS REVENUE /

ÉTAT COMPARATIF DES RECETTES BRUTES PRÉVUES

BY DEPARTMENT / PAR MINISTÈRE

CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	DEPARTMENT / MINISTÈRE	PRÉVISIONS

		Gross Capital Revenue / Recettes brutes en capital

40	40	Energy and Resource Development / Développement de l'énergie et des ressources	40
50	50	Social Development / Développement social	50
34,573	32,778	Transportation and Infrastructure / Transports et Infrastructure	48,174

34,663	32,868	TOTAL	48,264

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF ESTIMATED GROSS REVENUE /

ÉTAT COMPARATIF DES RECETTES BRUTES PRÉVUES

BY SOURCE / SELON LA PROVENANCE

CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

		Gross Capital Revenue / Recettes brutes en capital

		Capital Recoveries - Own Source / Recouvrements au compte de capital - provenance interne

7,290	7,170	Other / Autres recouvrements	4,110

7,290	7,170	TOTAL - Capital Recoveries - Own Source / Recouvrements au compte de capital - provenance interne	4,110

		Capital Recoveries - Canada / Recouvrements au compte de capital - Canada

27,373	23,298	Transportation / Transports	41,690
0	2,400	Other / Autres recouvrements	2,464

27,373	25,698	TOTAL - Capital Recoveries - Canada / Recouvrements au compte de capital - Canada	44,154

34,663	32,868	TOTAL	48,264

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF ESTIMATED GROSS REVENUE /

ÉTAT COMPARATIF DES RECETTES BRUTES PRÉVUES

BY DEPARTMENT / PAR MINISTÈRE

SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	DEPARTMENT / MINISTÈRE	PRÉVISIONS

44,907	44,691	Education and Early Childhood Development / Éducation et Développement de la petite enfance	44,485
3,347	3,347	Energy and Resource Development / Développement de l'énergie et des ressources	3,347
8,371	8,453	Environment and Local Government / Environnement et Gouvernements locaux	45,830
56	56	Finance / Finances	1,131
1,505	3,005	Health / Santé	1,501
9,957	10,285	Justice and Public Safety / Justice et Sécurité publique	10,137
200	200	Office of the Attorney General / Cabinet du procureur general	200
2,382	2,528	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	2,786
6,526	7,702	Social Development / Développement social	7,018
1,579	1,548	Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	1,579
665	450	Transportation and Infrastructure / Transports et Infrastructure	665
10	10	Treasury Board / Conseil du Trésor	10

79,505	82,275	Total - Gross Revenue from Special Purpose Account / Recettes brutes de compte à but spécial	118,689

		Less: Inter-account Transactions / Moins : Opérations intercomptes

0	2,900	Health / Santé	1,400

0	2,900	Total - Inter-account Transactions / Opérations intercomptes	1,400

79,505	79,375	TOTAL - Special Purpose Account (net) / Compte à but spécial (net)	117,289

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF ESTIMATED GROSS REVENUE /

ÉTAT COMPARATIF DES RECETTES BRUTES PRÉVUES

BY SOURCE / SELON LA PROVENANCE

SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

10	10	Archives Trust Account / Compte en fiducie pour les archives	10
700	700	Arts Development Trust Fund / Fonds en fiducie pour l'avancement des arts	700
1,732	1,732	Canada Student Loans / Régime canadien de prêts aux étudiants	2,136
0	0	Cannabis Education and Awareness Fund / Fonds d'éducation et de sensibilisation en matière de cannabis	1,075
0	0	Climate Change Fund / Fonds pour les changements climatiques	37,400
6,526	7,702	CMHC Funding Account / Compte de financement de la SCHL	7,018
20	20	Computers for Schools / Ordinateurs pour les écoles	20
8,371	8,453	Environmental Trust Fund / Fonds en fiducie pour l'environnement	8,430
7,600	7,400	First Nations Educational Fund / Fonds d'éducation des Premières Nations	7,500
290	290	GO NB! - Taking Action Through Sport / Allez-y NB : L'action par le sport	290
1,500	3,000	Health Services Liability Protection Plan / Plan de protection de la responsabilité - services de santé	1,500
677	425	International Educational Services / Services d'éducation internationale	425
665	450	Land Management Fund / Fonds pour l'aménagement des terres	665
300	300	Library Trust Fund / Fonds en fiducie pour les bibliothèques	300
5	5	Medical Research Fund of New Brunswick / Fonds de recherche médicale du Nouveau-Brunswick	1
1,000	1,100	Municipal Police Assistance Account / Compte d'aide aux services de police municipaux	1,000
207	207	National Safety Code Agreement / Entente sur le Code national de sécurité	207
5,200	5,200	NB 911 Service Fund / Fonds pour le service d'urgence 911, N.-B.	5,200
79	48	Parlee Beach Maintenance / Entretien de la plage Parlee	79
200	200	Provincial Proceeds of Crime / Unité provinciale des produits de la criminalité	200
550	696	Recoverable Projects / Projets à frais recouvrables	550
300	204	Scholarships and Trusts / Bourses et fiducies	230
32,200	32,238	School District Projects / Projets de districts scolaires	32,200
4,110	4,404	School District Self-sustaining Funds / Fonds à but spécial de districts scolaires	4,110
500	500	Sport Development Trust Fund / Fonds en fiducie pour l'avancement du sport	500
56	56	Strait Crossing Finance Inc. / Strait Crossing Finance Inc.	56
449	449	Supporting Families Experiencing Separation and Divorce Initiative / Initiative de soutien des familles vivant une séparation ou un divorce	449
300	300	Suspended Driver - Alcohol Re-education Program / Programme de réhabilitation des conducteurs ayant perdu leur permis pour conduite en état d'ébriété	300
1,597	1,597	Trail Management Trust Fund / Fonds en fiducie pour la gestion des sentiers	1,597
2,801	3,029	Victim Services Account / Compte pour les services aux victimes	2,981
10	10	Viscount Bennett Trust Fund / Fonds en fiducie du Vicomte Bennett	10
1,550	1,550	Wildlife Trust Fund / Fonds en fiducie pour la faune	1,550

79,505	82,275	TOTAL	118,689

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF ESTIMATED GROSS REVENUE /

ÉTAT COMPARATIF DES RECETTES BRUTES PRÉVUES

BY DEPARTMENT / PAR MINISTÈRE

SPECIAL OPERATING AGENCIES / ORGANISMES DE SERVICES SPÉCIAUX

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	DEPARTMENT / MINISTÈRE	PRÉVISIONS

		Gross Revenue from Special Operating Agencies / Recettes brutes d'organismes de services spéciaux

0	0	Opportunities New Brunswick / Opportunités Nouveau-Brunswick	1,800
4,983	5,529	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	5,091
178,088	162,980	Regional Development Corporation / Société de développement régional	155,230
3,896	4,586	Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	4,576
81,960	82,600	Transportation and Infrastructure / Transports et Infrastructure	82,600

268,927	255,695	Total - Gross Revenue from Special Operating Agencies / Recettes brutes d'organismes de services spéciaux	249,297

		Less: Inter-account Transactions / Moins : Opérations intercomptes

3,736	3,753	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	3,844
48,015	52,270	Regional Development Corporation / Société de développement regional	39,355
81,260	81,900	Transportation and Infrastructure / Transports et Infrastructure	81,900

133,011	137,923	Total - Inter-account Transactions / Opérations intercomptes	125,099

135,916	117,772	TOTAL - Special Operating Agencies (net) / Organismes de services spéciaux (net)	124,198

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF ESTIMATED GROSS REVENUE /

ÉTAT COMPARATIF DES RECETTES BRUTES PRÉVUES

BY SOURCE / SELON LA PROVENANCE

SPECIAL OPERATING AGENCIES / ORGANISMES DE SERVICES SPÉCIAUX

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

45,488	45,488	Building Canada Fund - Gas Tax Transfer / Fonds Chantiers Canada - transfert de taxe sur l'essence	47,655
62,870	42,870	Clean Water and Wastewater Fund / Fonds pour l'eau potable et le traitement des eaux usées	64,825
0	0	CyberNB / CyberNB	1,800
4,374	4,374	Francophonie and Official Languages Program / Programme de la Francophonie et des Langues officielles	4,374
3,377	4,009	Hopewell Rocks Provincial Park / Parc provincial Hopewell Rocks	4,032
0	1,000	Low Carbon Economy Leadership Fund / Fonds du leadership pour une économie à faibles émissions de carbone	7,380
17,500	17,500	New Building Canada Fund - Small Communities / Nouveau Fonds Chantiers Canada - petites collectivités	12,000
4,983	5,529	New Brunswick College of Craft and Design College Admission Services / Collège d'artisanat et de design du Nouveau-Brunswick Service de l'admission collégiale	5,091
100	538	Other Special Initiatives / Autres projets spéciaux	100
378	395	Parlee Beach Campground / Terrain de camping de la plage Parlee	396
41,201	45,456	Post-Secondary Institutions Strategic Investment Fund / Fonds d'investissement stratégique pour les établissements postsecondaires	15,956
6,555	5,754	Public Transit Infrastructure Fund / Fonds pour les infrastructures du transport en commun	2,940
141	182	Sugarloaf Lodge / Pavillon Sugarloaf	148
81,960	82,600	Vehicle Management Agency / Agence de gestion des véhicules	82,600

268,927	255,695	TOTAL	249,297

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018–2019

COMPARATIVE STATEMENT OF ESTIMATED GROSS REVENUE /

ÉTAT COMPARATIF DES RECETTES BRUTES PRÉVUES

BY DEPARTMENT / PAR MINISTÈRE

LOANS AND ADVANCES / PRÊTS ET AVANCES

(In thousands of dollars / En milliers de dollars)

2017–2018	2017–2018		2018–2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	DEPARTMENT / MINISTÈRE	PRÉVISIONS

3,000	8,000	Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	3,000
12,600	29,093	Opportunities New Brunswick / Opportunités Nouveau-Brunswick	15,400
45,840	44,840	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	44,840
3,610	3,729	Social Development / Développement social	3,727

65,050	85,662	TOTAL	66,967

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

DEPARTMENT OF AGRICULTURE, AQUACULTURE AND FISHERIES /

MINISTÈRE DE L'AGRICULTURE, DE L'AQUACULTURE ET DES PÊCHES

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017-2018	2017-2018		2018-2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

		Own Source / Provenance interne

		Return on Investment / Produits de placements

		Interest and Investment Income / Intérêts créditeurs et revenus de placements

900	900	Interest on Loans / Intérêts sur prêts	900

900	900	Sub-Total - Return on Investment / Total partiel - produits de placements	900

		Licences and Permits / Licences et permis

		General / Recettes générales

18	18	Dairy Products Commission - Licences / Commission des produits laitiers - permis	18

272	272	Fish Processing and Buyers Licences / Permis de traitement du poisson et permis d'acheteurs	272

290	290	Sub-Total - Licences and Permits / Total partiel - licences et permis	290

		Sale of Goods and Services / Vente de biens et services

		Institutional / Établissements

130	130	New Brunswick Aquarium and Marine Centre / Aquarium et Centre marin du Nouveau-Brunswick	115

		Leases and Rentals / Baux et locations

550	550	Aquaculture Leases / Baux d'aquaculture	550
222	222	Blueberry Leases / Baux de bleuetières	222

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

DEPARTMENT OF AGRICULTURE, AQUACULTURE AND FISHERIES /

MINISTÈRE DE L'AGRICULTURE, DE L'AQUACULTURE ET DES PÊCHES

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017-2018 ESTIMATE / PRÉVISIONS	2017-2018 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2018-2019 ESTIMATE / PRÉVISIONS

		General / Recettes générales

95	95	Potato Plantlet Sales / Vente de plantules de pomme de terre	95
3,435	3,435	Veterinary Services / Services vétérinaires	3,435
50	50	Service Charges / Frais de service	30

4,482	4,482	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	4,447

		Miscellaneous / Recettes diverses

10	10	Prior Years Expenditure Recoveries / Recouvrements des dépenses des années antérieures	10
3	3	NSF Cheque Charges / Frais pour chèques sans provision	1
50	50	Other Miscellaneous Revenue / Autres recettes diverses	60

63	63	Sub-Total - Miscellaneous / Total partiel - recettes diverses	71

5,735	5,735	TOTAL - Own Source Revenue / Recettes de provenance interne	5,708

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

DEPARTMENT OF AGRICULTURE, AQUACULTURE AND FISHERIES /

MINISTÈRE DE L'AGRICULTURE, DE L'AQUACULTURE ET DES PÊCHES

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017-2018	2017-2018		2018-2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

		Conditional Grants - Canada / Subventions conditionnelles - Canada

		Other / Autres recettes

800	800	NB Agricultural Insurance Commission / Commission de l'assurance agricole du N.-B.	800
3,980	3,980	Growing Forward 2 (Non-Business Risk Management Programs) / Cultivons l'avenir 2 (Programmes non liés à la gestion des risques de l'entreprise)	0
0	0	Canadian Agricultural Partnership / Partenariat canadien pour l'agriculture	3,830

4,780	4,780	TOTAL - Conditional Grants - Canada / Subventions conditionnelles - Canada	4,630

10,515	10,515	TOTAL	10,338

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

DEPARTMENT OF AGRICULTURE, AQUACULTURE AND FISHERIES /

MINISTÈRE DE L'AGRICULTURE, DE L'AQUACULTURE ET DES PÊCHES

LOANS AND ADVANCES / PRÊTS ET AVANCES

(In thousands of dollars / En milliers de dollars)

2017-2018	2017-2018		2018-2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

		Recoveries / Recouvrements

500	500	Agricultural Development Act / Loi sur l'aménagement agricole	500
2,500	7,500	Fisheries and Aquaculture Development Act / Loi sur le développement des pêches et de l'aquaculture	2,500

3,000	8,000	TOTAL	3,000

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT /

MINISTÈRE DE L'ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017-2018	2017-2018		2018-2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

		Own Source / Provenance interne

		Licences and Permits / Licences et permis

		General / Recettes générales

170	170	Other Licences and Permits / Autres licences et permis	170

170	170	Sub-Total - Licences and Permits / Total partiel - licences et permis	170

		Miscellaneous / Recettes diverses

100	100	Prior Years Expenditure Recoveries / Recouvrements des dépenses des années antérieures	100

30	30	Other Miscellaneous Revenue / Autres recettes diverses	30

130	130	Sub-Total - Miscellaneous / Total partiel - recettes diverses	130

300	300	TOTAL - Own Source Revenue / Recettes de provenance interne	300

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT /

MINISTÈRE DE L'ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017-2018	2017-2018		2018-2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

		Conditional Grants - Canada / Subventions conditionnelles - Canada

		Education / Éducation

6,900	6,799	Native Students / Étudiants autochtones	6,900
700	681	Non-Resident Students / Étudiants non-résidents	700
13,807	13,807	Official Languages in Education - Infrastructure Support / Langues officielles dans l'enseignement - aide à l'infrastructure	13,807
0	4,866	Multilateral Early Learning and Child Care Framework / Cadre multilatéral d'apprentissage et de garde des jeunes enfants	13,620

21,407	26,153	TOTAL - Conditional Grants - Canada / Subventions conditionnelles - Canada	35,027

21,707	26,453	TOTAL	35,327

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT /

MINISTÈRE DE L'ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE

SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2017-2018	2017-2018		2018-2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

		Computers for Schools / Ordinateurs pour les écoles

		Own Source Revenue / Recettes de provenance interne

20	20	Miscellaneous Revenue / Recettes diverses	20

20	20	TOTAL - Computers for Schools / Ordinateurs pour les écoles	20

		First Nations Educational Fund / Fonds d'éducation des Premières Nations

		Own Source Revenue / Recettes de provenance interne

7,600	7,400	Miscellaneous Revenue / Recettes diverses	7,500

7,600	7,400	TOTAL - First Nations Educational Fund / Fonds d'éducation des Premières Nations	7,500

		International Educational Services / Services d'éducation internationale

		Own Source Revenue / Recettes de provenance interne

677	425	Miscellaneous Revenue / Recettes diverses	425

677	425	TOTAL - International Educational Services / Services d'éducation internationale	425

		Scholarships and Trusts / Bourses et fiducies

		Own Source Revenue / Recettes de provenance interne

100	4	Return on Investment / Produits de placements	30

200	200	Miscellaneous Revenue / Recettes diverses	200

300	204	TOTAL - Scholarships and Trusts / Bourses et fiducies	230

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT /

MINISTÈRE DE L'ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE

SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2017-2018	2017-2018		2018-2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

		School District Projects / Projets de districts scolaires

		Own Source Revenue / Recettes de provenance interne

32,200	32,238	Miscellaneous Revenue / Recettes diverses	32,200

32,200	32,238	TOTAL - School District Projects / Projets de districts scolaires	32,200

		School District Self-sustaining Funds / Fonds à but spécial de districts scolaires

		Own Source Revenue / Recettes de provenance interne

900	900	Sale of Goods and Services / Vente de biens et services	900

3,210	3,504	Miscellaneous Revenue / Recettes diverses	3,210

4,110	4,404	TOTAL - School District Self-sustaining Funds / Fonds à but spécial de districts scolaires	4,110

44,907	44,691	TOTAL	44,485

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

ENERGY AND RESOURCE DEVELOPMENT / DÉVELOPPEMENT DE L'ÉNERGIE ET DES RESSOURCES

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017-2018	2017-2018		2018-2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

		Own Source / Provenance interne

		Return on Investment / Produits de placements

		Interest and Investment Income / Intérêts créditeurs et revenus de placements

125	167	Other Interest Income / Autres intérêts créditeurs	125
2	1	Foreign Exchange / Opérations de change	1

127	168	Sub-Total - Return on Investment / Total partiel - produits de placements	126

		Licences and Permits / Licences et permis

		Fish and Wildlife / Poisson et faune

736	682	Angling Leases / Baux de pêche à la ligne	746
335	222	Angling Permit - Crown Reserve Waters / Permis de pêche à la ligne - eaux de la Couronne réservées	225
992	932	Angling Licences / Permis de pêche à la ligne	992
610	610	Hunting Licences - Moose / Permis de chasse - orignal	610
1,343	1,343	Hunting Licences - Deer, Game and Bird / Permis de chasse - chevreuil, faune et gibier à plumes	1,343
400	400	Hunting Licences - Bear / Permis de chasse - ours	400
28	80	Hunting Licences - Varmint / Permis de chasse - animaux nuisibles	28
15	15	Fish and Wildlife - Other / Poisson et faune - autres	15
51	51	Trapping Licences - Rabbit and Fur Harvester / Permis de trappeurs - lapins et animaux à fourrure	51
78	70	Guides' Badges / Insignes de guides	70

		Forests / Forêts

14	14	Forest Fire - Recoveries / Incendies de forêt - recouvrements	14
10	10	Scalers' Licences / Permis de mesureurs	5

		General / Recettes générales

1	1	Protected Natural Areas / Zones naturelles protégées	1
28	28	Wreath Tipping Permits / Permis pour couronnes de Noël	28

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

ENERGY AND RESOURCE DEVELOPMENT / DÉVELOPPEMENT DE L'ÉNERGIE ET DES RESSOURCES

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017-2018	2017-2018		2018-2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

		Mines / Mines

410	418	Gas Distribution Fees / Droits pour la distribution du gaz	420
80	80	Mining Leases and Agreements / Baux miniers et accords	80
400	490	Mineral Claims and Prospecting Licences / Concessions minières et permis de prospection	400
16	16	Petroleum and Natural Gas Leases and Licences / Baux et licences d'exploitation du pétrole et du gaz naturel	16
36	36	Sand and Gravel Leases / Baux d'exploitation du sable et du gravier	36
107	107	Peat Moss Leases / Baux d'exploitation de la tourbe	107
65	65	Potash Leases / Baux d'exploitation de la potasse	65

5,755	5,670	Sub-Total - Licences and Permits / Total partiel - licences et permis	5,652

		Sale of Goods and Services / Vente de biens et services

		Intergovernmental / Recettes intergouvernementales

40	40	Fire Recovery - Out-of-Province / Recouvrements liés aux incendies - à l'extérieur de la province	40
372	372	Fire Recovery - Out-of-Province - Designated Revenue / Recouvrements liés aux incendies - à l'extérieur de la province - recettes réservées	372

		Leases and Rentals / Baux et locations

58	62	Commercial Leases / Concessions à bail commerciales	58
133	133	Land Leases - Other / Baux de terrains - autres	133
96	115	Land Rentals - Other / Locations de terrains - autres	96
340	340	Non-fibre Forestry Leases / Concessions à bail relatives à l'exploitation non fibreuse du bois	340
10	10	Railway Land Leases / Concessions à bail de terres de la voie ferrée	10
1,308	1,361	Recreational Leases / Concessions à bail relatives aux loisirs	1,358
1	1	Tidal Power Licence/Lease / Permis/bail pour l'énergie marémotrice	1
1,200	1,169	Wind Power Licence/Lease / Permis/bail pour l'énergie éolienne	1,200

		Provincial Parks / Parcs provinciaux

8	6	Park Leases / Baux de parcs	6

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

ENERGY AND RESOURCE DEVELOPMENT / DÉVELOPPEMENT DE L'ÉNERGIE ET DES RESSOURCES

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017-2018	2017-2018		2018-2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

		General / Recettes générales

275	275	Conservation Education - Designated Revenue / Formation en conservation - recettes réservées	275
31	31	Maps and Aerial Photos - Sales / Cartes et photos aériennes - ventes	31
0	123	Musquash River Projects - Sales / Projet de la rivière Musquash - ventes	0
21	21	Sales and Services - Other / Ventes et services - autres	21
15	15	Seed Extraction and Storage Fee / Frais d'extraction et d'entreposage des semences	15
8	110	Seminars - Fees / Colloques - frais	8
15	15	Tree Seed Sales / Ventes de semences d'arbres	15

3,931	4,199	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	3,979

		Royalties / Redevances

		Forests / Forêts

65,000	68,000	Timber Royalty / Redevance forestière	65,000
2,800	4,000	Royalties - Timber - First Nations - Designated Revenue / Redevances forestières - Premières Nations - recettes réservées	2,800
300	300	Timber Permit Sales / Ventes d'autorisations de coupe	300

		Mines / Mines

450	450	Royalties on Natural Gas / Redevances sur le gaz naturel	450
50	50	Royalties on Oil / Redevances sur le pétrole	50
700	700	Royalties on Peat Moss / Redevances sur la tourbe	700
430	430	Royalties on Sand and Gravel / Redevances sur le sable et le gravier	430
550	170	Royalties on Salt / Redevances sur le sel	0

70,280	74,100	Sub-Total - Royalties / Total partiel - redevances	69,730

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

ENERGY AND RESOURCE DEVELOPMENT / DÉVELOPPEMENT DE L'ÉNERGIE ET DES RESSOURCES

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017-2018 ESTIMATE / PRÉVISIONS	2017-2018 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2018-2019 ESTIMATE / PRÉVISIONS

		Fines and Penalties / Amendes et peines

75	175	Fines - Other / Autres amendes	75
83	83	Fish and Wildlife - Fines / Poisson et faune - amendes	83
3	4	Forest Fire - Fines / Incendies de forêt - amendes	3
150	75	Harvesting Penalties / Amendes - coupe de bois	75
3	3	Transportation Certificate - Fines / Certificat de transport - amendes	3

314	340	Sub-Total - Fines and Penalties / Total partiel - amendes et peines	239

		Miscellaneous / Recettes diverses

12	12	Government Assigned Vehicles - Recoveries from Employees / Véhicules du gouvernement - recouvrements auprès des employés	12
2	1	NSF Cheque Charges / Frais pour chèques sans provision	1
5	3,305	Other Miscellaneous Revenue / Autres recettes diverses	5
2	2	Prior Years Expenditure Recoveries / Recouvrements des dépenses des années antérieures	2

21	3,320	Sub-Total - Miscellaneous / Total partiel - recettes diverses	20

80,428	87,797	TOTAL - Own Source Revenue / Recettes de provenance interne	79,746

80,428	87,797	TOTAL	79,746

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

ENERGY AND RESOURCE DEVELOPMENT / DÉVELOPPEMENT DE L'ÉNERGIE ET DES RESSOURCES

CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2017-2018	2017-2018		2018-2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

		Capital Recoveries - Own Source / Recouvrements au compte de capital - provenance interne

		Other / Autres recouvrements

40	40	Other Land Sales / Autres ventes de terrains	40

40	40	TOTAL - Capital Recoveries - Own Source / Recouvrements au compte de capital - provenance interne	40

40	40	TOTAL	40

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

ENERGY AND RESOURCE DEVELOPMENT / DÉVELOPPEMENT DE L'ÉNERGIE ET DES RESSOURCES

SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2017-2018	2017-2018		2018-2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

		Recoverable Projects / Projets à frais recouvrables

		Conditional Grants - Canada / Subventions conditionnelles - Canada

200	200	Other / Autres recettes	200

200	200	TOTAL - Recoverable Projects / Projets à frais recouvrables	200

		Trail Management Trust Fund / Fonds en fiducie pour la gestion des sentiers

		Own Source Revenue / Recettes de provenance interne

22	22	Return on Investment / Produits de placements	22

1,575	1,575	Licences and Permits / Licences et permis	1,575

1,597	1,597	TOTAL - Trail Management Trust Fund / Fonds en fiducie pour la gestion des sentiers	1,597

		Wildlife Trust Fund / Fonds en fiducie pour la faune

		Own Source Revenue / Recettes de provenance interne

17	17	Return on Investment / Produits de placements	17

1,528	1,528	Licences and Permits / Licences et permis	1,528

5	5	Sale of Goods and Services / Vente de biens et services	5

1,550	1,550	TOTAL - Wildlife Trust Fund / Fonds en fiducie pour la faune	1,550

3,347	3,347	TOTAL	3,347

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /

MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017-2018	2017-2018		2018-2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

		Own Source / Provenance interne

		Return on Investment / Produits de placements

		Interest and Investment Income / Intérêts créditeurs et revenus de placements

20	20	Other Interest Income / Autres intérêts créditeurs	20

20	20	Sub-Total - Return on Investment / Total partiel - produits de placements	20

		Licences and Permits / Licences et permis

		General / Recettes générales

660	669	Air Quality and Industrial Waste Control / Contrôle de la qualité de l'air et des déchets industriels	660
937	937	Air Quality and Industrial Waste Control - Designated Revenue / Contrôle de la qualité de l'air et des déchets industriels - recettes réservées	937
315	315	Petroleum Products Storage Systems / Réservoirs de stockage des produits pétroliers	315
10	16	Well Drillers and Contractors Licences / Permis de foreurs de puits et d'entrepreneurs en forage de puits	16
25	35	Other Licences and Permits / Autres licences et permis	25
66	66	Pesticide Permits / Pesticides - licences	66
21	21	Septage Licences / Licences de transporteurs de boues septiques	21
160	160	Marine Aquaculture Cage Operations / Exploitation de cages d'aquaculture marine	160
1,234	1,234	Water Quality and Industrial Waste Control / Contrôle de la qualité de l'eau et des déchets industriels	1,234

3,428	3,453	Sub-Total - Licences and Permits / Total partiel - licences et permis	3,434

		Sale of Goods and Services / Vente de biens et services

		Institutional / Établissements

110	110	Environmental Property Searches - Designated Revenue / Vérification des biens immobiliers à des fins environnementales - recettes réservées	110

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /

MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017-2018	2017-2018		2018-2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

		Leases and Rentals / Baux et locations

33	33	Rents - Provincial Buildings / Loyers - btiments provinciaux	33

		General / Recettes générales

43	43	Flood Forecasting / Prévisions d'inondations	43
108	108	Water and Sewage Systems - User Fees / Réseaux d'eau et d'égouts - frais aux usagers	108
55	55	Sales and Services - Other / Ventes et services - autres	55

349	349	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	349

		Miscellaneous / Recettes diverses

2	1	Other Miscellaneous Revenue / Autres recettes diverses	0

2	1	Sub-Total - Miscellaneous / Total partiel - recettes diverses	0

3,799	3,823	TOTAL - Own Source Revenue / Recettes de provenance interne	3,803

3,799	3,823	TOTAL	3,803

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /

MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX

SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2017-2018	2017-2018		2018-2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

		Climate Change Fund / Fonds pour les changements climatiques

		Own Source Revenue / Recettes de provenance interne

0	0	Miscellaneous / Recettes diverses	37,400

0	0	TOTAL - Climate Change Fund / Fonds pour les changements climatiques	37,400

		Environmental Trust Fund / Fonds en fiducie pour l'environnement

		Own Source Revenue / Recettes de provenance interne

		Interest and Investment Income / Intérêts créditeurs et revenus de placements

102	137	Other Interest Income / Autres intérêts créditeurs	142

269	316	Return on Investment / Produits de placements	288

371	453	Sub-Total - Return on Investment / Total partiel - produits de placements	430

8,000	8,000	Sale of Goods and Services / Vente de biens et services	8,000

8,371	8,453	TOTAL - Environmental Trust Fund / Fonds en fiducie pour l'environnement	8,430

8,371	8,453	TOTAL	45,830

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

DEPARTMENT OF FINANCE / MINISTÈRE DES FINANCES

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017-2018	2017-2018		2018-2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

		Own Source / Provenance interne

		Taxes / Taxes

		Taxes on Income / Impôts sur le revenu

		Personal / Particuliers

1,681,000	1,605,000	Provincial Income Tax - Individuals / Impôt provincial sur le revenu des particuliers	1,682,000

		Corporations / Sociétés

334,400	437,300	Provincial Income Tax - Corporations / Impôt provincial sur le revenu des sociétés	311,800

		Mining / Exploitations minières

1,000	2,500	Metallic Minerals Tax / Taxe sur les minéraux métalliques	1,900

2,016,400	2,044,800	Sub-Total - Taxes on Income / Total partiel - impôts sur le revenu	1,995,700

		Taxes on Property / Impôts sur les biens fonciers

		Provincial Tax / Impôt provincial

506,953	501,953	Provincial Real Property Tax (net) / Impôt foncier provincial (net)	506,670
8,047	8,047	Inter-account transactions / Opérations intercomptes	8,080

515,000	510,000	Sub-Total - Taxes on Property / Total partiel - impôts sur les biens fonciers	514,750

		Taxes on Consumption / Taxes à la consommation

		Retail Sales / Ventes au détail

1,518,600	1,550,000	Harmonized Sales Tax / Taxe de vente harmonisée	1,592,500
(100,000)	(100,000)	Less: HST Credit for Low- and Middle-Income Families / Moins : Crédit pour la TVH à l'intention des familles à revenu faible ou moyen	(100,000)
1,418,600	1,450,000	HST: net of credit / TVH : déduction faite du crédit	1,492,500

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

DEPARTMENT OF FINANCE / MINISTÈRE DES FINANCES

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017-2018	2017-2018		2018-2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

		Gasoline and Motive Fuels / Essence et carburants

286,000	286,000	Gasoline and Motive Fuels Tax / Taxe sur l'essence et les carburants	286,000
0	0	Less: Climate Change Fund / Moins : Fonds pour les changements climatiques	(37,400)
286,000	286,000	Gasoline and Motive Fuels Tax: net / Taxe sur l'essence et les carburants : nette	248,600

		Tobacco / Tabac

164,000	157,000	Tobacco Tax / Taxe sur le tabac	156,000

		Pari-Mutuel / Pari mutuel

420	470	Pari-Mutuel Tax / Taxe sur le pari mutuel	500

1,869,020	1,893,470	Sub-Total - Taxes on Consumption / Total partiel - taxes à la consommation	1,897,600

		Other Taxes / Autres taxes

		Other / Autres recettes

52,600	52,600	Insurance Premium Tax / Taxes sur les primes d'assurance	54,300
23,000	27,000	Real Property Transfer Tax / Taxe sur le transfert de biens réels	25,000
27,000	27,000	Financial Corporation Capital Tax / Taxe sur le capital des corporations financières	27,000
0	0	Cannabis Duty / Droit sur le cannabis	6,000

102,600	106,600	Sub-Total - Other Taxes / Total partiel - autres taxes	112,300

		Penalties and Interest / Pénalités et intérêts

13,000	13,000	Penalties and Interest / Pénalités et intérêts	13,000

4,516,020	4,567,870	TOTAL - Taxes / Taxes	4,533,350

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

DEPARTMENT OF FINANCE / MINISTÈRE DES FINANCES

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017-2018	2017-2018		2018-2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

		Agency Revenues / Recettes des organismes

		New Brunswick Lotteries and Gaming Corporation / Société des loteries et des jeux du Nouveau-Brunswick

144,539	149,945	Lotteries and Gaming Revenues / Recettes des loteries et des jeux	151,282
3,418	3,418	Program Services and Gaming Control - Designated Revenue / Services des programmes et contrôle du jeu - recettes réservées	3,418

147,957	153,363	Sub-Total - Lotteries and Gaming Revenues / Total partiel - Recettes des loteries et des jeux	154,700

		Cannabis Management Corporation / Société de gestion du cannabis

0	0	Cannabis Revenue / Recettes du cannabis	1,200

147,957	153,363	Sub-Total - Agency Revenues / Total partiel - Recettes des organismes	155,900

		Sale of Goods and Services / Vente de biens et services

		General / Recettes générales

15	15	Consumption Tax Status Reports / Rapports sur la taxe à la consommation	15
31,700	31,829	Service Charges / Frais de services	31,700
12	35	Small Business Investor Tax Credit / Crédit d'impôt pour les investisseurs dans les petites entreprises	35
300	550	Tax Certificates - Sales / Certificats d'impôt - ventes	550
237	237	Sales and Services - Other / Ventes et services - autres	12

32,264	32,666	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	32,312

		Miscellaneous / Recettes diverses

1	0	Government Assigned Vehicles - Recoveries from Employees / Véhicules du gouvernement - recouvrements auprès des employés	1
50	30,520	Prior Years Expenditure Recoveries / Recouvrements des dépenses des années antérieures	50
190	190	Other Miscellaneous Revenue / Autres recettes diverses	190

241	30,710	Sub-Total - Miscellaneous / Total partiel - recettes diverses	241

4,696,482	4,784,609	TOTAL - Own Source Revenue / Recettes de provenance interne	4,721,803

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

DEPARTMENT OF FINANCE / MINISTÈRE DES FINANCES

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017-2018	2017-2018		2018-2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

		Unconditional Grants - Canada / Subventions inconditionnelles - Canada

		Fiscal Equalization / Péréquation fiscale

1,760,300	1,760,300	Fiscal Equalization Payments / Paiements de péréquation fiscale	1,873,898

		Canada Health and Social Transfers / Transferts canadiens en matière de santé et de programmes sociaux

768,400	770,453	Canada Health Transfer / Transfert canadien en matière de santé	791,900
284,400	285,131	Canada Social Transfer / Transfert canadien en matière de programmes sociaux	290,600

		Other / Autres

1,866	1,866	Statutory Subsidies / Subventions légales	1,866

2,814,966	2,817,750	TOTAL - Unconditional Grants - Canada / Subventions inconditionnelles - Canada	2,958,264

		Conditional Grants - Canada / Subventions conditionnelles - Canada

		Health / Santé

0	4,171	Home Care Services / Services de soins à domicile	0
0	2,086	Mental Health Services / Services de santé mentale	0

		Other / Autres recouvrements

13,800	0	Other Conditional Grants / Autres subventions conditionnelles	0

13,800	6,257	TOTAL - Conditional Grants - Canada / Subventions conditionnelles - Canada	0

7,525,248	7,608,616	TOTAL	7,680,067

Note:  /  Remarque:

Conditional Grants - Health is being reported in the Department of Health beginning in 2018-2019. Subventions conditionnelles - Santé : elles figureront au ministère de la Santé à partir de 2018-2019.

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

DEPARTMENT OF FINANCE / MINISTÈRE DES FINANCES

SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2017-2018	2017-2018		2018-2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

		Cannabis Education and Awareness Fund / Fonds d'éducation et de sensibilisation en matière de cannabis

		Own Source Revenue / Recettes de provenance interne

0	0	Miscellaneous / Recettes diverses	1,075

0	0	TOTAL - Cannabis Education and Awareness Fund / Fonds d'éducation et de sensibilisation en matière de cannabis	1,075

		Strait Crossing Finance Inc. / Strait Crossing Finance Inc.

		Own Source Revenue / Recettes de provenance interne

40	36	Return on Investment / Produits de placements	35
16	20	Miscellaneous / Recettes diverses	21

56	56	TOTAL - Strait Crossing Finance Inc. / Strait Crossing Finance Inc.	56

56	56	TOTAL	1,131

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017-2018	2017-2018		2018-2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

		Own Source / Provenance interne

		Return on Investment / Produits de placements

		Interest and Investment Income / Intérêts créditeurs et revenus de placements

75	75	Other Interest Income / Autres intérêts créditeurs	75

75	75	Sub-Total - Return on Investment / Total partiel - produits de placements	75

		Licences and Permits / Licences et permis

		General / Recettes générales

871	871	Food Premises Licences / Permis d'établissements de service alimentaire	871
400	400	Sewage System Application and Installer Licences / Système d'égouts - application et permis d'installateur	400

1,271	1,271	Sub-Total - Licences and Permits / Total partiel - licences et permis	1,271

		Sale of Goods and Services / Vente de biens et services

		General / Recettes générales

2,500	2,500	Ambulance Services - New Brunswick Residents / Services ambulanciers - résidents du Nouveau-Brunswick	2,500
670	670	Ambulance Services - Out-of-Province Residents / Services ambulanciers - résidents hors province	670
350	350	Hospital Services - Third Party Recoveries / Services hospitaliers - recouvrements auprès des tiers	350
50	50	Medical Services Plan - Third Party Recoveries / Régime d'assurance-maladie - recouvrements auprès des tiers	50
170	170	Analytical Services / Services d'analyse	170
27,000	32,000	Recovery Levy / Prélèvement pour recouvrement	32,000

30,740	35,740	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	35,740

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017-2018	2017-2018		2018-2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

		Miscellaneous / Recettes diverses

500	500	Prior Years Expenditure Recoveries / Recouvrements des dépenses des années antérieures	500
100	100	Other Miscellaneous Revenue / Autres recettes diverses	100

600	600	Sub-Total - Miscellaneous / Total partiel - recettes diverses	600

32,686	37,686	TOTAL - Own Source Revenue / Recettes de provenance interne	37,686

		Conditional Grants - Canada / Subventions conditionnelles - Canada

		Health / Santé

0	0	Home Care Services / Services de soins à domicile	12,300
0	0	Mental Health Services / Services de santé mentale	5,100

		Education / Éducation

1,500	1,500	Labour Market Agreement for Persons with Disabilities / Entente sur le marché du travail visant les personnes handicapées	0

1,500	1,500	TOTAL - Conditional Grants - Canada / Subventions conditionnelles - Canada	17,400

34,186	39,186	TOTAL	55,086

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ

SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2017-2018	2017-2018		2018-2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

		Health Services Liability Protection Plan / Plan de protection de la responsabilité - services de santé

		Own Source Revenue / Recettes de provenance interne

100	100	Return on Investment / Produits de placements	100
1,400	2,900	Miscellaneous / Recettes diverses	1,400

1,500	3,000	TOTAL - Health Services Liability Protection Plan / Plan de protection de la responsabilité - services de santé	1,500

		Medical Research Fund of New Brunswick / Fonds de recherche médicale du Nouveau-Brunswick

		Own Source Revenue / Recettes de provenance interne

5	5	Return on Investment / Produits de placements	1

5	5	TOTAL - Medical Research Fund of New Brunswick / Fonds de recherche médicale du Nouveau-Brunswick	1

1,505	3,005	TOTAL	1,501

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

JUSTICE AND PUBLIC SAFETY / JUSTICE ET SÉCURITÉ PUBLIQUE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017-2018	2017-2018		2018-2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

		Own Source / Provenance interne

		Other Taxes / Autres taxes

		Taxes on Insurance Premiums / Taxes sur les primes d'assurance

3,000	3,300	Fire Prevention Act / Loi sur la prévention des incendies	3,300

3,000	3,300	Sub-Total - Other Taxes / Total partiel - autres taxes	3,300

		Return on Investment / Produits de placements

		Interest and Investment Income / Intérêts créditeurs et revenus de placements

1	1	Interest on Loans / Intérêts sur prêts	1
53	51	Other Interest Income / Autres intérêts créditeurs	51
1	6	Foreign Exchange / Opérations de change	3

		Other / Autres recettes

1	1	Recoveries - Provision for Losses / Recouvrements - provision pour pertes	1

56	59	Sub-Total - Return on Investment / Total partiel - produits de placements	56

		Licences and Permits / Licences et permis

		Motor Vehicle / Véhicules à moteur

109,890	115,000	Motor Vehicle Act - Fees / Loi sur les véhicules à moteur - droits	115,000
18,250	19,300	Motor Vehicle Act - Drivers Licencing / Loi sur les véhicules à moteur - permis de conduire	20,000
1,500	1,500	Off-Road Vehicle Act / Loi sur les véhicules hors route	1,500
630	630	International Registration Plan (IRP) - Designated Revenue / Plan d'immatriculation international (IRP) - recettes réservées	630

		Liquor Control and Regulation / Réglementation des alcools

1,000	1,000	Liquor Licencing Board / Commission des licences et permis d'alcool	1,000

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

JUSTICE AND PUBLIC SAFETY / JUSTICE ET SÉCURITÉ PUBLIQUE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017-2018	2017-2018		2018-2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

		General / Recettes générales

25	23	Amusement Devices - Registration and Inspection / Attractions mécaniques - enregistrement et inspection	23
8	8	Salvage Dealers Licences / Licences de brocanteurs	8
150	150	Private Investigators and Security Guards - Licences / Licences de détectives privés et de gardiens	150
1,700	1,600	Boiler and Pressure Vessel Design and Inspection / Frais d'inspection et de conception des chaudières et appareils à pression	1,600
525	540	Gas, Propane, etc. - Licences and Permits / Gaz, propane, etc. - licences et permis	540
700	740	Elevator Specification and Inspection / Frais de devis et d'inspection des ascenseurs	740
1,675	1,700	Electrical Installations and Inspections - Licences, etc. / Montage et inspection des installations électriques - licences, etc.	1,700
900	825	Plumbing - Licences and Permits / Plomberie - licences et permis	825
85	60	New Brunswick Film Classification Board - Licences and Fees / Bureau de cote des films du Nouveau-Brunswick - permis et droits	60

137,038	143,076	Sub-Total - Licences and Permits / Total partiel - licences et permis	143,776

		Sale of Goods and Services / Vente de biens et services

		Institutional / Établissements

1,450	1,550	Sale of Goods and Services - Other - Designated Revenue / Vente de biens et services - autres - recettes réservées	1,550

		Intergovernmental / Recettes intergouvernementales

22,700	22,700	Recoveries from Municipalities - RCMP / Recouvrements des municipalités - GRC	23,068

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

JUSTICE AND PUBLIC SAFETY / JUSTICE ET SÉCURITÉ PUBLIQUE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017-2018	2017-2018		2018-2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

		General / Recettes générales

6	6	Provincial Offences Procedure Act - Administration Fees / Loi sur la procédure applicable aux infractions provinciales - frais d'administration	6
11	11	Appeal Court Fees / Cour d'appel - droits	11
4	4	Certified Copies of Documents - Fees / Copies conformes de documents - frais	4
21	21	Certificates of Conviction / Certificats de déclaration de culpabilité	21
80	80	Court Transcripts - Fees / Transcription de la cour - droits	80
53	53	Data Services / Services informatiques	53
200	200	Divorce - Fees / Divorce - frais	200
1,268	1,268	Probate Court / Cour des successions	1,268
120	195	Sheriffs - Fees / Shérifs - droits	195
520	520	Court of Queen's Bench - Filing Fees / Cour du Banc de la Reine - droits de greffe	520
181	181	Small Claims Fees / Petites créances - frais	181
35	35	Office of Support Enforcement / Bureau de l'exécution des ordonnances de soutien	35

26,649	26,824	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	27,192

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

JUSTICE AND PUBLIC SAFETY / JUSTICE ET SÉCURITÉ PUBLIQUE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017-2018 ESTIMATE / PRÉVISIONS	2017-2018 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2018-2019 ESTIMATE / PRÉVISIONS

		Fines and Penalties / Amendes et peines

5	5	Bail Forfeitures / Cautionnements confisqués	5
2	2	Contraventions Act - Fines / Amendes relatives à la Loi sur les contraventions	2
5	5	Court of Queen's Bench - Fines / Cour du Banc de la Reine - amendes	5
140	70	Liquor Control Act - Fines / Loi sur la réglementation des alcools - amendes	70
5,900	5,000	Motor Vehicle Act - Fines / Loi sur les véhicules à moteur - amendes	5,000
1,400	1,100	Provincial Court - Fines - Criminal Code / Cour provinciale - amendes - Code criminel	1,100
		Provincial Court - Fines - Provincial and Municipal Statutes / Cour
250	250	provinciale - amendes - lois provinciales et arrêtés municipaux	250
145	85	Off-Road Vehicle Act - Fines / Loi sur les véhicules hors route - amendes	85
3	0	Tobacco Sales Act - Fines / Loi sur les ventes de tabac - amendes	0
6	3	Transportation of Dangerous Goods Act - Fines / Loi sur le transport des marchandises dangereuses - amendes	3

7,856	6,520	Sub-Total - Fines and Penalties / Total partiel - amendes et peines	6,520

		Miscellaneous / Recettes diverses

7	7	Prior Years Expenditure Recoveries / Recouvrements des dépenses des années antérieures	7
9	9	NSF Cheque Charge / Frais pour chèques sans provision	9
128	88	Other Miscellaneous Revenue / Autres recettes diverses	88

144	104	Sub-Total - Miscellaneous / Total partiel - recettes diverses	104

174,743	179,883	TOTAL - Own Source Revenue / Recettes de provenance interne	180,948

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

JUSTICE AND PUBLIC SAFETY / JUSTICE ET SÉCURITÉ PUBLIQUE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017-2018	2017-2018		2018-2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

		Conditional Grants - Canada / Subventions conditionnelles - Canada

		Central Government Services / Services généraux du gouvernement

2,453	2,556	Criminal Legal Aid / Aide juridique en matière pénale	2,575
900	900	Gun Control - Designated Revenue / Réglementation des armes à feu - recettes réservées	900

		Social Services / Services sociaux

3,854	3,854	Youth Criminal Justice Act / Loi sur le système de justice pénale pour les adolescents	3,854

		Other / Autres

12,605	14,284	Federal Recoveries from Disaster Financial Assistance Program / Recouvrements du Programme fédéral d'aide financière en cas de catastrophe	7,664
500	345	Intensive Rehabilitative Custody and Supervision Program / Programme de placement et de surveillance dans le cadre d'un programme intensif de réadaptation	345

20,312	21,939	TOTAL - Conditional Grants - Canada / Subventions conditionnelles - Canada	15,338

195,055	201,822	TOTAL	196,286

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

JUSTICE AND PUBLIC SAFETY / JUSTICE ET SÉCURITÉ PUBLIQUE

SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2017-2018	2017-2018		2018-2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

		Municipal Police Assistance Account / Compte d'aide aux services de police municipaux

		Own Source Revenue / Recettes de provenance interne

1,000	1,100	Fines and Penalties / Amendes et peines	1,000

1,000	1,100	TOTAL - Municipal Police Assistance Account / Compte d'aide aux services de police municipaux	1,000

		National Safety Code Agreement / Entente sur le Code national de sécurité

		Conditional Grants - Canada / Subventions conditionnelles - Canada

207	207	Transportation / Transports	207

207	207	TOTAL - National Safety Code Agreement / Entente sur le Code national de sécurité	207

		NB 911 Service Fund / Fonds pour le service d'urgence 911, N.-B.

		Own Source Revenue / Recettes de provenance interne

5,200	5,200	Sale of Goods and Services / Vente de biens et services	5,200

5,200	5,200	TOTAL - NB 911 Service Fund / Fonds pour le service d'urgence 911, N.-B.	5,200

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

JUSTICE AND PUBLIC SAFETY / JUSTICE ET SÉCURITÉ PUBLIQUE

SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2017-2018	2017-2018		2018-2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

		Supporting Families Experiencing Separation and Divorce Initiative / Initiative de soutien des familles vivant une séparation ou un divorce

		Own Source Revenue / Recettes de provenance interne

449	449	Miscellaneous / Recettes diverses	449

449	449	TOTAL - Supporting Families Experiencing Separation and Divorce Initiative / Initiative de soutien des familles vivant une séparation ou un divorce	449

		Suspended Driver - Alcohol Re-education Program / Programme de réhabilitation des conducteurs ayant perdu leur permis pour conduite en état d'ébriété

		Own Source Revenue / Recettes de provenance interne

300	300	Licences and Permits / Licences et permis	300

300	300	TOTAL - Suspended Driver - Alcohol Re-education Program / Programme de réhabilitation des conducteurs ayant perdu leur permis pour conduite en état d'ébriété	300

		Victim Services Account / Compte pour les services aux victimes

		Own Source Revenue / Recettes de provenance interne

2,072	2,085	Fines and Penalties / Amendes et peines	2,085

8	5	Miscellaneous / Recettes diverses	5

		Conditional Grants - Canada / Subventions conditionnelles - Canada

721	939	Victims Fund / Fonds d'aide aux victimes	891

2,801	3,029	TOTAL - Victim Services Account / Compte pour les services aux victimes	2,981

9,957	10,285	TOTAL	10,137

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

LEGISLATIVE ASSEMBLY / ASSEMBLÉE LÉGISLATIVE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017-2018	2017-2018		2018-2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

		Own Source / Provenance interne

		Sale of Goods and Services / Vente de biens et services

		General / Recettes générales

2	2	Private Bills - Fees / Projets de loi d'intérêt privé - frais	2

2	2	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	2

		Miscellaneous / Recettes diverses

493	493	Other Miscellaneous Revenue / Autres recettes diverses	493

493	493	Sub-Total - Miscellaneous / Total partiel - recettes diverses	493

495	495	TOTAL - Own Source Revenue / Recettes de provenance interne	495

495	495	TOTAL	495

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

OFFICE OF THE ATTORNEY GENERAL / CABINET DU PROCUREUR GÉNÉRAL

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017-2018	2017-2018		2018-2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

		Own Source / Provenance interne

		Sale of Goods and Services / Vente de biens et services

		General / Recettes générales

140	140	Queen's Printer / Imprimeur de la Reine	140

140	140	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	140

		Fines and Penalties / Amendes et peines

10	10	Court Costs - Recoveries / Frais judiciaires - recouvrements	10

10	10	Sub-Total - Fines and Penalties / Total partiel - amendes et peines	10

		Miscellaneous / Recettes diverses

234	234	Public Intervenor - Recoveries / Intervenant public - recouvrements	234

234	234	Sub-Total - Miscellaneous / Total partiel - recettes diverses	234

384	384	TOTAL - Own Source Revenue / Recettes de provenance interne	384

384	384	TOTAL	384

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

OFFICE OF THE ATTORNEY GENERAL / CABINET DU PROCUREUR GÉNÉRAL

SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2017-2018	2017-2018		2018-2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

		Provincial Proceeds of Crime / Unité provinciale des produits de la criminalité

		Own Source Revenue / Recettes de provenance interne

200	200	Miscellaneous / Recettes diverses	200

200	200	TOTAL - Provincial Proceeds of Crime / Unité provinciale des produits de la criminalité	200

200	200	TOTAL	200

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

OPPORTUNITIES NEW BRUNSWICK / OPPORTUNITÉS NOUVEAU-BRUNSWICK

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017-2018	2017-2018		2018-2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

		Own Source / Provenance interne

		Return on Investment / Produits de placements

		Interest and Investment Income / Intérêts créditeurs et revenus de placements

8,500	7,686	Interest on Loans / Intérêts sur prêts	7,800
1,500	900	Other Interest Income / Autres intérêts créditeurs	300
0	1,545	Investment Income / Revenus de placements	0

10,000	10,131	Sub-Total - Return on Investment / Total partiel - produits de placements	8,100

		Sale of Goods and Services / Vente de biens et services

		Leases and Rentals / Baux et locations

100	100	Land Rentals - Other / Location de terrains - autres	0

		General / Recettes générales

300	265	Service Charges / Frais de service	125
200	210	Trade Show Participant Fees - Designated Revenue / Foires commerciales - frais de participation - recettes réservées	200

600	575	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	325

		Miscellaneous / Recettes diverses

100	226	Prior Years Expenditure Recoveries / Recouvrements des dépenses des années antérieures	100
1	0	NSF Cheque Charges / Frais pour chèques sans provision	0
5	0	Other Miscellaneous Revenue / Autres recettes diverses	0

106	226	Sub-Total - Miscellaneous / Total partiel - recettes diverses	100

10,706	10,932	TOTAL - Own Source Revenue / Recettes de provenance interne	8,525

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

OPPORTUNITIES NEW BRUNSWICK / OPPORTUNITÉS NOUVEAU-BRUNSWICK

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017-2018	2017-2018		2018-2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

		Conditional Grants - Canada / Subventions conditionnelles - Canada

		Economic Development / Développement économique

550	440	International Business Development Agreement - Designated Revenue / Entente sur la promotion du commerce extérieur - recettes réservées	440

550	440	TOTAL - Conditional Grants - Canada / Subventions conditionnelles - Canada	440

11,256	11,372	TOTAL	8,965

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

OPPORTUNITIES NEW BRUNSWICK / OPPORTUNITÉS NOUVEAU-BRUNSWICK

SPECIAL OPERATING AGENCIES / ORGANISMES DE SERVICES SPÉCIAUX

(In thousands of dollars / En milliers de dollars)

2017-2018	2017-2018		2018-2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

		CyberNB / CyberNB

		Own Source Revenue / Recettes de provenance interne

0	0	Licences and Permits / Licences et permis	1,800

0	0	TOTAL - CyberNB / CyberNB	1,800

0	0	TOTAL	1,800

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

OPPORTUNITIES NEW BRUNSWICK / OPPORTUNITÉS NOUVEAU-BRUNSWICK

LOANS AND ADVANCES / PRÊTS ET AVANCES

(In thousands of dollars / En milliers de dollars)

2017-2018	2017-2018		2018-2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

		Recoveries / Recouvrements

12,600	29,093	Financial Assistance to Industry / Programme d'aide financière à l'industrie	15,400

12,600	29,093	TOTAL	15,400

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

OTHER AGENCIES / AUTRES ORGANISMES

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017-2018	2017-2018		2018-2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

		Own Source / Provenance interne

		Return on Investment / Produits de placements

		Net Income / Bénéfice net

245,700	219,800	Net Income / Bénéfice net	240,200

		Interest and Investment Income / Intérêts créditeurs et revenus de placements

3,260	3,261	Other Interest Income / Autres intérêts créditeurs	1,853

248,960	223,061	Sub-Total - Return on Investment / Total partiel - produits de placements	242,053

		Sale of Goods and Services / Vente de biens et services

		Institutional / Établissements

19,129	18,783	Tuition Fees / Frais de scolarité	20,411
130	130	Distance Education / Formation à distance	130
5,919	5,707	Training for Industry - Fees / Formation pour l'industrie - droits	7,718
1,080	936	Community Colleges - Sales / Collèges communautaires - ventes	1,160
1,134	1,098	Learning Fees / Frais d'apprentissage	1,156
1,510	1,516	Sales of Goods and Services - Other / Vente de biens et services - autres	1,109
1,177	1,149	Textbook Overhead / Coût des manuels	1,152

30,079	29,319	Sub-Total - Institutional / Total partiel - établissements	32,836

		Leases and Rentals / Baux et locations

84,842	84,842	Other Leases and Rentals / Autres baux et locations	84,832
316	339	Rents - Provincial Buildings / Loyers - btiments provinciaux	255

85,158	85,181	Sub-Total - Leases and Rentals / Total partiel - baux et locations	85,087

		General / Recettes générales

186,346	188,969	Sales and Services - Other / Ventes et services - autres	194,885

301,583	303,469	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	312,808

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

OTHER AGENCIES / AUTRES ORGANISMES

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017-2018	2017-2018		2018-2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

		Agency Revenues / Recettes des organismes

		New Brunswick Lotteries and Gaming Corporation / Société des loteries et des jeux du Nouveau-Brunswick

4,500	4,500	Lotteries and Gaming Revenues / Recettes des loteries et des jeux	5,000

4,500	4,500	Sub-Total - Agency Revenues / Total partiel - Recettes des organismes	5,000

		Miscellaneous / Recettes diverses

10,150	10,150	Gifts to the Crown - Other / Dons à la Couronne - autres	10,201
2,113	2,395	Other Grants / Autres subventions	1,854
41,121	47,799	Other Miscellaneous Revenue / Autres recettes diverses	48,344

53,384	60,344	Sub-Total - Miscellaneous / Total partiel - recettes diverses	60,399

608,427	591,374	TOTAL - Own Source Revenue / Recettes de provenance interne	620,260

		Conditional Grants - Canada / Subventions conditionnelles - Canada

		Education / Éducation

2,755	2,755	Official Languages in Education Agreement - Program Expansion and Development / Entente relative aux langues officielles dans l'enseignement - élaboration et expansion de programmes	2,595
4,107	5,638	Education - Other / Éducation - autre	4,993

		Health / Santé

23,345	23,000	Regional Health Authorities / Régies régionales de la santé	23,115

30,207	31,393	TOTAL - Conditional Grants - Canada / Subventions conditionnelles - Canada	30,703

638,634	622,767	TOTAL	650,963

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

OTHER AGENCIES / AUTRES ORGANISMES

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017-2018	2017-2018		2018-2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

		Other Agencies / Autres organismes

173,000	169,100	Net Income - NB Liquor Corporation / Bénéfice net - Société des alcools du N.-B.	172,500
72,700	50,700	Net Income - NB Power / Bénéfice net - Énergie NB	67,700

245,700	219,800	Sub-Total - Other Agencies / Total partiel - autres organismes	240,200

		Consolidated Entities / Entités consolidées

Atlantic Education International Inc. / Atlantic Education International Inc.

Collège communautaire du Nouveau-Brunswick / Collège communautaire du Nouveau-Brunswick Financial and Consumer Services Commission / Commission des services financiers et des services aux consommateurs

Forest Protection Limited / Forest Protection Limited Kings Landing Corporation / Société de Kings Landing

New Brunswick Agricultural Insurance Commission / Commission de l'assurance agricole du Nouveau-Brunswick New Brunswick Community College / New Brunswick Community College

New Brunswick Credit Union Deposit Insurance Corporation / Société d'assurance-dépôts des caisses populaires du Nouveau-Brunswick

New Brunswick Energy and Utilities Board / Commission de l'énergie et des services publics du Nouveau-Brunswick New Brunswick Immigrant Investor Fund / Fonds des investisseurs immigrants du Nouveau-Brunswick

New Brunswick Legal Aid Services Commission / Commission des services d'aide juridique du Nouveau-Brunswick New Brunswick Lotteries and Gaming Corporation / Société des loteries et des jeux du Nouveau-Brunswick Nursing Homes / Foyers de soins

Provincial Holdings Ltd. / Gestion provinciale ltée Recycle New Brunswick / Recycle Nouveau-Brunswick Regional Health Authorities / Régies régionales de la santé

Research and Productivity Council / Conseil de la recherche et de la productivité Service New Brunswick / Service Nouveau-Brunswick

392,934	402,967	Sub-Total - Consolidated Entities / Total partiel - entités consolidées	410,763

638,634	622,767	TOTAL	650,963

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017-2018	2017-2018		2018-2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

		Own Source / Provenance interne

		Return on Investment / Produits de placements

		Interest and Investment Income / Intérêts créditeurs et revenus de placements

20,340	20,140	Interest on Loans / Intérêts sur prêts	11,089
6	13	Other Interest Income / Autres intérêts créditeurs	14

20,346	20,153	Sub-Total - Return on Investment / Total partiel - produits de placements	11,103

		Licences and Permits / Licences et permis

		General / Recettes générales

2,268	1,655	Apprenticeship and Occupational Certification Act - Designated Revenue / Loi sur l'apprentissage et la certification professionnelle - recettes réservées	2,268
65	63	Private Occupational Training Act - Registration / Loi sur la formation professionnelle dans le secteur privé - enregistrement	65

2,333	1,718	Sub-Total - Licences and Permits / Total partiel - licences et permis	2,333

		Sale of Goods and Services / Vente de biens et services

		Institutional / Établissements

200	200	New Brunswick Public Libraries - Designated Revenue / Bibliothèques publiques du Nouveau-Brunswick - recettes réservées	200

		General / Recettes générales

2,018	1,996	Workers' Compensation Appeals Tribunal - Designated Revenue / Tribunal d'appel des accidents au travail - recettes réservées	2,018
1,740	1,257	Office of Advocates Services - Designated Revenue / Bureau des services de défenseurs - recettes réservées	1,740
250	150	Immigrant Application Fee / Droit associé aux demandes en matière d'immigration	250

4,208	3,603	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	4,208

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /

MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017-2018 ESTIMATE / PRÉVISIONS	2017-2018 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2018-2019 ESTIMATE / PRÉVISIONS

		Miscellaneous / Recettes diverses

200	250	Prior Years Expenditure Recoveries / Recouvrements des dépenses des années antérieures	200
17,175	17,790	Other Miscellaneous Revenue / Autres recettes diverses	18,900
125	125	Prior Years Expenditure Recoveries - Designated Revenue / Recouvrements des dépenses des années antérieures - recettes réservées	125

17,500	18,165	Sub-Total - Miscellaneous / Total partiel - recettes diverses	19,225

44,387	43,639	TOTAL - Own Source Revenue / Recettes de provenance interne	36,869

		Conditional Grants - Canada / Subventions conditionnelles - Canada

		Education / Éducation

10,400	12,267	Workforce Development Agreement / Entente sur le développement de la main-d'oeuvre	18,218
3,600	3,600	Labour Market Agreement for Persons with Disabilities / Entente sur le marché du travail visant les personnes handicapées	0
98,521	105,081	Labour Market Development Agreement / Entente sur le développement du marché du travail	107,084
1,200	1,200	Canada Student Loans - Designated Revenue / Régime canadien de prêts aux étudiants - recettes réservées	1,200

		Other / Autres recouvrements

3,792	3,792	Other Conditional Grants / Autres subventions conditionnelles	0

117,513	125,940	TOTAL - Conditional Grants - Canada / Subventions conditionnelles - Canada	126,502

161,900	169,579	TOTAL	163,371

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /

MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL

SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2017-2018 ESTIMATE / PRÉVISIONS	2017-2018 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2018-2019 ESTIMATE / PRÉVISIONS

		Canada Student Loans / Régime canadien de prêts aux étudiants

		Own Source Revenue / Recettes de provenance interne

900	900	Prior Years Expenditure Recoveries / Recouvrements des dépenses des années antérieures	900

		Conditional Grants - Canada / Subventions conditionnelles - Canada

832	832	Other / Autres recouvrements	1,236

1,732	1,732	TOTAL - Canada Student Loans / Régime canadien de prêts aux étudiants	2,136

		Library Trust Fund / Fonds en fiducie pour les bibliothèques

		Own Source Revenue / Recettes de provenance interne

300	300	Miscellaneous / Recettes diverses	300

300	300	TOTAL - Library Trust Fund / Fonds en fiducie pour les bibliothèques	300

		Recoverable Projects / Projets à frais recouvrables

		Conditional Grants - Canada / Subventions conditionnelles - Canada

50	196	Other Conditional Grants / Autres subventions conditionnelles	50

		Own Source Revenue / Recettes de provenance interne

300	300	Miscellaneous / Recettes diverses	300

350	496	TOTAL - Recoverable Projects / Projets à frais recouvrables	350

2,382	2,528	TOTAL	2,786

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /

MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL

SPECIAL OPERATING AGENCIES / ORGANISMES DE SERVICES SPÉCIAUX

(In thousands of dollars / En milliers de dollars)

2017-2018	2017-2018		2018-2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

		New Brunswick College of Craft and Design College Admission Services / Collège d'artisanat et de design du Nouveau-Brunswick Service de l'admission collégiale

		Users / Utilisateurs

		Own Source Revenue / Recettes de provenance interne

2	1	Return on Investment / Produits de placements	2

1,241	1,682	Sale of Goods and Services / Vente de biens et services	1,241

4	93	Miscellaneous / Recettes diverses	4

1,247	1,776	TOTAL - Own Source Revenue / Recettes de provenance interne	1,247

1,247	1,776	TOTAL - Users / Utilisateurs	1,247

3,736	3,753	Transfers from Departments / Transferts des ministères *	3,844

4,983	5,529	New Brunswick College of Craft and Design College Admission Services / Collège d'artisanat et de design du Nouveau-Brunswick Service de l'admission collégiale	5,091

4,983	5,529	TOTAL	5,091

* Inter-account transaction account / Compte d'opérations intercomptes

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /

MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL

LOANS AND ADVANCES / PRÊTS ET AVANCES

(In thousands of dollars / En milliers de dollars)

2017-2018	2017-2018		2018-2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

		Recoveries / Recouvrements

45,840	44,840	Loans to Students / Prêts aux étudiants	44,840

45,840	44,840	TOTAL	44,840

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

REGIONAL DEVELOPMENT CORPORATION / SOCIÉTÉ DE DÉVELOPPEMENT RÉGIONAL

SPECIAL OPERATING AGENCIES / ORGANISMES DE SERVICES SPÉCIAUX

(In thousands of dollars / En milliers de dollars)

2017-2018	2017-2018		2018-2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

		Building Canada Fund - Gas Tax Transfer / Fonds Chantiers Canada - transfert de taxe sur l'essence

		Conditional Grants - Canada / Subventions conditionnelles - Canada

45,488	45,488	Economic Development / Développement économique	47,655

45,488	45,488	TOTAL - Building Canada Fund - Gas Tax Transfer / Fonds Chantiers Canada - transfert de taxe sur l'essence	47,655

		Francophonie and Official Languages Program / Programme de la Francophonie et des Langues officielles

		Own Source Revenue / Recettes de provenance interne

1,400	1,400	Transfers from Departments / Transferts des ministères *	1,400

		Conditional Grants - Canada / Subventions conditionnelles - Canada

2,974	2,974	Other / Autres recouvrements	2,974

4,374	4,374	TOTAL - Francophonie and Official Languages Program / Programme de la Francophonie et des Langues officielles	4,374

		New Building Canada Fund - Small Communities / Nouveau Fonds Chantiers Canada - petites collectivités

		Own Source Revenue / Recettes de provenance interne

12,500	12,500	Transfers from Departments / Transferts des ministères *	7,000

		Conditional Grants - Canada / Subventions conditionnelles - Canada

5,000	5,000	Economic Development / Développement économique	5,000

17,500	17,500	TOTAL - New Building Canada Fund - Small Communities / Nouveau Fonds Chantiers Canada - petites collectivités	12,000

* Inter-account transaction account / Compte d'opérations intercomptes

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
REGIONAL DEVELOPMENT CORPORATION / SOCIÉTÉ DE DÉVELOPPEMENT RÉGIONAL

SPECIAL OPERATING AGENCIES / ORGANISMES DE SERVICES SPÉCIAUX

(In thousands of dollars / En milliers de dollars)

2017-2018 ESTIMATE / PRÉVISIONS	2017-2018 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2018-2019 ESTIMATE / PRÉVISIONS

		Other Special Initiatives / Autres projets spéciaux

		Own Source Revenue / Recettes de provenance interne

0	438	Miscellaneous / Recettes diverses	0

		Conditional Grants - Canada / Subventions conditionnelles - Canada

100	100	Other / Autres recouvrements	100

100	538	TOTAL - Other Special Initiatives / Autres projets spéciaux	100

		Clean Water and Wastewater Fund / Fonds pour l'eau potable et le traitement des eaux usées

		Own Source Revenue / Recettes de provenance interne

17,870	17,870	Transfers from Departments / Transferts des ministères *	21,255

		Conditional Grants - Canada / Subventions conditionnelles - Canada

45,000	25,000	Economic Development / Développement économique	43,570

62,870	42,870	TOTAL - Clean Water and Wastewater Fund / Fonds pour l'eau potable et le traitement des eaux usées	64,825

		Post-Secondary Institutions Strategic Investment Fund / Fonds d'investissement stratégique pour les établissements postsecondaires

		Own Source Revenue / Recettes de provenance interne

16,245	20,500	Transfers from Departments / Transferts des ministères *	9,700

		Conditional Grants - Canada / Subventions conditionnelles - Canada

24,956	24,956	Economic Development / Développement économique	6,256

41,201	45,456	TOTAL - Post-Secondary Institutions Strategic Investment Fund / Fonds d'investissement stratégique pour les établissements postsecondaires	15,956

* Inter-account transaction account / Compte d'opérations intercomptes

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
REGIONAL DEVELOPMENT CORPORATION / SOCIÉTÉ DE DÉVELOPPEMENT RÉGIONAL

SPECIAL OPERATING AGENCIES / ORGANISMES DE SERVICES SPÉCIAUX

(In thousands of dollars / En milliers de dollars)

2017-2018	2017-2018		2018-2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

		Public Transit Infrastructure Fund / Fonds pour les infrastructures du transport en commun

		Conditional Grants - Canada / Subventions conditionnelles - Canada

6,555	5,754	Economic Development / Développement économique	2,940

6,555	5,754	TOTAL - Public Transit Infrastructure Fund / Fonds pour les infrastructures du transport en commun	2,940

		Low Carbon Economy Leadership Fund / Fonds du leadership pour une économie à faibles émissions de carbone

		Conditional Grants - Canada / Subventions conditionnelles - Canada

0	1,000	Economic Development / Développement économique	7,380

0	1,000	TOTAL - Low Carbon Economy Leadership Fund / Fonds du leadership pour une économie à faibles émissions de carbone	7,380

178,088	162,980	TOTAL	155,230

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

DEPARTMENT OF SOCIAL DEVELOPMENT / MINISTÈRE DU DÉVELOPPEMENT SOCIAL

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017-2018	2017-2018		2018-2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

		Own Source / Provenance interne

		Return on Investment / Produits de placements

		Interest and Investment Income / Intérêts créditeurs et revenus de placements

1,200	1,000	Interest on Loans / Intérêts sur prêts	1,000

		Other / Autres recettes

1,000	800	Recoveries - Loans and Guarantees / Recouvrements - prêts et garanties	800

2,200	1,800	Sub-Total - Return on Investment / Total partiel - produits de placements	1,800

		Licences and Permits / Licences et permis

		General / Recettes générales

33	33	Nursing Homes - Special Care Licences / Foyers de soins - permis de soins spéciaux	33

33	33	Sub-Total - Licences and Permits / Total partiel - licences et permis	33

		Sale of Goods and Services / Vente de biens et services

		Leases and Rentals / Baux et locations

15,800	15,800	Rents - Public Housing Units / Loyers - unités de logement sociaux	16,000
1,800	1,800	Rents - Residential Units / Loyers - unités résidentielles	1,800

		General / Recettes générales

80	80	Administration Fees - CMHC / Frais administratifs - SCHL	80
10	10	Delivery Fees - CMHC / Frais de livraison - SCHL	10

17,690	17,690	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	17,890

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF SOCIAL DEVELOPMENT / MINISTÈRE DU DÉVELOPPEMENT SOCIAL

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017-2018	2017-2018		2018-2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

		Miscellaneous / Recettes diverses

4,200	4,200	Prior Years Expenditure Recoveries / Recouvrements des dépenses des années antérieures	4,200

3,000	3,000	Family Court Payments / Tribunal de la famille - versements	3,000

2,000	2,000	Family Court Payments - Designated Revenue / Tribunal de la famille - versements - recettes réservées	2,000

175	175	Other Miscellaneous Revenue / Autres recettes diverses	175

9,375	9,375	Sub-Total - Miscellaneous / Total partiel - recettes diverses	9,375

29,298	28,898	TOTAL - Own Source Revenue / Recettes de provenance interne	29,098

		Conditional Grants - Canada / Subventions conditionnelles - Canada

		Central Government Services / Services généraux du gouvernement

36,843	36,409	Recoveries - CMHC / Sommes recouvrées - SCHL	36,426

		Education / Éducation

0	675	Employability Assistance for People with Disabilities / Aide à l'employabilité des personnes handicapées	0

36,843	37,084	TOTAL - Conditional Grants - Canada / Subventions conditionnelles - Canada	36,426

66,141	65,982	TOTAL	65,524

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF SOCIAL DEVELOPMENT / MINISTÈRE DU DÉVELOPPEMENT SOCIAL

CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2017-2018	2017-2018		2018-2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

		Gross Capital Revenue / Recettes brutes en capital

		Capital Recoveries - Own Source / Recouvrements au compte de capital - provenance interne

		Other / Autre recouvrements

49	49	Other Land Sales / Autres ventes de terrains	49
1	1	Other - Housing / Autre - Logements	1

50	50	TOTAL - Capital Recoveries - Own Source / Recouvrements au compte de capital - provenance interne	50

50	50	TOTAL	50

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF SOCIAL DEVELOPMENT / MINISTÈRE DU DÉVELOPPEMENT SOCIAL

SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2017-2018	2017-2018		2018-2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

		CMHC Funding Account / Compte de financement de la SCHL

		Own Source Revenue / Recettes de provenance interne

691	867	Return on Investment / Produits de placements	871

		Conditional Grants - Canada / Subventions conditionnelles - Canada

5,835	6,835	Central Government Services / Services généraux du gouvernement	6,147

6,526	7,702	TOTAL - CMHC Funding Account / Compte de financement de la SCHL	7,018

6,526	7,702	TOTAL	7,018

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF SOCIAL DEVELOPMENT / MINISTÈRE DU DÉVELOPPEMENT SOCIAL

LOANS AND ADVANCES / PRÊTS ET AVANCES

(In thousands of dollars / En milliers de dollars)

2017-2018	2017-2018		2018-2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

		Recoveries / Recouvrements

3,610	3,729	New Brunswick Housing Corporation / Société d'habitation du Nouveau-Brunswick	3,727

3,610	3,729	TOTAL	3,727

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

DEPARTMENT OF TOURISM, HERITAGE AND CULTURE /

MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017-2018	2017-2018		2018-2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

		Own Source / Provenance interne

		Return on Investment / Produits de placements

		Interest and Investment Income / Intérêts créditeurs et revenus de placements

1	0	Foreign Exchange / Opérations de change	1

1	0	Sub-Total - Return on Investment / Total partiel - produits de placements	1

		Sale of Goods and Services / Vente de biens et services

		Institutional / Établissements

875	935	Village Historique Acadien / Village historique acadien	875

		Provincial Parks / Parcs provinciaux

400	300	Park Entrance Fees / Droits d'entrée dans les parcs	400
75	56	Golf Fees / Frais de jeu - golf	75
10	14	Marina Fees / Droits - ports de plaisance	10
1,200	1,435	Camp Fees / Droits - terrains de camping	1,200
300	300	Ski Fees / Droits - ski	300
100	160	Other Park Revenues / Autres recettes provenant des parcs	100
30	30	Park Concessions / Concession de parcs	30
0	11	Retail Revenue / Recettes de détail	15

		General / Recettes générales

280	11	Larry's Gulch Lodge / Chalet Larry's Gulch	10
50	50	Advertising / Publicités	50

3,320	3,302	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	3,065

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

DEPARTMENT OF TOURISM, HERITAGE AND CULTURE /

MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017-2018	2017-2018		2018-2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

		Miscellaneous / Recettes diverses

4	0	Prior Years Expenditure Recoveries / Recouvrements des dépenses des années antérieures	4

0	1	Other Miscellaneous Revenue / Autres recettes diverses	0

4	1	Sub-Total - Miscellaneous / Total partiel - recettes diverses	4

3,325	3,303	TOTAL - Own Source Revenue / Recettes de provenance interne	3,070

3,325	3,303	TOTAL	3,070

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

DEPARTMENT OF TOURISM, HERITAGE AND CULTURE /

MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE

SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2017-2018	2017-2018		2018-2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

		Arts Development Trust Fund / Fonds en fiducie pour l'avancement des arts

		Own Source Revenue / Recettes de provenance interne

700	700	Lottery Revenue / Recettes des loteries	700

700	700	TOTAL - Arts Development Trust Fund / Fonds en fiducie pour l'avancement des arts	700

		GO NB! - Taking Action Through Sport / Allez-y NB : L'action par le sport

		Own Source Revenue / Recettes de provenance interne

290	290	Miscellaneous / Recettes diverses	290

290	290	TOTAL - GO NB! - Taking Action Through Sport / Allez-y NB : L'action par le sport	290

		Parlee Beach Maintenance / Entretien de la plage Parlee

		Own Source Revenue / Recettes de provenance interne

79	48	Sale of Goods and Services / Vente de biens et services	79

79	48	TOTAL - Parlee Beach Maintenance / Entretien de la plage Parlee	79

		Sport Development Trust Fund / Fonds en fiducie pour l'avancement du sport

		Own Source Revenue / Recettes de provenance interne

500	500	Lottery Revenue / Recettes des loteries	500

500	500	TOTAL - Sport Development Trust Fund / Fonds en fiducie pour l'avancement du sport	500

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

DEPARTMENT OF TOURISM, HERITAGE AND CULTURE /

MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE

SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2017-2018	2017-2018		2018-2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

		Viscount Bennett Trust Fund / Fonds en fiducie du Vicomte Bennett

		Own Source Revenue / Recettes de provenance interne

10	10	Return on Investment / Produits de placements	10

10	10	TOTAL - Viscount Bennett Trust Fund / Fonds en fiducie du Vicomte Bennett	10

1,579	1,548	TOTAL	1,579

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

DEPARTMENT OF TOURISM, HERITAGE AND CULTURE /

MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE

SPECIAL OPERATING AGENCIES / ORGANISMES DE SERVICES SPÉCIAUX

(In thousands of dollars / En milliers de dollars)

2017-2018	2017-2018		2018-2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

		Hopewell Rocks Provincial Park / Parc provincial Hopewell Rocks

		Own Source Revenue / Recettes de provenance interne

3,377	4,009	Sale of Goods and Services / Vente de biens et services	4,032

3,377	4,009	TOTAL - Hopewell Rocks Provincial Park / Parc provincial Hopewell Rocks	4,032

		Parlee Beach Campground / Terrain de camping de la plage Parlee

		Own Source Revenue / Recettes de provenance interne

378	395	Sale of Goods and Services / Vente de biens et services	396

378	395	TOTAL - Parlee Beach Campground / Terrain de camping de la plage Parlee	396

		Sugarloaf Lodge / Pavillon Sugarloaf

		Own Source Revenue / Recettes de provenance interne

141	182	Sale of Goods and Services / Vente de biens et services	148

141	182	TOTAL - Sugarloaf Lodge / Pavillon Sugarloaf	148

3,896	4,586	TOTAL	4,576

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /

MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017-2018 ESTIMATE /	2017-2018 REVISED /		2018-2019 ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

		Own Source / Provenance interne

		Return on Investment / Produits de placements

		Interest and Investment Income / Intérêts créditeurs et revenus de placements

1	9	Other Interest Income / Autres intérêts créditeurs	1

1	9	Sub-Total - Return on Investment / Total partiel - produits de placements	1

		Licences and Permits / Licences et permis

		Motor Vehicle / Véhicules à moteur

1,500	1,500	Motor Vehicle Act - Fees / Loi sur les véhicules à moteur - droits	1,500
20	20	Motor Carrier Act - Fees / Loi sur les transports routiers - droits	20

1,520	1,520	Sub-Total - Licences and Permits / Total partiel - licences et permis	1,520

		Sale of Goods and Services / Vente de biens et services

		Intergovernmental / Recettes intergouvernementales

3,183	3,183	Recoveries from Municipalities - General Maintenance / Recouvrements des municipalités - entretien général	3,183
260	298	Recoveries - General Maintenance - First Nations / Recouvrements - entretien général - Premières Nations	290

		Leases and Rentals / Baux et locations

1,220	1,233	Land Rentals - Other / Location de terrains - autres	1,220
562	800	Rents - Provincial Buildings / Loyers - btiments provinciaux	750

		General / Recettes générales

40	40	Commercial Sign Recoveries - Designated Revenue / Enseignes commerciales - recouvrements - recettes réservées	40

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /

MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017-2018 ESTIMATE / PRÉVISIONS	2017-2018 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2018-2019 ESTIMATE / PRÉVISIONS

		General / Recettes générales

155	155	Plans and Tender Documents - Sales / Devis et documents de soumission - ventes	155
150	85	Central Heating Plant - Sales / Centrale de chauffage - ventes	0
30	30	Industrial Parks - Water and Sewage Service / Parcs industriels - réseaux d'eau et d'égouts	30

5,600	5,824	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	5,668

		Fines and Penalties / Amendes et peines

35	35	Highway Act - Fines / Loi sur la voirie - amendes	35

35	35	Sub-Total - Fines and Penalties / Total partiel - amendes et peines	35

		Miscellaneous / Recettes diverses

2	0	Government Assigned Vehicles - Recoveries from Employees / Véhicules du gouvernement - recouvrements auprès des employés	2
0	27	Prior Years Expenditure Recoveries / Recouvrements des dépenses des années antérieures	0
0	15	Insurance Recoveries / Recouvrements d'assurances	0
80	85	Other Miscellaneous Revenue / Autres recettes diverses	80

82	127	Sub-Total - Miscellaneous / Total partiel - recettes diverses	82

7,238	7,515	TOTAL - Own Source Revenue / Recettes de provenance interne	7,306

		Conditional Grants - Canada / Subventions conditionnelles - Canada

		Transportation / Transports

26	24	Integrated Radio System / Réseau intégré de radio communications	0

26	24	TOTAL - Conditional Grants - Canada / Subventions conditionnelles - Canada	0

7,264	7,539	TOTAL	7,306

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /

MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE

CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2017-2018	2017-2018		2018-2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

		Gross Capital Revenue / Recettes brutes en capital

		Capital Recoveries - Own Source / Recouvrements au compte de capital - provenance interne

		Other / Autres recouvrements

1,500	1,750	Other Land Sales / Autres ventes de terrains	1,000
5,700	5,330	Other / Autres recouvrements	3,020

7,200	7,080	TOTAL - Capital Recoveries - Own Source / Recouvrements au compte de capital - provenance interne	4,020

		Capital Recoveries - Canada / Recouvrements au compte de capital - Canada

		Transportation / Transports

27,373	23,298	New Building Canada Fund - Provincial-Territorial Infrastructure Component / Nouveau Fonds Chantiers Canada - volet infrastructures provinciales-territoriales	41,690

		Other / Autres recouvrements

0	2,400	Other / Autres recouvrements	2,464

27,373	25,698	TOTAL - Capital Recoveries - Canada / Recouvrements au compte de capital - Canada	44,154

34,573	32,778	TOTAL	48,174

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /

MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE

SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2017-2018	2017-2018		2018-2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

		Land Management Fund / Fonds pour l'aménagement des terres

		Own Source Revenue / Recettes de provenance interne

25	25	Return on Investment / Produits de placements	25

20	20	Sale of Goods and Services / Vente de biens et services	20

620	405	Capital Recoveries - Own Source / Recouvrements au compte de capital - provenance interne	620

665	450	TOTAL - Land Management Fund / Fonds pour l'aménagement des terres	665

665	450	TOTAL	665

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /

MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE

SPECIAL OPERATING AGENCIES / ORGANISMES DE SERVICES SPÉCIAUX

(In thousands of dollars / En milliers de dollars)

2017-2018	2017-2018		2018-2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

		Vehicle Management Agency / Agence de gestion des véhicules

		Own Source Revenue / Recettes de provenance interne

81,260	81,900	Chargeback to Clients / Rétrofacturation aux clients *	81,900

700	700	Capital - Recoveries / Recouvrements au compte de capital	700

81,960	82,600	TOTAL - Vehicle Management Agency / Agence de gestion des véhicules	82,600

81,960	82,600	TOTAL	82,600

* Inter-account transaction account / Compte d'opérations intercomptes

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

TREASURY BOARD / CONSEIL DU TRÉSOR

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2017-2018	2017-2018		2018-2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

		Own Source / Provenance interne

		Sale of Goods and Services / Vente de biens et services

		General / Recettes générales

600	0	Sales and Services - Other / Ventes et services - autres	0

600	0	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	0

		Miscellaneous / Recettes diverses

0	500	Other Miscellaneous Revenue / Autres recettes diverses	500

0	500	Sub-Total - Miscellaneous / Total partiel - recettes diverses	500

600	500	TOTAL - Own Source Revenue / Recettes de provenance interne	500

600	500	TOTAL	500

MAIN ESTIMATES / BUDGET PRINCIPAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

TREASURY BOARD / CONSEIL DU TRÉSOR

SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2017-2018	2017-2018		2018-2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	SOURCE / PROVENANCE	PRÉVISIONS

		Archives Trust Account / Compte en fiducie pour les archives

		Unconditional Grants - Canada / Subventions inconditionnelles - Canada

10	10	Other Unconditional Grants / Autres subventions inconditionnelles	10

10	10	TOTAL - Archives Trust Account / Compte en fiducie pour les archives	10

10	10	TOTAL	10